UNITED STATES SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A

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Applied Minerals, Inc.

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Notice of 2016 Annual Meeting and

Proxy Statement

Annual Meeting of Stockholders

December 7, 2016 at 2:00 P.M.

304 Hudson Street

Third Floor

New York, NY 10013

Letter from your Board of Directors

October 26, 2016

Dear Fellow Stockholders:

We invite you to attend the Annual Meeting of Applied Minerals, Inc, which will be held at 2:00 PM on December 7, 2016 at 304 Hudson Street, Third Floor, New York, NY 10013. Doors open at 1:45 PM. The meeting will be webcast and you can listen to it by logging on at www.virtualshareholdermeeting.com/AMNL2016. The attached Notice of Annual Meeting and Proxy Statement give details of the business to be conducted at the meeting.

In anticipation of the meeting, we want to take this opportunity to tell you that there have been many positive business developments at the Company in the last year and the pace of change -- positive change -- is accelerating.

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We expect to report revenue of approximately $3 million for the nine months ended September 30, 2016 as compared to approximately $200,000 in the same period in 2015. We expect revenues for the entire year to exceed $4 million as compared to approximately $500,000 for 2015.

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We are making tremendous progress toward penetrating the markets for catalysts, molecular sieves, cement, drilling fluids, and pigments, among others, with a number of companies reporting successful commercial trials.

●	We have significantly reduced operating expenses in 2016. We expect to cut the expenses in the second half of 2016 by about 40% as compared to the second half of 2015.

●	Our objective is to achieve cash flow breakeven by mid-2017.

In March 2016, we established an Operations Committee consisting of Mario Concha, Robert Betz, and Andre Zeitoun. Bob and Mario are seasoned industry professionals, who have run major chemical operations and have significant experience in developing new products as well as developing new markets for existing products. The Committee has provided close oversight of management’s performance regarding the Company’s base business, key initiatives affecting its operations, and key project execution and implementation. Bob and Mario have spent a significant amount of time working directly with management. We are very pleased with the results.

To conserve cash, the directors are receiving options for Board and Committee fees that have previously been paid in cash, assuring that we will realize value for our services as directors only if the value of the stock increases. We intend to continue to receive options at least until the Company’s financial condition improves substantially. Moreover, the Board has taken action that has had the effect of reducing the value of such fees significantly. The Board departed from customary practice and has set the exercise price of the options at the higher of $.25 or the market price at the date of grant and calculated the number of options by dividing the dollar amount of the fee by the higher of $.25 or the Black Scholes value. As a result, the value of options that we received for the third quarter 2016 fees (as measured in terms of Black Scholes value) was equal to only 45% of the dollar amount of the fee.

We will have a full presentation of our 2016 achievements and our objectives for 2017 at the Annual Meeting.  There will be a question and answer session at the meeting.

We want to direct your attention to three of the proposals that you will vote on at the Annual Meeting. We ask you to vote FOR each proposal.

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Advisory vote on executive compensation (“Say-on-Pay”). We have listened to stockholder feedback and taken action to reduce executive compensation so that it better aligns with performance. The compensation of all of the Named Executive Officers has been reduced. In particular, the compensation of the CEO has been sharply reduced. Even though he satisfied his predetermined performance goals for 2015, as established by the Board and the Compensation Committee, his bonus payable in cash was reduced by $101,000 (20%) and his bonus payable in options was reduced by $50,000 (50%). Even if the CEO's 2016 Board- and Committee- established personal goals for 2016 are met and a bonus for such achievement is paid, his cash compensation in 2016 will be 44% lower than 2015 and his total compensation for 2016 will be 36% lower than 2015.

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Amending the Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock. Essentially all 200 million currently authorized shares have been issued or reserved for issuance on conversion of the Series 2023 PIK Notes and Series A PIK Notes and on the exercise of outstanding options and warrants. It is important to note that we currently reserve approximately 68 million shares for conversion of the PIK Notes. There is no certainty that these Notes will be actually converted into Common Stock rather than being repaid or refinanced.

We need additional shares to continue fully compensating directors in equity rather than cash and to continue paying significant percentages of management compensation in equity. While we have no plans to hire additional employees or retain new consultants, we believe that it is important to have shares available to attract valuable talent when needed. Based on our current projections, we do not expect to raise more capital. However, we believe having additional shares available is prudent and responsible. The proposal is to authorize an additional 50 million more shares of Common Stock.

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Approving the 2016 Incentive Plan, a New Equity Compensation Plan. The share capacity of existing equity compensation plans has been essentially exhausted and a new plan is needed. The share capacity has been exhausted more quickly than expected because (i) the directors no longer receive cash compensation and are compensated entirely in equity and (ii) officers receive a greater share of their compensation in equity. The number of shares subject to the new equity compensation plan, 15 million, should be sufficient to compensate directors entirely in equity, to grant equity awards to officers and employees in lieu of cash for a significant portion of their compensation, and to provide equity compensation to any new employees or consultants for a minimum of three years.

These proposals and our reasons for proposing them are discussed at length in Part 7 of the Proxy Statement.

It is important that you vote your shares at the Annual Meeting, especially because the amendment to the Certificate of Incorporation requires the favorable vote of a majority of the outstanding shares. Here is how to vote.

Record Owners: You may vote by mail. You can vote by mail using the proxy card delivered with the proxy statement, signing it, and and mailing it back in the self-addressed envelope we have supplied or by mailing the proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxy cards submitted by mail must be received by the time of the Annual Meeting for your shares to be voted.

You may vote by Internet. You can vote by Internet by going to proxyvote.com and following the directions. Please have the proxy card in hand when accessing proxyvote.com because you will need the 16-digit control number on the proxy card. Or you can scan the QR Barcode on your proxy card and vote immediately, if you have a QR Barcode reader.

You may vote by phone. Use any touch-tone telephone to call 1-800-690-6903 and follow the instructions. Please have the proxy card in hand when accessing proxyvote.com because you will need the 16-digit control number on the proxy card.

You can use the Internet or telephone to transmit voting instructions up until 11:59 P.M. Eastern Time on December 6. Internet and telephone voting facilities for record holders are available 24 hours a day. If you do not have the 16-digit control number, you may contact Broadridge Shareholder Services at 877-830-4936 or shareholder@broadridge.com.

Beneficial owners. Voting instruction form. You will receive from your broker or custodian a voting instruction form (or other means) to instruct your broker or custodian how to vote. Follow the directions on the form in order to vote. PLEASE PROVIDE VOTING INSTRUCTIONS AS TO ALL OF THE PROPOSALS TO BE VOTED ON. IN ORDER FOR YOUR SHARES TO BE VOTED ON THE FOLLOWING PROPOSALS  —  THE ELECTION OF DIRECTORS, EXECUTIVE COMPENSATION (SAY-ON-PAY), AND THE 2016 INCENTIVE PLAN  —  YOU MUST PROVIDE INSTRUCTIONS. IF YOU DO NOT PROVIDE INSTRUCTIONS, YOUR SHARES WILL NOT BE VOTED ON THESE PROPOSALS.

Voting at the meeting. If you wish to vote at the meeting, you must obtain from your broker or custodian, and present at the meeting, a “legal proxy,” which is a written authorization from the broker or custodian authorizing the beneficial owner to vote the beneficial owner’s shares at the meeting.

We hope that you will attend the meeting or listen in to the webcast of the meeting. We look forward to talking with as many of you as possible.

Very Truly Yours,

Your Board of Directors

APPLIED MINERALS. INC.

Notice of 2016 Annual Meeting of Stockholders

Date:	December 7, 2016

Time:	2:00 PM Eastern Time

Place:	304 Hudson Street, Third Floor, New York, NY 10013

Record date:	October 11, 2016. Only stockholders of record at the close of business on the record date are entitled to receive notice of, and to vote at, the Annual Meeting.

Items of business:	●	To elect seven directors.

	●	To approve, on a non-binding advisory basis, the compensation that has been paid to our Named Executive Officers

	●	To approve an amendment to the Certificate of Incorporation increasing the number of authorized shares of stock to 260 million and the number of authorized shares of Common Stock to 250 million

	●	To approve the Applied Minerals, Inc. 2016 Incentive Plan

	●	To ratify the selection of EisnerAmper LLP as our independent auditor for fiscal year 2016

	●	To transact other business that may properly come before the Annual Meeting

By order of the Board of Directors

William Gleeson

Secretary

New York, New York

October 25, 2016

Part 7 Proposals to be Voted on at the Meeting	30
Proposal 1: Election of Directors	30
Proposal 2: Advisory Vote on Executive Compensation	30
Proposal 3: Amendment to the Certificate of Incorporation to Increase the Total Number of Authorized Shares	33
Proposal 4: Approval of the Applied Minerals, Inc. 2016 Incentive Plan	37
Proposal 5: Ratification of Independent Auditor	46

Exhibit A 2016 Incentive Plan

Part 1: Information about the Meeting

This Proxy Statement was first sent, given, or released to stockholders on October 26, 2016. It is furnished in connection with the solicitation of proxies. The proxies are to be voted at the Annual Meeting of Stockholders of Applied Minerals Inc. (the “Company”) for the purposes set forth in the accompanying Notice of Annual Meeting. The meeting will be held at 2:00 PM Eastern Time on December 7, 2016 at 304 Hudson Street, Third Floor. New York, NY 10013 .

Stockholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy at the meeting. A stockholder may revoke a proxy by delivering a signed statement to our Corporate Secretary revoking the proxy at or prior to the Annual Meeting or by timely executing and delivering, by Internet, mail, or in person at the Annual Meeting, another proxy dated as of a later date.

How to Vote

Record Owners: You may vote by mail. You can vote by mail using the proxy card delivered with the proxy statement and mailing it back in the self-addressed envelope we have supplied or by mailing the proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxy cards submitted by mail must be received by the time of the Annual Meeting for your shares to be voted.

You may vote by Internet. You can vote by Internet by going to proxyvote.com and following the directions.  Please have the proxy card in hand when accessing proxyvote.com because you will need the 16-digit control number on the proxy card. Or you scan the QR Barcode on your proxy card and vote immediately, if you have a QR Barcode reader.

You may vote by phone. Use any touch-tone telephone to call 1-800-690-6903 and follow the instructions. Please have the proxy card in hand when accessing proxyvote.com because you will need the 16-digit control number on the proxy card.

You can use the Internet or telephone to transmit voting instructions up until 11:59 P.M. Eastern Time on December 6. Internet and telephone voting facilities for record holders are available 24 hours a day. If you do not have the 16-digit control number, you may contact Broadridge Shareholder Services at 877-830-4936 or shareholder@broadridge.com.

Beneficial owners. Voting instruction form. You will receive from your broker or custodian a voting instruction form (or other means) to instruct your broker or custodian how to vote. Follow the directions on the form in order to vote. PLEASE PROVIDE VOTING INSTRUCTIONS AS TO ALL OF THE PROPOSALS TO BE VOTED ON. IN ORDER FOR YOUR SHARES TO BE VOTED ON THE FOLLOWING PROPOSALS  —  ELECTION OF DIRECTORS, EXECUTIVE COMPENSATION (SAY-ON-PAY), AND THE 2016 INCENTIVE PLAN - YOU MUST PROVIDE INSTRUCTIONS.

Voting at the meeting. If you wish to vote at the meeting, you must obtain from your broker or custodian, and present at the meeting, a “legal proxy,” which is a written authorization from the broker or custodian authorizing the beneficial owner to vote the beneficial owner’s shares at the meeting.

Webcast of Meeting; Asking Questions

The meeting will be webcast at www.virtualshareholdermeeting.com/AMNL2016. Stockholders and others may listen to the meeting by logging into that address.

To ask questions if you are listening to the webcast, you will need the 16-digit control number on your proxy card or on the voting instruction form sent by your broker or custodian.

Solicitation of Proxies

The Board of Directors of the Company is soliciting the proxy accompanying this Proxy Statement. Proxies may be solicited by officers, directors, and employees of the Company, none of whom will receive any additional compensation for their services. These solicitations may be made personally or by mail, facsimile, telephone, messenger, email, or the Internet. The Company will pay persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially (such as brokerage houses, banks, and other fiduciaries) for the expense of forwarding solicitation materials to their principals. The Company will pay all proxy solicitation costs.

Householding

To reduce costs and reduce the environmental impact of our Annual Meeting, a single proxy statement and annual report will be delivered in one envelope to certain stockholders having the same last name and address and to individuals with more than one account registered at our transfer agent with the same address, unless contrary instructions have been received from an affected stockholder. Stockholders participating in householding will continue to receive separate proxy cards. If you are a registered stockholder and would like to enroll in this service or receive individual copies of this year’s and/or future proxy materials, please contact our transfer agent, Broadridge Corporate Company Solutions, by phone at 1-(800) 542-1061 or mail at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you are a beneficial stockholder, you may contact the broker or bank where you hold the account.

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Record Date; Shares Eligible to Vote; Quorum

Stockholders of record at the close of business on October 11, 2016 will be entitled to vote at the meeting on the basis of one vote for each share held. On October 11, 2016, there were 108,613,549 shares of Common Stock outstanding.

The presence of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting (54,306,275 shares), in person or represented by proxy, is necessary to constitute a quorum. Abstentions and “broker non-votes” are counted as “present and entitled to vote” for purposes of determining a quorum.

Election of Directors

Seven directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. If, for any reason, the directors are not elected at an Annual Meeting, they may be elected at a special meeting of stockholders called for that purpose in the manner provided by the By-Laws of the Company (“By-Laws”).

The Board of Directors expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, the proxy will be voted for the election of another nominee designated by our Board.

Voting Procedures and Votes Required for Election of Directors and Approval of Proposals

Voting of proxies

All proxies solicited by the Company, whether received by means of a proxy card or the Internet, will be voted, and where a choice is made with respect to a matter to be voted on, the shares will be voted in accordance with the specifications so made.

Except for broker non-votes (explained below), if a proxy is submitted without indicating that the shares are to be cast (i) FOR all nominees (ii) WITHHOLD for all nominees or (iii) FOR all except specified nominee(s), it will be deemed to grant authority to vote FOR all nominees presented in Part 7 – Proposals to be voted on” and discussed in Part 2 “Information concerning Directors“ to serve as directors.

Except for broker non-votes, if a Proxy is submitted without indicating voting instructions on Proposal 2 (Say-on-Pay), Proposal 3 (amendment of the Certificate of Incorporation to authorize additional shares of Common Stock), Proposal 4 (to approve the 2016 Incentive Plan), or Proposal 5 (ratification of independent auditor), it will be deemed to grant authority to vote FOR the Proposal(s) as to which no instruction is given.

Voting of shares held of record, but not beneficially, by brokers and other custodian

Beneficial owners will receive with this Proxy Statement a voting instruction form or other means, as specified by the broker or custodian, to instruct your broker how to vote. Beneficial owners may instruct the broker or custodian or other fiduciaries how to vote the shares through the voting instruction form or other means. If you wish to vote the shares you own beneficially at the meeting, you must first request and obtain from your broker or other custodian, and bring to the meeting, a “legal proxy” (a written authorization from the broker or custodian authorizing you to vote at the meeting).

Tabulation of shares present at meeting and votes

Employees of the Company will tabulate the shares present at the meeting and the votes cast. We expect to report the final vote tabulation on a Form 8-K filed with the SEC within four business days of the Annual Meeting.

Vote standard for election of directors; additional nominations

The directors will be elected by a plurality of the votes cast, meaning the directors receiving the largest number of “FOR” votes will be elected to the open positions. The Company’s By-Laws contain advance notice provisions for nominations for director by stockholders. If a stockholder makes a nomination that is not made in accordance with such advance-notice provisions, the nomination may not be voted on at the meeting. As of the date of this proxy statement, the date for stockholder to comply with the advance notice provisions, and thus to be eligible to make a nomination at the meeting, has passed

Effect of Abstentions; effect of uninstructed shares (broker non-votes); Vote required for approval

The shares of a stockholder whose proxy or ballot on any or all proposals is marked as “abstain” will be included in the number of shares present at the Annual Meeting to determine whether a quorum is present.

If you are the beneficial owner of shares held by a broker or other custodian and you instruct the broker or custodian to vote but choose not to provide instructions as to one or more ballot items, your shares are referred to as “uninstructed shares” as to the ballot items on which you do not provide instructions. Whether your broker or custodian has the discretion to vote these shares on your behalf depends on the ballot item. See table below. If the broker or custodian has discretion, the broker or custodian may vote as it chooses. If the broker or custodian does not have discretion, the shares will not be voted and are referred to as “broker non-votes.”

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The following table summarizes the votes required for passage of each proposal, the effect of abstentions on the voting of shares, and the effect of uninstructed shares held by brokers or other custodians on the voting of such shares.

	Votes Required for Approval	Abstentions Vote Cast/Not Cast?	Uninstructed Shares Broker Non-Votes Vote Cast/Not Cast?

Election of directors	Plurality of shares cast	Vote not cast	Vote not cast

Advisory vote on executive compensation (“Say-on-Pay”)	Majority of shares cast	Vote not cast	Vote not cast

Amendment to the Certificate of Incorporation increasing the number of authorized shares of Common Stock	Majority of outstanding shares	Vote not cast	Broker or custodian may vote using its discretion

Approval of 2016 Incentive Plan	Majority of shares cast	Vote not cast	Vote not cast

Ratification of independent auditor	Majority of shares cast	Vote not cast	Broker or custodian may vote using its discretion

Voting on Other Matters

Under the Company’s By-Laws, if other matters in addition to those listed in the Notice are properly presented at the Annual Meeting for consideration, the persons appointed as proxies by the Board of Directors (the persons named on your proxy card if you are a stockholder of record) will have the discretion to vote the proxies they hold on those matters for you and will follow the instructions of the Board of Directors. However, the Company’s By-Laws contain advance notice provisions for proposals to be made by stockholders. If a stockholder offers a proposal for a vote that is not made in accordance with such advance-notice provisions, the proposal may not be voted on at the meeting. As of the date of this proxy statement, the date for stockholder to comply with the advance notice provisions, and thus to be eligible to make a proposal at the meeting, has passed.

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Part 2 Information concerning Directors

Nominees for Director

The Company’s directors are to be elected at each Annual Meeting of Stockholders. The Company’s Certificate of Incorporation provides that the number of directors is to be fixed from time to time by resolution of the Board of Directors, and the Board of Directors has fixed the number at seven, and the Board of Directors currently consists of seven members.

At this Annual Meeting, seven directors are to be elected, and each director to serve until the next Annual Meeting of Stockholders or until such director’s successor is elected and qualified.  The Board of Directors’ nominees for the Board of Directors are:

●	Mario Concha
●	John Levy
●	Robert Betz
●	David Taft
●	Bradley Tirpak
●	Ali Zamani
●	Andre Zeitoun

Information about Nominees

The following table provides the names, ages, positions with the Company, and principal occupations of our current directors, each of whom has been nominated for election as a director at the Annual Meeting:

Name	Age	Director Since	Principal Occupation

Mario Concha	76	Chairman since 2016 and director since 2013	President of Mario Concha and Associates

John Levy	61	Vice Chairman since 2016 and Director since 2008	CEO of Board Advisory

Robert Betz	74	Director since 2014	Owner, Personal Care Ingredients

David Taft	60	Director since 2008	President, IBS Capital LLC

Bradley Tirpak	47	Director since 2015	Professional Investor

Ali Zamani	37	Director since 2014	Portfolio Manager at Genifor Capital Management

Andre Zeitoun	43	Director since 2009	President and CEO, Applied Minerals, Inc.

All of the nominees are incumbents and their current terms expire at 2016 Annual Meeting.

Information about persons nominated by the Board of Directors for the position of director of the Company is listed below, including brief biographies. Each biographic summary is followed by a brief summary of certain experiences, qualifications, attributes or skills that led the Board to determine that each nominee is qualified to, and should, serve as a director for the Company. General information regarding the nomination process is included under the “Governance and Nominating Committee and Nomination Process” heading.

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Mario Concha, Chairman and Director

Mr. Concha is the President of Mario Concha and Associates, LLC, a firm providing consulting services to senior executives and members of boards of directors.   In addition to providing consulting services, he has served as a director of Arclin, Ltd., a manufacturer of specialty resins, and Auro Resources, Corp, a mineral exploration company with holdings in Colombia’s gold region.  Prior to founding Mario Concha and Associates in 2005, Mr. Concha was an officer of Georgia Pacific Corporation and president of its Chemical Division from 1998 to 2005.  Prior to Georgia Pacific, Mr. Concha participated in the formation of GS Industries, a manufacturer of specialty steels for the mining industry, through a leveraged buyout of Armco Inc’s Worldwide Grinding Systems Division.  He then served as President of its International Division from 1992 to 1998.  From 1985 to 1992, Mr. Concha was Vice President-International for Occidental Chemical Corporation.  Prior to Occidental Chemical, he served in several senior management positions at Union Carbide Corporation in the United States and overseas.

Mr. Concha is a graduate of Cornell University with a degree in Chemical Engineering.  He has attended the Advanced Management Program at the University of Virginia's Darden School of Business and the NACD-ISS accredited Director's College at the University of Georgia's Terry College of Business.  He is a member of the National Association of Corporate Directors, the American Chemical Society, and the American Institute of Chemical Engineers.

Key attributes, experience and skills: Mr. Concha has over 40 years experience as a hands-on corporate executive.  He has first-hand industry knowledge, gained from senior executive positions in various industries, including chemicals, plastics, forest products, metals, and mining.  In addition to manufacturing operations, he has had extensive involvement in marketing, sales, and finance.  Mr. Concha also brings corporate governance experience, having served on both public and private company boards.

John F. Levy, Vice Chairman and Director

Since May 2005, Mr. Levy has served as the Chief Executive Officer of Board Advisory, a consulting firm that advises public companies in the areas of corporate governance, corporate compliance, financial reporting, and financial strategies. Mr. Levy currently serves on the board of directors of four public companies including Applied Minerals. Mr. Levy has been a director, chairman of the Audit Committee, and a member of the Governance and Nominating Committee, of Washington Prime Group, a Real Estate Investment Trust, since 2016. He has been a director of China Commercial Credit, a publicly held Chinese micro-lender, since 2013. He has been a director and audit committee member of Applied Energetics, Inc. (AERG), a publicly-traded company that specializes in the development and application of high power lasers, high voltage electronics, advanced optical systems, and energy management systems technologies, since 2009. From 2006 to 2013, Mr. Levy was a director and chair of the Audit Committee of Gilman Ciocia, Inc. (GTAX), a publicly traded financial planning and tax preparation firm and served as lead director from 2007 to 2013. From 2010 to 2012, he served as director of Brightpoint, Inc. (CELL), a publicly-traded company that provides supply chain solutions to leading stakeholders in the wireless industry. From 2008 through 2010, he served as a director of Applied Natural Gas Fuels, Inc. (formerly PNG Ventures, Inc.). From 2006 to 2010, Mr. Levy served as a director and Audit Committee chairman of Take Two Interactive Software, Inc., a public company that is a global developer and publisher of video games best known for the Grand Theft Auto franchise. Mr. Levy served as Interim Chief Financial Officer from 2005 to 2006 for Universal Food & Beverage Company, which filed a voluntary petition under the provisions of Chapter 11 of the United States Bankruptcy Act on August 31, 2007.  Mr. Levy is a frequent speaker on the roles and responsibilities of Board members and audit committee members. He has authored The 21st Century Director: Ethical and Legal Responsibilities of Board Members; Acquisitions to Grow the Business: Structure, Due Diligence, Financing; Creating the Best Projections You Can: Insights Techniques; and Ethics and Sustainability: A 4-way Path to Success and Finance and Innovation: Reinvent Your Department and Your Company. All courses have been presented to state accounting societies.

Mr. Levy is a Certified Public Accountant with nine years experience with the national public accounting firms of Ernst & Young, Laventhol & Horwath, and Grant Thornton. Mr. Levy has a B.S. degree in economics from the Wharton School of the University of Pennsylvania and received his M.B.A. from St. Joseph's University (PA).

Key attributes, experience and skills: Mr. Levy has over 35 years of progressive financial, accounting, and business experience, including having served as Chief Financial Officer of both public and private companies for over 13 years.  Mr. Levy brings to the board expertise in corporate governance and compliance matters along with extensive experience gained from numerous senior executive positions with public companies. Further, Mr. Levy’s service on the boards of directors of public companies in a variety of industries allows him to bring a diverse blend of experiences to the Company’s board.

Robert T. Betz, Director

From 2000 through his retirement in 2002, Mr. Betz was the President of Cognis Corp., the North American division of Cognis GmbH, a $4 billion worldwide supplier of specialty chemicals and nutritional ingredients that was spun off from Henkel AG & Company ("Henkel"). From 1989 through 2000, Mr. Betz held a number of management positions at Henkel, including Executive VP and President of its Emery Group, a leading manufacturer of oleochemicals, and President of its Chemicals Group for North America.

From 1979 through 1989, Mr. Betz worked in a number of manufacturing and operations capacities for the Emery Division of National Distillers and Chemicals Corp., eventually rising to President of the division. Mr. Betz began his career in the specialty chemicals industry by joining Emery Industries in 1963. Between 1963 and 1979 he worked for the company as Market Development Representative, Manager of Corporate Planning, Vice President of Operations - Emery (Canada), Manager of Commercial Development, and General Manager of Business Groups. Emery Industries was sold to National Distillers and Chemicals Corp. in 1979.

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Since 2003, Mr. Betz has been the owner of Personal Care Ingredients, LLC, a privately-owned marketer of natural products to the personal care industry. Mr. Betz also serves as a director for Bio-Botanica, a manufacturer of natural extracts.

Mr. Betz holds a B.S. in Chemical Engineering and an M.B.A., both degrees from the University of Cincinnati. He has also attended the Program for Management Development at Harvard University.

Key attributes experience and skills. During Mr. Betz’s career, he has been involved in developing new products or new markets for existing products. Several of these products grew into sizeable businesses. He managed multiple chemical manufacturing facilities and managed a multi-billion dollar polyethylene business. He was responsible for profit and loss for businesses with sales of $900 million. While heading the chemical operations, he was responsible for all aspects of the business: manufacturing, sales, R&D, IT, HS&E, HR, purchasing, engineering, and legal. His career has continuously involved developing, manufacturing, and selling products directed at most of the markets that Applied Minerals is attempting to penetrate. Since his retirement, he served on the boards of three chemical-related, private companies: Plaza Group, Syrgis, and Bio-Botanica.

David A. Taft, Director

Mr. Taft is the President of IBS Capital LLC, a private investment company based in Boston, Massachusetts, which he founded in 1990.  Prior to founding IBS Capital LLC, Mr. Taft spent ten years working in corporate finance with Drexel Burnham Lambert, Winthrop Financial and Merrill Lynch.  Mr. Taft is a graduate of Amherst College and Amos Tuck School of Business Administration at Dartmouth College.

Key attributes, experience and skills: Mr. Taft has over 35 years experience as a corporate investment banker and the manager of IBS Capital LLC, a private investment company.  Mr. Taft brings significant leadership, financial expertise, business development skills, and corporate restructuring experience to the Company’s Board of Directors.  The investments Mr. Taft has made through his management of the IBS Turnaround Fund has, on occasion, required him to advise companies on issues such as corporate governance, capital raising, balance sheet restructuring, and general business strategy.  IBS Capital LLC, under Mr. Taft’s direction, has been a large stockholder of Applied Minerals, Inc. for a number of years.

Bradley Tirpak, Director.

Mr. Tirpak is a professional investor with twenty years of investing experience who has been a portfolio manager at Credit Suisse First Boston, Caxton Associates, and Sigma Capital Management. He is currently the portfolio manager of various investment partnerships. Between 1993 and 1996, he was the founder and CEO of Access Telecom, Inc., an international telecommunications company doing business in Mexico. Mr. Tirpak has served as a director and Chairman of the Board of Directors of Full House Resorts, Inc. since 2014.  Mr. Tirpak served as a director of USA Technologies, Inc. from 2010 to 2012. Mr. Tirpak earned a B.S.M.E. from Tufts University and earned his M.B.A. from Georgetown University.

Key attributes, experience and skills: The Board believes that Mr. Tirpak is qualified to serve as a Director due to his knowledge and experience as an entrepreneur, a professional portfolio manager, and director on  public company boards. Mr. Tirpak has extensive experience in finance, corporate governance, strategy, and capital allocation.

Ali Zamani, Director

Ali Zamani has served as a Portfolio Manager at Genifor Capital Management since February 2014 and as Chief Investment Officer of the GEF Opportunities Fund, an opportunistic, value-oriented, liquid public markets fund. Prior to Gefinor. Mr. Zamani was a Principal at SLZ Capital Management, a New York-based asset management firm, from July 2012 to December 2013. Prior thereto, he was a Portfolio Manager at Goldman Sachs from 2004 to 2012 where he focused on the energy, materials, utilities, and industrials sectors. From 2002 to 2004, he was a mergers and acquisitions analyst at Dresdner Kleinwort Wasserstein, a boutique New York-based investment bank focused on the energy and utilities sectors.

Mr. Zamani holds a B.S. in Economics from the Wharton School at the University of Pennsylvania, where he graduated magna cum laude.

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Key attributes, experience and skills: Mr. Zamani has over 15 years of financial industry experience, including 8 years as a senior investment professional at Goldman Sachs & Co.  Mr. Zamani brings significant capital markets expertise, including extensive mining and industrial sector investing experience.  Additionally, Mr. Zamani brings a unique stockholder/investor perspective to the board having been a major stockholder in numerous similar companies over his career.

Andre M. Zeitoun, Chief Executive Officer, President, Director

Mr. Zeitoun is President and CEO and has served in those positions since January 1, 2009.

Mr. Zeitoun was a Portfolio Manager at SAC Capital/CR Intrinsic Investors from March 2007 through December 2008.  At SAC, he led a team of six professionals and managed a several hundred million dollar investment portfolio focused on companies that required a balance sheet recapitalization and/or operational turnaround.  Many of these investments required Mr. Zeitoun to take an active role in the turnaround process.  From 2003 to 2006, he headed the Special Situations Group at RBC Dain Rauscher as a Senior Vice President and head of the division.  He managed all group matters related to sales, trading, research and the investment of the firm’s proprietary capital.  From 1999 to 2003, Mr. Zeitoun was a Senior Vice President at Solomon Smith Barney.  In this role, Mr. Zeitoun led a Special Situations sales trading research team serving middle market institutions.  Mr. Zeitoun is a graduate of Canisius College.

Key attributes, experience and skills: Mr. Zeitoun has over 15 years experience identifying, allocating capital to, and taking an active role in corporate situations requiring a balance sheet recapitalization and/or operational restructuring.  Since January 2009, Mr. Zeitoun has spearheaded efforts to raise critically needed capital, engage industry-leading consultants to quantify and characterize the Company’s Dragon Mine resource, increase processing capabilities, establish a marketing infrastructure, and lead the marketing effort.   During his time as President and Chief Executive Officer of the Company, Mr. Zeitoun has developed a level of expertise in the area of the commercialization of halloysite and iron oxide applications.

Who originally recommended the Nominees

Mr. Levy was originally recommended for election as director by Mr. Taft, a stockholder who, at the time, was not a director.  Mr. Taft was originally recommended by Mr. Levy and another, now former, director. Mr. Zeitoun was initially elected a director pursuant to the terms of his agreement to become CEO.  Mr. Concha was originally recommended by Mr. Levy. Mr. Betz was originally recommended by Mr. Concha. Mr. Zamani was originally recommended security holders.

Mr. Tirpak was nominated pursuant to the terms of a director nomination agreement (“Director Nomination Agreement’) made in 2011 in connection with a $10 million investment in the Company with Samlyn Onshore Fund, LP, a Delaware limited partnership, and Samlyn Offshore Master Fund, Ltd., a Cayman Islands exempted company (together the “Samlyn Funds”). Subject to the terms and conditions of the Director Nomination Agreement, until the occurrence of a Termination Event (as defined in the Director Nomination Agreement), the Samlyn Funds jointly have the right to designate one person to be nominated for election to the Board. Such right was exercised by the Samlyn Funds, which nominated Mr. Tirpak, and the Company was obligated to use commercially reasonable efforts to cause Mr. Tirpak to be elected to the Board of Directors.

Mr. Tirpak is not an affiliate (as defined in Rule 405 under the Securities Act of 1933) or an employee of either of the Samlyn Funds or any of their affiliates. Aside from agreeing to be the nominee of the Samlyn Funds, there is no agreement or arrangement (compensatory or otherwise) between Mr. Tirpak and either of the Samlyn Funds or any of their affiliates relating to Mr. Tirpak’s service as a director of the Company.

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Compensation of Directors for the Year Ended December 31, 2015

The following sets forth compensation to the persons who served as directors in 2015. Mr. Tirpak joined the Board in March, 2015.

Name	Fees Earned or Paid in Cash ($)	Common Stock Awards ($)	Options Awards ($) (1)	Total ($)

John Levy (1) (2)	52,500	50,500	14,738	117,739

Robert Betz (1) (2) (3)	34,500	60,000	14,738	109,238

Mario Concha (1) (2)	45,000	48,000	14,738	107,738

David Taft (1) (2)	39,738	58,000	--	97,738

Bradley Tirpak (1) (2)	7,728	58,423	12,748	78,899

Ali Zamani (1) (2)	17,500	65,500	14,738	97,738

Andre Zeitoun (1)	--	--	--	--

(1)

During 2015, each director received an annual fee of $50,000. A director who served as a committee chair or a board chair received an additional $10,000 annual fee. Until the third quarter of 2015, directors could elect to receive their fees in cash, equity, or any combination thereof. Beginning in the third quarter of 2015, directors were required to receive at least 50% of such fees in equity. Mr. Zeitoun does not receive fees for serving as a director.

(2)

In addition to the fees noted above, each member of the Board was granted 50,000 shares of restricted common stock (50% of which cannot be sold for at least one year and the other 50% of which cannot be sold for at least two years) and options to purchase 50,000 shares of common stock at an exercise price of $0.66 per share, except for Mr. Tirpak who, on April 15, 2015, was granted 38,356 shares and 38,356 options to purchase common stock at an exercise price of $0.73 per share. In lieu of the option to purchase 50,000 shares of stock, Mr. Taft was paid $14,738, the Black-Scholes value of the option. Mr. Zeitoun did not receive a common stock and option grant.

(3)	For the cash portion of his First Quarter 2015 fees, Mr. Betz was mistakenly overpaid by $1,500. An adjustment has been made in 2016 to correct this error.

Director fees for 2016 are as follows: (i) Base Fees: $50,000 per year for being on the Board; $10,000 for Committee Chair (except Operations Committee) or Board Chair; $100,000 for Operations Committee Chair and $25,000 for non-employee director member of the Operations Committee. The fees are payable in stock or options. If taken in options, the number of options is calculated by dividing the fee by the higher of $.25 or the Black Scholes value at the date of grant. The Black Scholes value of the options is based on an exercise price that is the higher of $.25 or the market price on the date of grant; (ii) 50,000 shares of restricted stock or the equivalent value in options; and (iii) 50,000 options.

Director fees for 2017 are as follows: (i) Base Fees: $50,000 per year for being on the Board; $10,000 for Committee Chair (except Operations Committee) or Board Chair; $150,000 for Operations Committee Chair and $62,500 for non-employee director member of the Operations Committee. The fees are payable in stock or options. If taken in options, the number of options is calculated by dividing the fee by the higher of $.25 or the Black Scholes value at the date of grant. The Black Scholes value of the options is based on an exercise price that is the higher of $.25 or the market price on the date of grant; and (ii) 50,000 shares of restricted stock. The Board reserves the right to change the amount or form of director compensation at any time

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Board Leadership

Mr. Concha has served as Chairman since July, 2016. Before that, John Levy, now Vice Chairman, served as Chairman since 2009.  Accordingly, since 2009, the Company has, and has had, separate persons serving in the roles of Chief Executive Officer and Chairman of the Board. The Board believes that separating the Chair from the CEO position facilitates more effective board interaction and improves management accountability.

Mr. Concha, the Board Chair, sets the agenda for and presides at Board meetings and coordinates the Board’s communication with Mr. Zeitoun and the management of the Company. Mr. Concha is fully independent.

Mr. Zeitoun, the Chief Executive Officer, is responsible for, among other things, managing the business and affairs of the Company within the guidelines established by the Board, reporting to the Board of Directors, recommending to the Board strategic directions for the Company’s business, and implementing the strategic, business and, operational plans approved by the Board.

Director Independence

Messrs. Concha, Levy, Betz, Tirpak and Zamani are deemed to be independent for purposes of the Board under the independence standards of Nasdaq, which the Company uses to determine independence, and under the enhanced independence standards of Section 10A-3 of the Securities Exchange Act. They are also deemed to be outside directors under the standards of Section 162(m) of the Internal Revenue Code. Messrs. Zeitoun and Taft are deemed to be not independent.  Mr. Zeitoun is not independent because he is an employee of the Company.  Mr. Taft is deemed to be not independent because of the size of his beneficial holdings of the Company’s common stock. For further information about Mr. Tirpak, see “Who originally recommended the Nominees.”

Risk Oversight

The Board oversees management’s evaluation and planning for risks that the Company faces. Management regularly discusses risk management at its internal meetings and reports to the Board those risks that it thinks are most critical and what it is doing in response to those risks. The Board exercises oversight by reviewing key strategic and financial plans with management at each of its regular quarterly meetings as well as at certain special meetings. The Board’s risk oversight function is coordinated under the leadership of the independent Chair of the Board and the Board believes that this oversight is enhanced by the separation of the role of Chair from CEO.

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Code of Ethics

We have adopted a Code of Conduct and Ethics for our Chief Executive Officer and our senior financial officers.  A copy of our Code of Conduct and Ethics is posted on our website at www.appliedminerals.com and can be obtained at no cost, by telephone at (212) 226-4265 or via mail by writing to Applied Minerals, Inc., 110 Greene Street, Suite 1101, New York, New York 10012.  We believe our Code of Conduct and Ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; to provide full, fair, accurate, timely and understandable disclosure in public reports; to comply with applicable laws; to ensure prompt internal reporting of code violations; and to provide accountability for adherence to the Code.

Board and Committee Meetings and Meeting Attendance

There were ten meetings of the Board of Directors held in 2015. In 2015, eight meetings of the Audit Committee, four meetings of the Compensation Committee, and four meetings of the Governance and Nominating Committee. Every director attended all board meetings and also attended all meetings of committees of which that director was a member.

It is the policy of the Board that all Board members attend the annual meeting of stockholders, if possible. Members of the Board are expected to attend the 2016 Annual Meeting.  All directors attended the 2015 Annual Meeting.

Committees of the Board

The following table indicates the Committees of the Board, membership on the committees, and chairs of the committees.

	Audit Committee		Compensation Committee		Governance and Nominating Committee		Health, Safety & Environment Committee		Operations Committee

Mario Concha			X	*	X		X		X	*
John Levy			X		X	*
Robert Betz	X	*	X		X		X	*	X
Bradley Tirpak	X
Ali Zamani	X						X
Andre Zeitoun							X		X

This symbol -- * -- indicates chairman of the Committee

The charters of the Committees are available on the Company’s website, www.appliedminerals.com.

The Audit Committee satisfies the definition of Audit Committee in Section 3(a)(58)(A) of the Securities Exchange Act of 1934.

Audit Committee Financial Expert

The Board of Directors has determined that Mr. Tirpak is an Audit Committee Financial Expert as this term is defined in the rules of the Securities and Exchange Commission.

Audit Committee Report

In the discharge of its responsibilities, the Audit Committee has reviewed the Company’s audited financial statements for fiscal year 2015 included in the Annual Report of Form 10-K for the year ended December 31, 2015;

The Audit Committee has discussed with the independent auditors the matters required to be discussed by the Auditing Standards AU Section 380 – The Auditor’s Communication with those charged with Governance as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

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The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit concerning independence, and has discussed with the independent accountant the independent accountant's independence; and

Based on the review and discussions referred to in three preceding paragraphs, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

Audit Committee (as of the time the Audit Committee Report was made)

John Levy, Chairman

Mario Concha

Ali Zamani

Governance and Nominating Committee and Nomination Process.

The Governance and Nominating Committee does not have a set process for identifying and evaluating nominees for director and does not have any specific minimum requirements that must be met by any committee-recommended nominee for a position on the Board of Directors. Characteristics expected of all directors include independence, integrity, high personal and professional ethics, sound business judgment, and the ability and willingness to commit sufficient time to the Board. In evaluating the suitability of individual Board members, the Board takes into account many factors, including general understanding of marketing, finance, and other disciplines relevant to the success of a publicly traded company in today's business environment; understanding of the Company's business; educational and professional background; and personal accomplishment.  The Board evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best promote the success of the Company's business and represent stockholder interests through the exercise of sound judgment, using its diversity of experience. In determining whether to recommend a director for re-election, the Governance and Nominating Committee also considers the director's past attendance at meetings, participation in and contributions to the activities of the Board, and the results of the most recent Board self-evaluation.

The Board does not have a policy relating to diversity in connection with the identification or selection of nominees and has not considered the issue.

The Board will consider director candidates recommended by any stockholder.  In evaluating candidates recommended by our stockholders, the Board of Directors has no set process for evaluating nominees, and the criteria would include the ones set forth above that are applied to nominees nominated by the Board. Any stockholder recommendations for director nominees proposed for consideration by the Board should include the candidate's name and qualifications for service as a Board member, a document signed by the candidate indicating the candidate's willingness to serve, if elected, and evidence of the stockholder's ownership of Company common stock and should be addressed in writing to the Chairman, Applied Minerals, Inc., 110 Greene St., Suite 1101, New York, New York 10012.

There have been no changes in the procedures by which stockholders may recommend candidates for director.

The Governance and Nominating Committee has a charter and it is posted on the Company's website.

Rights of the Samlyn Entities to Nominate Directors

In connection with their investment of $10 million in 2011, Samlyn Onshore Fund, LP, a Delaware limited partnership, and Samlyn Offshore Master Fund, Ltd., a Cayman Islands exempted company (collectively, the “Samlyn Entities”) were granted the joint right to designate one person (the “Initial Nominee”) to be nominated for election to the Board and the Board of Directors must use commercially reasonable efforts to cause the election or appointment, as the case may be, of such nominee as a director of the Company.

In addition, until the earlier to occur of (i) a Termination Event (defined below) and (ii) December 22, 2016 if Andre Zeitoun is not serving as one of the following: a named executive officer of the Company or chairman of the Board, the Samlyn Entities jointly, during such period in which Andre Zeitoun is not serving in such capacity, shall be entitled to designate a number of additional nominees who together with the Initial Nominee, shall comprise at least 20% of the total number of directors, and the number of directors representing such 20% shall be rounded up to the nearest whole number.

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If any nominee is jointly designated by the Samlyn Entities at a time (A) at which such nominee cannot be included in the proxy statement prepared by management of the Company in connection with the soliciting of proxies for a meeting of the stockholders of the Company called with respect to the election of directors or (B) after which a meeting of the stockholders has been held with respect to the election of directors collectively, the “Interim Period”) or (ii) is nominated for election to the Board but not elected by the stockholders of the Company for any reason whatsoever, the Board shall increase the number of members serving on the Board by a number of additional members equal to the number of such Nominees designated during the Interim Period and/or not elected (as applicable), and the Samlyn Entities jointly shall be entitled to promptly designate nominee(s), who shall be appointed by the Board to fill such additional member positions promptly.

If the Samlyn Entities, together with their respective affiliates, cease to beneficially own at least 9,700,000 shares of Common Stock, the rights of the Samlyn Entities described above shall terminate automatically (the “Termination Event”). As promptly as practicable following the Termination Event, at the request of the Board, the Samlyn Nominees shall cause each such Nominee to execute and deliver a letter of resignation to the Company, which resignation shall be effective immediately with respect to the Company and, if applicable, any subsidiary of the Company for which such Nominee serves as a director, manager or other similar position.

The Samlyn Entities have exercised their right to nominate a director, nominating Bradley Tirpak, who was elected a director in March, 2015.

Agreement with Noteholders to appoint independent directors

In August, 2013, the Company sold $10.5 million of 10% PIK Election Convertible Notes due 2023 (“2023 Notes”).  In connection with such sale, the Company agreed to cause two independent directors to be appointed to its Board of Directors. The appointment of Messrs. Concha and Betz satisfied the requirements to appoint independent directors. The holders of the 2023 Notes did not nominate and had no input into the Board’s decision to appoint Messrs. Concha or Betz to the Board.

Compensation Committee

The Compensation Committee is required to meet at least twice a year.  The Committee charter states that the Committee will have the resources and authority necessary to discharge its duties and responsibilities and the Committee has sole authority to retain and terminate outside counsel, compensation consultants, or other experts or consultants, as it deems appropriate, including sole authority to approve the fees and other retention terms for such persons.

The principal responsibilities of the Compensation Committee are as follows:

1.	Board Compensation. Periodically review the compensation paid to non-employee directors and make recommendations to the Board for any adjustments.

2.	Chief Executive Officer Compensation.
a.	Conduct an annual CEO evaluation.
b.	Assist the Board in establishing CEO annual goals and objectives, if appropriate.
c.	Recommend CEO compensation to the other independent members of the Board for approval.
(The CEO may not be present during deliberations or voting concerning the CEO's compensation.)

3.	Other Executive Officer Compensation.
a.	Oversee an evaluation of the performance of the Company's executive officers and approve the annual compensation, including salary and incentive compensation, for the executive officers.
b.

Review the structure and competitiveness of the Company’s executive officer compensation programs considering the following factors: (i) the attraction and retention of executive officers; (ii) the motivation of executive officers to achieve the Company’s business objectives; and (iii) the alignment of the interests of executive officers with the long-term interests of the Company’s stockholders.

c.	Review and approve compensation arrangements for new executive officers and termination arrangements for executive officers.

4.	General Compensation Oversight. Monitor and evaluate matters relating to the compensation and benefits structure of the Company as the Committee deems appropriate, including:
a.	Provide guidance to management on significant issues affecting compensation philosophy or policy.
b.	Provide input to management on whether compensation arrangements for Company executives incentivize unnecessary and excessive risk taking.
c.	Review and approve policies regarding CEO and other executive officer compensation.

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5.	Equity and Other Benefit Plan Oversight.
a.

Serve as the committee established to administer the Company’s equity-based and employee benefit plans and perform the duties of the committee under those plans. The Compensation Committee may delegate those responsibilities to senior management as it deems appropriate as limited by the plans.

b.	Appoint and remove plan administrators for the Company’s retirement plans for the Company’s employees and perform other duties that the Board may have with respect to the Company’s retirement plans.

6.	Compensation Consultant Oversight.
a.

Retain and terminate compensation consultants that advise the Committee, as it deems appropriate, including approval of the consultants’ fees and other retention terms and ensure that the compensation consultant retained by the Committee is independent of the Company.

The Compensation Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the committee. The Committee may delegate to the Chief Executive Officer authority to make grants of equity-based compensation in the form of rights or options to eligible officers and employees who are not executive officers, such authority including the power to (i) designate officers and employees of the Company or any of its subsidiaries to be recipients of such rights or options created by the Company, and (ii) determine the number of such rights or options to be received by such officers and employees; provided, however, that the resolution so authorizing the Chief Executive Officer shall specify the total number of rights or options the Chief Executive Officer may so award.  If such authority is delegated, the Chief Executive Officer shall regularly report to the Committee grants so made. The Committee may revoke any delegation of authority at any time.  The Compensation Committee has not delegated any authority to the Chief Executive Officer.

For purposes of determining CEO compensation for 2014, 2015, 2016, the Compensation Committee engaged compensation consultants, Compensation Resources Inc., to conduct studies of the competitive levels of compensation for comparable positions among similar publicly-traded companies .

A copy of the compensation committee charter is available at www.appliedminerals.com.

Compensation of Policies and Practices as They Relate To Risk Management

The Company does not believe that its compensation policies and practices are reasonably likely to have a material adverse effect on the Company as they relate to risk management practices and risk-taking incentives

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee (Messrs. Concha, Betz, Levy) are or were officers or employees of the Company and none (and none of the members of their immediate families) had in 2015 and 2016 any relationships of the type described in Item 404 of Regulation S-K. There have not been any no interlocking relationships of the type described in Item 407(e)(4)(iii) of Regulation S-K. Mr. Zeitoun participated in deliberations of the Board of Directors concerning executive officer compensation other than his own.

Stockholder Communications to the Board of Directors

Stockholders may communicate with the Board of Directors by sending an email or a letter to Applied Minerals, Inc. Board of Directors, c/o President, 110 Greene Street, Suite 1101, New York, New York, 10012.  The President will receive the correspondence and forward it to the individual director or directors to whom the communication is directed or to all directors if not directed to one or more specifically.

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Part 3 Information concerning Executive Officers and Their Compensation

Named Executive Officers

The Named Executive Officers of the Company are :

Name	Age	Position
Andre Zeitoun	43	President, CEO, Director

Christopher Carney	46	Chief Financial Officer, Vice President, Business Development

William Gleeson	73	General Counsel and Secretary

Andre Zeitoun   Biographical information about Mr. Zeitoun appears above under “Information about Directors”

Christopher T. Carney   From February 2009 through May 2012, Mr. Carney was the Interim Chief Financial Officer of the Company. From May 2012 through August 2015, Mr. Carney was a VP of Business Development for the Company. Mr. Carney was appointed Chief Financial Officer of the Company in August 2015 when previous Chief Financial Officer resigned. From March 2007 until December 2008, Mr. Carney was an analyst at SAC Capital/CR Intrinsic Investors, LLC, a hedge fund, where he evaluated the debt and equity securities of companies undergoing financial restructurings and/or operational turnarounds. From March 2004 until October 2006, Mr. Carney was a distressed debt and special situations analyst for RBC Dain Rauscher Inc., a registered broker-dealer. Mr. Carney graduated with a BA in Computer Science from Lehman College and an MBA in Finance from Tulane University.

William Gleeson.  Mr. Gleeson was appointed General Counsel and Secretary in September, 2011.  Prior thereto he was a partner in the law firm K&L Gates LLP for more than five-years, specializing in securities, corporate, and M&A law.

All officers serve at the pleasure of the Board.

Summary Compensation Table

Name and		Salary	Bonus (Cash)	Option Award	All Other Comp.	Total
Principal Position	Year	$	($)	($) (1)	($)	($)

Andre M. Zeitoun,	2015	600,000	299,000	50,000 (9)	--	949,000
CEO, Director (2)	2014	600,000	400,000	--	--	1,000,000
	2013	600,000	400,000	--	--	1,000,000

Christopher T. Carney,	2015	200,000	37,500	54,062 (9)	--	291,562
CFO (3) (4) (5)	2014	200,000	--	31,055	--	231,055
	2013	200,000	--	--	--	200,000

Nat Krishnamurti,	2015	70,323	--	16,562	2,917	115,902
CFO (6)(7)	2014	225,000	--	31,055	5,000	261,055
	2013	225,000	--	400,200	2,917	508,117

William Gleeson,	2015	300,000	37,500	37,500 (9)	--	375,000
General Counsel (4) (8)	2014	300,000	--	270,486	--	545,486
	2013	250,000	--	100,065	--	350,065

(1)

These amounts reflect the Company’s accounting expense for these awards and do not correspond to the amount that will be recognized as income by the Named Executive Officers or the amount that will be recognized as a tax deduction by the Company, if any, upon exercise. The option awards were valued using the Black Scholes option valuation model. The assumptions made in determining the Black Scholes value are set forth in note 10 to the financial statements in the Annual Report on Form 10-K accompanying this proxy statement.

(2)

Mr. Zeitoun's 2015 potential bonus arrangement, as determined in February, 2015, was as follows: the total amount of the possible bonus compensation to Mr. Zeitoun would be $500,000; $200,000 would be based on personal performance metrics; $300,000 would be based on revenue goals. Revenues could include the amount of firm commitment and take-and-pay arrangements. The last $100,000 based on revenue goals would be payable in stock or options. If revenues were below $2 million, no revenue-based bonus would be paid; if between $2 million and $2,999,999, $100,000 in cash would be paid; if between $3 and $3,999,999, a total of $150,000 in cash would be paid; if between $4 million and $4,999,999, a total of $200,000 in cash would be paid; if $5 million or more, a total of $200,000 in cash and $100,000 in stock options would be paid.

Revenues for 2015, including a $5 million take-or-pay agreement for the delivery of iron oxide over a period of 18 months, exceeded $5 million. The bonus paid was agreed upon by the Compensation Committee and Mr. Zeitoun.

Only $200,000 of the $299,000 has been paid to date. The remaining $99,000 will be paid when the Company’s cash balance after payment is at least $1.5 million (not including the proceeds of any financing).

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(3)

Mr. Carney has served as Vice President Business Development since 2011. On August 12, 2015, he was appointed Chief Financial Officer while retaining his position as Vice President Business Development. His compensation did not change upon being appointed CFO.

(4)

The 2015 bonus arrangements for each of Messrs. Carney, Gleeson, and Krishnamurti (rendered inapplicable to Mr. Krishnamurti because of his resignation) were as follows: the total amount of the possible bonus compensation for each would be $100,000; $25,000 would be based on personal performance metrics; $75,000 would be based on revenue goals. Revenues could include the amount of firm commitment and take-and-pay arrangements. The last $25,000 based on revenue goals would be payable in five-year stock options. If revenues were below $2 million, no revenue-based bonus would be paid; if between $2 million and $2,999,999, $25,000 in cash would be paid; if between $3 and $3,999,999, a total of $35,000 would be paid; if between $4 million and $4,999,999, a total of $50,000 in cash would be paid; if $5 million or more, a total of $50,000 in cash and $25,000 in stock options would be paid.

Revenues for 2015, including a $5 million take-or-pay agreement for the delivery of iron oxide over a period of 18 months, exceeded the $5 million. In January, 2016, the Board reduced the total value of the bonuses to be paid to Messrs. Carney and Gleeson from $100,000 to $75,000. Messrs. Carney and Gleeson would receive a bonus for 2015 consisting of $75,000 of value to be paid, at their election, in stock, five-year options, or cash (up to $37,500) or any combination thereof.

(5)

In March, 2016, Mr. Carney elected to receive $37,500 of his 2015 bonus in cash and the remaining $37,500 of value in options to purchase common stock of the Company. These options provide Mr. Carney the right to purchase 248,344 shares of common stock of the Company at a price of $0.24 per share over a five-year period. His 2015 bonus, while paid in 2016, has been included as part of his 2015 compensation for purposes of the above table. During February, 2015 Mr. Carney was granted options to purchase 50,000 shares of common stock of the Company. The fair value of the options at the time of grant was $16,562. They were granted to Mr. Carney for his performance as VP of Business Development during 2014 but were not part of a pre-defined bonus arrangement. In June, 2014, Mr. Carney was granted options to purchase 75,000 shares of common stock of the Company. The fair value of the options at the time of grant was $31,055. They were granted to Mr. Carney for his performance as VP of Business Development during 2013 but were not part of a pre-defined bonus arrangement.

(6)	Mr. Krishnamurti resigned on August 8, 2015. Other Compensation consists of a car allowance.

(7)

During February, 2015 Mr. Krishnamurti was granted options to purchase 50,000 shares of common stock of the Company. The fair value of the options at the time of grant was $16,562. They were granted to Mr. Krishnamurti for his performance as Chief Financial Officer during 2014 but were not part of a pre determined bonus arrangement. During June, 2014 Mr. Krishnamurti was granted options to purchase 75,000 shares of common stock of the Company. The fair value of the options at the time of grant was $31,055. They were granted to Mr. Krishnamurti for his performance as VP of Business Development during 2013 but were not part of a pre-defined bonus arrangement.

(8)

In 2016, Mr. Gleeson elected to receive $37,500 of his 2015 bonus in cash and the remaining $37,500 in options to purchase common stock. These options provided Mr. Gleeson the right to purchase 248,344 shares of common stock of the Company at a price of $0.24 per share over a five-year period. His 2015 bonus, while paid in 2016, has been included as part of his 2015 compensation for purposes of the above table. In June, 2014 Mr. Gleeson was granted options to purchase 600,000 shares of common stock of the Company. The fair value of the options at the time of grant was $270,486. They were granted to Mr. Gleeson for his performance as General Counsel.

(9)	Mr. Zeitoun's and Mr. Gleeson's 2015 options and $37,500 of Mr. Carney's 2015 options were performance based. No determination was made when the performance goals were established as to the probability that the goals would be achieved.

Pensions

The Company does not have any pension plan or any nonqualified defined contribution or any nonqualified deferred compensation plans.

Potential Payments on Termination or Change in Control

Mr. Zeitoun. In the event Mr. Zeitoun is terminated without Cause or he terminates for Good Reason (as defined), he will receive, in addition to the accrued obligations, (i) six months of base salary, (ii) one-half of bonus amounts not yet earned, and (ii) an amount equal to six months of COBRA payments (approximately $13,000). For 2015, Mr. Zeitoun's base salary was $600,000 and he was eligible to receive a bonus of up to $500,000 ($400,000 in cash and $100,000 in stock).

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Mr. Gleeson and Mr. Carney. In the event Mr. Gleeson or Mr. Carney is terminated by the Company without Cause or he terminates his employment for Good Reason, he shall receive not less than two months of his base salary and (ii) continuation of benefits (including his family) on the same terms as in effect immediately prior to the date of termination for a period of two months (about $3,000).

Mr. Krishnamurti. Mr. Krishnamurti voluntarily terminated on August 2, 2015. The following provisions would have applied had he been terminated. In the event he had been terminated by the Company without Cause or he terminated his employment for Good Reason, Mr. Krishnamurti would have received, in addition to the accrued obligations, immediate vesting in (i.e., exercisability for) such number of unvested options under any options that would otherwise be vested as of the next anniversary date of his employment if his employment had continued through the next anniversary date.

Grants of Plan-Based Awards

The following table lists the plan-based awards granted under the 2012 Long-Term Incentive Plan to Named Executive Officers in 2015:

Name	Grant date	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/Share)	Grant date fair value of stock and option awards ($)

Andre Zeitoun (1)	NA
Nat Krishnamurti, CFO (1) (2)	02-05-15	50,000	0.68	16,562
Christopher Carney (1)	02-05-15	50,000	0.68	16,562
William Gleeson (1)	NA

(1)	Mr. Krishnamurti resigned on August 1, 2015.
(2)	Does not include options not granted in 2016 in connection with 2015 bonus arrangements for Messrs. Zeitoun, Carney, and Gleeson.

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Outstanding Equity Awards as of December 31, 2015

The following table provides information on the holdings as of December 31, 2015 of stock options granted to the Named Executive Officers. This table includes unexercised and unvested option awards. Each equity grant is shown separately for each Named Executive Officer

Name	Grant Date	Number of Securities Underlying Unexercised Options: Exercisable	Number of Securities Underlying Unexercised Options: Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date

Andre Zeitoun	01-01-09	3,949,966	--	--	$0.70	01-01-19
	02-08-11	1,742,792	--	--	$0.83	01-01-22
	11-20-12	1,742,792	--	--	$1.66	01-01-23
Christopher Carney (1)	01-01-09	1,316,655	--	--	$0.70	01-01-19
	02-08-11	580,930	--	--	$0.83	01-01-22
	11-20-12	580,931	--	--	$1.66	01-01-23
	06-10-14	75,000	--	--	$0.84	06-10-24
	02-05-15	16,665	33,335	--	$0.68	02-5-25
Nat Krishnamurti (2)	05-29-12	300,000	--	--	$1.55	05-01-22
	05-29-13	65,000	--	--	$1.35	05-29-23
	06-10-14	75,000	--	--	$0.84	06-10-24
	02-05-15	--	50,000	--	$0.68	02-5-25
William Gleeson	08-18-11	900,000	--	--	$1.90	08-18-21
	11-20-12	72,406	--	--	$1.66	11-20-22
	06-10-14	316,667	283,333	--	$0.84	06-10-24

(1)	Mr. Carney was appointed Chief Financial Officer on August 12, 2015.
(2)	Mr. Krishnamurti resigned as Chief Financial officer on August 8, 2015.

Options Exercised and Stock Vested

None of the Named Executive Officers exercised any options, SARs or similar instruments in 2015 and none had any stock awards, vested or unvested.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

There are no nonqualified defined contribution and nonqualified deferred compensation plans for Named Executive Officers.

Related Party Transactions

Review, approval or ratification of transactions with related persons

Our Board of Directors has a written policy whereby it reviews any transaction involving the Company and a related party before the transaction occurs or upon any significant change in the transaction or relationship. There are no limitations on the types of transactions subject to review, except for ordinary business travel and entertainment. There are no set standards other than fairness. For these purposes, a related party transaction includes any transaction required to be disclosed pursuant to Item 404 of Regulation S-K of the Securities and Exchange Commission, without regard to the dollar amount of the transaction.

Transactions with Related Persons

Eric Basroon, Mr. Zeitoun’s brother-in-law, is currently employed and, during 2015, was employed by the Company as Vice President of Business Development. During 2015, he received an annual salary of $200,000, options to purchase 50,000 shares of stock, such options having an Black Scholes value of $16,562. During 2016, he is receiving a salary of $180,000 plus $20,000 of Common Stock. In 2016, Mr. Basroon was granted a bonus for 2015 performance consisting of (i) $37,500 in cash and (ii) options to purchase 248,344 shares of common stock of the Company at $0.24 per share, which had a Black-Scholes value of $37,500. The bonus granted to Mr. Basroon was for his performance during 2015.

Mr. Levy purchased $50,000 of units and funds managed by Mr. Taft purchased $200,000 of units in a private placement in June, 2016 that raised $1,640,000. A unit consisted of one share of Common Stock and a warrant to acquire .3 of a share. The price of a unit was $.15. 3.33 warrants are exercisable to acquire a whole share at a price of $.25 per whole share.

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Equity Compensation Plan Information

8,900,000 shares are authorized for issuance or reference purposes under the Applied Minerals, Inc. 2012 Long-Term Incentive Plan (“2012 LTIP”). The CEO, the CFO, Named Executive Officers, and directors, among others, are eligible to participate in the LTIP.  Prior to the adoption of the LTIP, stock options were granted under individual arrangements between the Company and the grantees.

Equity Compensation Information As of December 31, 2015
	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	6,063,061	$1.27	1,151,133

Equity compensation plans not approved by security holders	12,622,520 (1)	$0.87	--- (2)

Total	18,685,581	$ ______	1,151,333

(1)

Options to purchase common stock were issued under individual compensation plans prior to the adoption of the LTIP as follows. (a) 9,407,930 options were granted to Material Advisors LLC, the entity that provided management personnel to the Company from 2009 to 2013. Mr. Zeitoun was allocated 60% of the options and Messrs. Carney and Basroon, 20% each. 6,583,277 options have an exercise price of $.70 per share, vested over three years from 2009-2011, and have a ten- year term. 2,904,653 have an exercise price of $.83 per share, vested over one year in 2012, and have a ten-year term. (b)  460,481 options were granted to directors in four grants in 2010-2012 with exercise prices ranging from $.70 to $1.25. The options had vesting periods of one year and had five-year terms. (c) 650,000 options were granted in two grants to a now-former director in 2009 in his capacity as an employee and a consultant. The exercise price was $.70 per share and the options vested immediately and have a ten-year term. (d) 1,758,640 options were granted to employees and consultants in six grants in 2009-2012. The exercise prices ranged from $.78 to $2, vesting periods ranged from one to three years, and the terms were five or ten years. (e) 651,340 options were granted in two transactions in 2010 to broker-dealers involved in capital raising activities. The options vested immediately, had an exercise price of $1, and had a five-year term. All of the foregoing options had an exercise price at or above the market price of the common stock on the date of grant.

(2)	The compensation plans not approved by stockholders were one-time grants and there were no additional securities that might be issued under the individual plans.

Part 4 Compensation Discussion and Analysis

Objective and Strategy

The Company’s objectives are to develop a range of commercial applications for its halloysite clay-based and iron oxide-based products and to market those applications to industries seeking enhanced product functionality and to market its iron oxides for pigment and other uses. We believe the successful marketing of such applications will generate material profits for the Company, which, in turn, will create significant value for its stockholders. To realize this objective, the Company must attract and retain individuals, including our Named Executive Officers (“Named Executive Officers” or “NEOs”) (Messrs. Zeitoun, Carney and Gleeson), who possess the skill sets and experience needed to effectively develop and implement the business strategies and corporate governance infrastructure necessary to achieve commercial success.

Accordingly, compensation for the Named Executive Officers is designed to:

●	Attract, motivate, and retain qualified Named Executive Officers;
●	Incentivize the Named Executive Officers to lead the Company to profitable operations and to increase stockholder value;
●

Assure that over time a significant part of NEO compensation is linked to the Company’s long-term stock price performance, which aligns the Named Executive Officers’ financial interests with those of the Company’s stockholders

●	Motivate the Named Executive Officers to develop long-term careers at the Company and contribute to its future prospects; and
●	Permit the Named Executive Officers to remain focused on the development of the Company’s business in the midst of actual or potential change-in-control transactions.

The Company does not have a policy concerning minimum ownership or hedging by officers of Company securities.

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Compensation of Mr. Zeitoun

Mr. Zeitoun has been president and CEO of the Company since 2009.

2013 Compensation

On November 20, 2012, the Board determined the 2013 compensation for Mr. Zeitoun. The 2013 cash compensation for Mr. Zeitoun would be $600,000. Options to purchase 1,742,581 shares of common stock were granted to Mr. Zeitoun (with a Black-Scholes value of $2,408,539). The options vested over the period of the employment agreement (2013), vesting on the first day of the month following a month of the employment agreement beginning February 1, 2013 with the last vesting on January 1, 2014. The options have an exercise price equal to market price of the common stock on the date of grant ($0.83). The Board also agreed that Mr. Zeitoun would be eligible for a target bonus for 2013 of $400,000 but that the amount could be more or less depending on Mr. Zeitoun’s 2013 performance. The criteria for determining performance would be decided at the time the Board made a decision as to whether to award a bonus. These criteria could include quantitative and qualitative considerations such as sales, entering to arrangements with joint ventures and similar “reach through” arrangements, increases in market capitalization, development of corporate staff, management of plant expansions.

To assist in determining 2013 compensation for Mr. Zeitoun, the Compensation Committee sought advice from a compensation consultant from Hay Associates.

The compensation consultant used market data in his analysis that was drawn from the following sources: public peer group in the mining and metals sector (13 companies; Comstock Mining Inc., General Moly Inc., Gold Reserve Inc., Golden Minerals Co., Midway Gold Corp, Mines Management Inc, Paramount Gold and Silver, Prospect Global Resources, Rare Element Resources Ltd , Revett Minerals Inc. Ruby Creek Resources Inc., Searchlight Minerals Corp, and Vista Gold Corp) and specialty chemical sector (7 companies; Monarch Cement Co, Northern Tech Intl, ADA-ES Inc, Chase Corp, Material Sciences Corp, Senonyx Corp, and Zoltek Cos Inc); the 2012 Hay Group Global Mining Compensation Review for pay-mix purposes; and a sample of companies recently completing an initial public offering as set forth in the Hay Group IPO Reporter (Matador Resources Company, Bonanza Creek Energy, Inc., Carbonite, Inc, C&J Energy, SunCoke Energy, KiOR, Compressco Partners, L.P., Solazyme, Inc., Energy Partners LP, International Corp., Kinder Morgan, Inc., Gevo, Inc., Primo Water Corporation, Amyris, Inc., Molycorp, Inc., Oasis Petroleum LLC, Aluminum Holding Corporation, Douglas Dynamics, Inc., Global Geophysical Services, Inc., Metals USA Holdings Corp., Graham Packaging Company Inc., Cellu Tissue Holdings, Inc.) The consultant stated that the analysis focused on annual compensation mix and levels relative to market as well as CEO equity ownership relative to other companies recently completing an initial public offering. The basis for selecting peer group companies consisted of the following factors: assets, market capitalization, nature of the business, the talent market, complexity, and the market share.

Compared to the peer group companies in the mining sector as well as the specialty chemicals sector and the IPO Reporter sample, the Board determined that Mr. Zeitoun’s 2012 compensation was above the 75th percentile. It also determined that Mr. Zeitoun’s 2012 pay mix (as among salary, bonus, and options) was generally well aligned with the pay mixes in the samples noted above.

The consultant stated that there is no perfect model for determining what the appropriate compensation for a CEO should be. He said that the Compensation Committee would have to review the data presented in his report and use its business judgment to create a package that would be motivational to the CEO and also retain him, as the Board believed that the CEO is key to the success of the business. The compensation consultant also said that while the Company’s CEO position may have a certain “market value,” it is imperative that the Committee should also consider the contribution and value that Mr. Zeitoun brings to the position and, in particular, the facts that (i) Mr. Zeitoun had raised substantial sums of money without the Company having to use investment bankers thereby saving substantial commissions, (ii) Mr. Zeitoun is leading the Company’s technology development to further commercialize its products, and (iii) Mr. Zeitoun was serving multiple roles (CEO and COO).

Members of the Board noted differences between the Company and many of the mining companies in the peer group. In particular, many of the peer group companies were gold companies. They noted that entities involved in the gold-mining business are not engaged in businesses that have anywhere near the complexity of the Company’s business. In particular, the Board noted that gold companies have a product with a ready market; thus, they do not have to develop a market, as the Company must do for halloysite. The Board also noted that the stockholder return under Mr. Zeitoun’s leadership and, in particular, the Company’s market capitalization, had increased from $10 million to $150 million under Mr. Zeitoun’s leadership. Mr. Zeitoun indicated that he believed that for peer-group comparison purposes, the Company was more like a developmental pharmaceutical company. Other members of the Board also agreed that the Company was more like developmental pharmaceutical, biotech and software companies.

At the end of 2013, the Board reviewed the quantitative and qualitative criteria relating to Mr. Zeitoun’s bonus against his actual performance in 2013 and determined to award him a $400,0000 bonus.

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2014 Compensation

Compensation Consultant. In November, 2013, the Compensation Committee retained Compensation Resources, Inc. (“CRI”), a compensation consultant located in Upper Saddle River, New Jersey, as a compensation consultant regarding the 2014 compensation of Mr. Zeitoun.

Interactions of CRI with the Compensation Committee and the Board. Representatives of CRI attended meetings of the Board and/or the Compensation Committee in December, 2013 and February and March, 2014, met (telephonically or in person) with members of the Compensation Committee on four occasions, met with Mr. Zeitoun twice, and met with the Company’s General Counsel (in his capacity of as agent for the Compensation Committee in due diligence matters) four times.

Summary of CRI’s Report to the Compensation Committee. CRI’s “Executive Compensation Study: Report of Findings” was delivered to the Compensation Committee and the Board in March, 2014. Below is a summary of the report.

While the company has previously been identified as a mining company, its operations are much more diversified than what would be considered as typical mining activities. The Company engages in significant research and development activities that are aimed at producing uses for its products with broader applications and thus considers itself more of a specialty chemical company rather than a traditional mining company. Based on the nature of the halloysite clay and its "exclusivity," the Company believes itself more closely aligned with the pharmaceutical industry, which itself has significant research and development activities associated with the development and marketing of proprietary pharmaceuticals. Given that the nature of the Company's business, and the talent needed to expand the business and make it successful, extends into various industry sectors. CRI considered the nature of the Company’s operations in the identification of a relevant peer group for purposes of executive compensation benchmarking.

The process of selecting a group of related peers was based on the nature of the Company’s operations and future strategic direction. The selection was based on the following parameters:

Industry - Comparable industry sectors, from a business perspective, as well as other industries that cultivate a similar level of talent and ability, we used to conduct the analysis. CRI identified comparable companies within the following industry sectors: specialty chemical manufacturing; biotech and pharmaceuticals; software; mining; and environmental/sustainable.

Geographic location - Based on national averages, but in this case, however, CRI applied a geographic differential to the peer data to account for differences in the cost of living between the geographic locations of the peer companies and that of Applied Minerals, which is located in an area with a high cost of living (New York City);

Market Cap - Guidelines set forth by ISS indicate that the generally accepted approach is to identify companies that are approximately 0.2x to 5.0x of the Market Cap of the target company being analyzed. CRI utilized Applied Minerals' Market Cap of approximately $100 million; this would place the Market Cap range of peer companies between $20 million and $500 million. Market Cap, rather than revenue, was utilized as the financial metric for peer selection, as the Company is considered more of a startup with very limited revenue. CRI reviewed the list of peer group companies with the Compensation Committee, the CEO, and the General Counsel, and the list was further refined to reflect more closely a group of companies that would be considered competitors for similar talent.

The peer group consisted of the following companies: Accelrys Inc., American Pacific Corp., Amyris, Inc. Amicus Therapeutics Inc., Authentidate Holding Corp., Biodelivery Sciences, Cytokinetics Inc. International Inc., Energy Recovery, Inc., General Moly Inc., Hemispherx Biopharma Inc., Kior Inc., Metabolix Inc., Pmfg Inc., Pozen Inc., Simulations Plus Inc., Streamline Health Solutions Inc., U S Lime & Minerals, and United-Guardian Inc.

This compensation study analyzed the position of CEO of the Company, comparing it against other top executives within the identified peer marketplace. Based on the discussion of peer selection above, CRI concluded that the larger context of Mr. Zeitoun's responsibilities, based on his knowledge and ability to translate his ideas into creative uses for the Company's products, validated the use of a broader industry view of competitive compensation. CRI found that (I) Mr. Zeitoun's commitment to the Company's success was evidenced through his ability to gain financing for the Company through his personal connections, which enabled him to secure $10 million of capital in 2013 and (ii) Mr. Zeitoun also had become totally conversant in the chemical properties of the clay and its potential commercial applications, and realized the value of its iron oxide deposits and thus developed a new business for this product over the prior two years. CRI indicated that the Company was then at a transition point, where its operations had to move from "process" to "results"; therefore, the CEO's compensation package needed to be structure in a way that recognized the competitive marketplace, with sufficient financial motivation to reward the CEO to move forward with the Company's strategic direction.

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CRI presented its findings with respect to the competitive marketplace for the components of Base Salary and Total Cash Compensation (Base Salary and Annual Bonus/Incentive), along with the value of Total Direct Compensation (Total Cash Compensation, the value of equity, and any other compensation). It said that compensation theory suggests that a Market Range of Compensation around the Market Consensus, rather than a fixed number, is appropriate. CRI said that typically, the Market Range of Base Salary is conservatively considered to be ±10% of the Market Consensus, while the range for Total Cash Compensation varies by ±20% of the Market Consensus, while the range for Total Direct Compensation is wider and usually varies by ±25% of the Market Consensus. Therefore, CRI’s comparative analysis of actual compensation to the marketplace was based on the identified Market Range for the indicated component.

For Mr. Zeitoun's actual compensation, CRI represented the following figures: Base Salary of $600,000, equivalent to his 2013 fixed compensation; Total Cash Compensation which includes Base Salary of $600,000 plus an annual target incentive opportunity of 100% of Base Salary, or $600,000, for a total of $1,200,000; and Total Direct Compensation, which typically includes Base Salary and Total Cash Compensation, plus the three year average of equity compensation, in order to conduct a preliminary comparative analysis with the market findings. However, the Compensation Committee indicated to CRI that (i) the most recent equity grant was specifically provided to Mr. Zeitoun as a one-time award, with the clear understanding that future at-risk compensation will be in the form of short-term incentives; (ii) the short-term incentive opportunity is intended to drive performance towards the Company's most immediate goals of revenue generation and is commensurate with the Compensation Committee's short-term incentive target and (iii) over the next two to three years, it is anticipated that additional equity will not be provided; therefore, CRI’s analysis did not include or provide for any long-term compensation. In this connection, it was noted that the beneficial stock ownership for the majority of the CEO among the peer companies ranged between 1.10% and 6.80% (excluding the outliers which are 13.7% to 38.03%). Mr. Zeitoun's beneficial ownership is 8.6%.

CRI noted that at market average (50% percentile) without equity compensation, Mr. Zeitoun’s represented Base Salary and Total Cash Compensation were above the Market Range and the Total Direct Compensation was within the Market Range, but that at the 75% percentile without equity compensation, Mr. Zeitoun’s represented Base Salary and Total Cash Compensation were within the Market Range and the Total Direct Compensation was below the Market Range.

CRI noted that the methodology used to conduct the competitive market analysis was based on the typical duties and responsibilities associated with the top executive position within the competitive marketplace, and the comparative analysis did not take into consideration the incumbent or any factors relating to that incumbent. CRI noted, however, that it was at the Compensation Committee's discretion to consider Mr. Zeitoun in determining whether his value to the Company was considerable and therefore would justify a higher level of compensation as compared to the marketplace. CRI said that in some cases, a premium can be applied to the market findings to reflect on the incumbent's knowledge, expertise, and contributions (both past and anticipated in the future), and therefore would reflect on a higher percentile positioning due to these factors. CRI noted that in discussions with the Compensation Committee, the Committee believed that it had a significant level of confidence in Mr. Zeitoun's abilities to drive the Company. CRI noted that based on multiple in-depth discussions with the Compensation Committee and their strong belief that Mr. Zeitoun is a crucial and extremely valuable asset to the Company, CRI presented both the Market Average and 75th percentile calculations so that the Compensation Committee would have a broader perspective of the marketplace for pay in consideration of the peer group examined herein.

Compensation Committee Actions. The Compensation Committee met four times regarding Mr. Zeitoun’s compensation and the Board met three times. At its meeting on June 9, 2014, the Compensation Committee determined to recommend to the Board that:

●	Mr. Zeitoun’s salary for 2014 would be $600,000, which was the same salary as in 2013 and was justified by Mr. Zeitoun’s exceptional knowledge and accomplishments.
●

Mr. Zeitoun’s annual target incentive for 2014 would be $400,000 rather than $600,000 (as represented in CRI’s report) and that this would bring the Total Direct Compensation at Market Average (no equity) within the Market Range and Total Cash Compensation at the 75th percentile would still be within the Market Range, but would be below the Market Consensus. The Compensation Committee further determined that the bonus would be payable in cash in two tranches: (i) $200,000 payable if there were a commercial sale of iron oxide in 2014 and (ii) $200,000 payable if one of the following three were accomplished in 2014: cumulative revenue (accrued or realized) and/or backlog of $1 million; sale of all or a substantial portion of Idaho properties; raising at least $2 million of capital by sale of equity and/or sale of PIK Notes;

●

Mr. Zeitoun would not be awarded any equity compensation for 2014 because he already beneficially owned (through direct ownership and options) 8.6% of the equity of the Company and that ownership provide him with sufficient long-term incentive.

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On the same day, the Board adopted the recommendations of the Compensation Committee.

In December, 2014, the Nominating and Governance Committee determined that Mr. Zeitoun had satisfied the conditions of both tranches for payment of the bonus and recommended that the Board approve payment of the bonus. Thereafter, the Board approved payment of a $400,000 bonus.

2015 Compensation

In October, 2014, the Compensation Committee determined that because of stockholder sensitivity to compensation matters and because of the Company’s cash burn, it was deemed necessary to get the latest comparative data on CEO compensation in order to make good decisions regarding 2015 compensation for Mr. Zeitoun. Accordingly, the Committee engaged Compensation Resources to provide an executive compensation study to the Compensation Committee.

Compensation Resources had provided an executive compensation study to the Compensation Committee in connection with Mr. Zeitoun’s 2014 compensation. Compensation Resources delivered its 2015 executive compensation to the Committee on December 3, 2014. On December 9, 2014, representatives of Compensation Resources met with the Compensation Committee and told the Committee the following. Compensation Resources was retained to prepare a competitive compensation study of the Company's President and Chief Executive Officer in order to determine the competitive levels of compensation for comparable positions among similar publicly traded companies. The study presented findings with regard to the current competitive levels of the total compensation package (cash and equity compensation) and the findings in the report reflect an update to its earlier study completed on behalf of the Compensation Committee and was meant to provide the most recent compensation data from peer organizations, which reflects, for the most part, fiscal years ending December 31, 2013. The study utilized the same list of publicly traded companies benchmarked as part of the 2014 study, with the exception of Accelrys, Inc., which had been recently acquired.

For purposes of valuing equity awards, the study continued to use a three-year average to more accurately recognize the variety and timing of long-term plans. All data inputs were increased on an annual factor of 3.0% to a common date of January 1, 2015, the percentage representing the average of the actual 2014 merit increase factors for executive positions within the various industries represented in the analysis. To determine “Market Consensus,” Compensation Resources calculated the competitive market level of each compensation element from the peer market analysis and published survey analysis, utilizing multiple measures of central tendency, which included mean: simple average; median: the middle number, 50th percentile; trimmed mean: average that eliminates the highest and lowest data elements (outliers); regression: calculated based on statistical analysis using "Line of Least Square,” which is a mathematical computation used to model a presumed linear relationship between two variables, a dependent variable (compensation element) and an independent variable (Market Cap) (peer analysis only). Market Consensus is the average of the Mean, Median, Trimmed Mean, and Regression; represents the best estimate of the market value (consensus) for the position. To calculate the overall Market Consensus, Compensation Resources calculated a weighted average of peer and published survey data at a ratio of 2:1.

Typically, the market range of base salary is conservatively considered to be ±10% of the market consensus. This range represents the central tendency of the market data. The range for total cash compensation is wider and usually varies by ±20% of the market consensus. The range for total direct compensation is ±25%.

With respect to Mr. Zeitoun's current compensation opportunity, Compensation Resources utilized the following figures: base salary of $600,000; total cash compensation which includes base salary of $600,000 plus an annual incentive opportunity of $400,000, for a total of $1,000,000; and total direct compensation of $1,000,000. Because equity grants in 2011 and 2012 were considered by the Compensation Committee to be one-time awards, Compensation Resources excluded them from the analysis. At the 50th percentile, Mr. Zeitoun’s base salary and total cash compensation are well above the market consensus as of January 1, 2015 and his total direct compensation is within the market consensus. At the 75th percentile, Mr. Zeitoun’s base salary and total cash compensation are within the market consensus as of January 1, 2015 and his total direct compensation is below the market consensus.

Mr. Concha, chairman of the Compensation Committee, indicated that the goal of the Compensation Committee with respect to Mr. Zeitoun’s compensation was to provide incentives to Mr. Zeitoun consistent with the desires of stockholders. He noted the difficulties of finding good comparables for Mr. Zeitoun’s compensation and said that compensating Mr. Zeitoun under a strategic leadership model may be more useful. Thereafter, the directors discussed with Mr. Zeitoun present and later at great length in executive session without Mr. Zeitoun, the structure and amount of Mr. Zeitoun’s 2015 bonus.

It was preliminarily decided at a time when Mr. Zeitoun was not present that Mr. Zeitoun’s bonus would be broken into two parts, one part related to revenues and the other to the achievement of non-revenue goals. The total amount of the possible bonus compensation to Mr. Zeitoun would be $500,000, with the last $100,000 of revenue-based compensation being paid in stock or option and the maximum amount of the revenue-based bonus payable at $5 million in revenues, which could include the amount of firm commitment and take-and-pay arrangements. If Mr. Zeitoun achieved his personal goals and revenue was at least $4 million, his bonus compensation would be $1 million.

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It was determined that Mr. Zeitoun should prepare goals and objectives and submit them to the Compensation Committee and the Board for approval. At the same time that the Compensation Committee and the Board approved the personal goals, it would approve the amounts of the bonus allocated to personal goals and the revenues, the percentages of the revenue-based amounts to be paid on partial achievement of the revenue based-goals, and the revenue points at which such amounts would be paid.

On February 4, 2015, the Compensation Committee reported to the Board that, between December 9, 2014 and February 4, 2015, the it met several times and had discussed and approved the following compensation proposal for Mr. Zeitoun (“Zeitoun Compensation Proposal”): Salary of $600,000, potential bonus of $500,000 of which 40% would depend on the achievement of four personal goals and 60% would be dependent on revenues. If revenues were below $2 million, no revenue-based bonus would be paid; if between $2 million and $2,999,999, $100,000 in cash would be paid; if between $3 million and $3,999,999, a total of $150,000 in cash would be paid; if between $4 million and $4,999,999, a total of $200,000 in cash would be paid; if $5 million or above, a total of $200,000 in cash and $100,000 in stock options would be paid.

Mr. Concha on behalf of the Compensation Committee explained (i) the revenue and non-revenue goals that the Compensation Committee had worked out with Mr. Zeitoun regarding Mr. Zeitoun’s 2015 bonus arrangements, (ii) salary and bonus amounts, and (iii) the reason for not awarding Mr. Zeitoun any equity compensation in respect of 2015.

Mr. Concha, on behalf of the Compensation Committee, recommended to the Board that the Board approve the revenue and non–revenue goals related to Mr. Zeitoun’s 2015 bonus as well as the salary and bonus arrangements.

Mr. Concha noted the Executive Compensation Study Update performed by Compensation Resources (the compensation consultant hired by the Compensation Committee) indicated that (i) at the 50th percentile, Mr. Zeitoun’s base salary and total cash compensation are well above the market consensus and his total direct compensation is within the market consensus and (ii) at the 75th percentile, Mr. Zeitoun’s base salary and total cash compensation are within the market consensus as of January 1, 2015 and his total direct compensation is below the market consensus.

There was a general discussion, with Mr. Zeitoun abstaining, of the goals and the compensation elements and amounts and relative mix of elements. After such discussion, the Board, with Mr. Zeitoun abstaining, adopted the Zeitoun Compensation Proposals.

In January, 2016 Mr. Zeitoun and the Board agreed that Mr. Zeitoun satisfied the metrics for the payment of the full bonus amount, but Mr. Zeitoun would receive a bonus for 2015 consisting of $299,000 in cash and $50,000 of five-year options. Cash payments of $200,000 have been made and remaining payments are subject to the condition that no payments will be made unless after such payments the Company’s cash balance is in excess of $1.5 million.

2015 Compensation for Messrs. Carney, Gleeson, and Krishnamurti

At the February 4, 2015, Board meeting, Mr. Concha, acting on behalf of the Compensation Committee, indicated that the Compensation Committee has discussed and approved a compensation proposal for certain employees, which included Messrs. Krishnamurti, Gleeson, and Carney (“Management Compensation Proposals”) and that he had sent to each Board member who was not a member of the Compensation Committee a copy of the Management Compensation Proposals. Mr. Concha explained the revenue and non-revenue goals that the Compensation Committee, with the assistance of Mr. Zeitoun, had worked out, with each regarding 2015 bonus arrangements for such persons. He also explained the proposed salary, bonus, and equity compensation arrangements for senior management, which had the approval of Mr. Zeitoun.

Under the Management Compensation Proposals,

●	Salaries remained at 2014 levels.

●	Messrs. Krishnamurti and Carney received ten-year at-the-market options to purchase 50,000 shares of common stock vesting annually over a three-year period.

●

Each of Messrs. Krishnamurti, Gleeson, and Carney would be eligible for possible bonus compensation of up to $100,000; $25,000 would be based on personal performance metrics; $75,000 would be based on revenue goals. Revenues could include the amount of firm commitment and take-and-pay arrangements. The last $25,000 based on revenue goals would be payable in five-year stock options. If revenues were below $2 million, no revenue-based bonus would be paid; if between $2 million and $2,999,999, $25,000 in cash would be paid; if between $3 and $3,999,999, $35,000 in cash would be paid; if between $4 million and $4,999,999, a total of $50,000 in cash would be paid; if $5 million or more, a total of $50,000 in cash and $25,000 in stock options would be paid.

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Mr. Concha, on behalf of the Compensation Committee, recommended to the Board that the Board approve the revenue and non–revenue goals related to management’s 2015 bonus as well as the salary and bonus arrangements, all as set forth in the Senior Management Compensation Proposals. After a general discussion, the Board gave its approval.

No compensation consultant was used by the Board for the Management Compensation Proposals for Messrs. Carney, Krishnamurti, or Gleeson and no benchmarking against peers was used.

Mr. Krishnamurti resigned in August, 2015.

Revenues for 2015, including a $5 million take-or-pay agreement for the delivery of iron oxide over a period of 18 months, exceeded the $5 million goal for the calculation of bonus arrangements. In January, 2016, the Board reduced the total value of the bonuses to be paid to Messrs. Carney and Gleeson to $75,000. Messrs. Carney and Gleeson would receive a bonus for 2015 consisting of $75,000 of value to be paid, at their election, in stock, five-year options, or cash (up to $37,500) or any combination thereof. Each of Messrs. Carney and Gleeson elected to take $37,500 in five year options and $37,500 in cash.

2013 and 2014 Compensation of Mr. Carney

Mr. Carney served as Chief Financial Officer from February, 2009 through May, 2012. From May 2012, he has served as Vice President - Business Development. In August, 2015, upon the resignation of Nat Krishnamurti, he was appointed Chief Financial Officer while also continuing his duties as Vice President – Business Development. During 2013 and 2014 Mr. Carney received an annual salary of $200,000. On June 10, 2014, Mr. Carney was granted options to purchase 75,000 shares of the Company’s common stock at a price of $0.84 per share. The options vested immediately and had a term of 10 years. At the time of the grant, the options had a Black-Scholes value of $31,055.

2013 and 2014 Compensation of Mr. Gleeson

William Gleeson, the General Counsel, was hired as of September 15, 2011. Mr. Gleeson’s three-year employment agreement provides for annual cash compensation of $200,000 plus a 10-year option to purchase up to 900,000 shares of common stock at an exercise price of $1.90 per share, which was above the $1.74 market price on the date of grant, September 15, 2011. The Black-Scholes value of the options was $1,370,340 on the date of grant. The options vested in 36 monthly installments beginning September 15, 2011. Mr. Gleeson’s employment may be terminated at will. The Company did not use a compensation consultant in connection with the employment agreement.

The compensation package in the employment agreement reflected Mr. Gleeson’s familiarity with the Company and its legal issues resulting from his representation of the Company beginning in January, 2008. The relative mix of cash and options reflected the Company’s strained cash position and its near-term revenue prospects at the time of the hiring, with the number of options designed to compensate for the relatively low cash compensation. The vesting of the options was not tied to any performance standards because at the time, given the Company’s limited amount of sales and its lack of profitability, it was deemed that meaningful performance standards could not be established. For the same reason, the Company did not establish performance standards for bonus awards. No cash bonus was awarded to Mr. Gleeson.

On November 20, 2012, the Board, on the recommendation of Mr. Zeitoun, awarded Mr. Gleeson 72,406 stock options having an exercise price equal to market price on the date of grant with a Black-Scholes value of $100,065 and increased his compensation to $250,000 per year for 2013 because of exemplary performance.

For 2014, as a result of exceptional performance, Mr. Gleeson’s salary was increased to $300,000 and he was awarded 600,000 options to purchase common stock at $0.83 per share, such options vesting monthly over a three-year period and having an exercise price equal to the market price on the date of grant..

The Company has not used compensation consultants in connection with Mr. Gleeson’s compensation and has not benchmarked his compensation.

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2013 and 2014 Compensation of Mr. Krishnamurti

In May, 2012, the Company, on the recommendation of Mr. Zeitoun, hired Mr. Krishnamurti under a three year employment agreement calling for an annual salary $180,000 and an option grant to purchase 300,000 shares of the Company’s common stock with a exercise price equal to the market price on the day of grant. The options had a Black-Scholes value of $400,200 determined as of the date of grant. The terms, including the compensation amounts and the number of options, as well as the mix between those elements, were negotiated by the parties and the Board believed that the compensation package reflected Mr. Krishnamurti’s expertise and experience and gave him appropriate long-term incentive through the stock options.

In May 2013, the Board, on the recommendation of Mr. Zeitoun due to Mr. Krishnamurti’s excellent performance, increased Mr. Krishnamurti’s cash compensation to $225,000 and granted a 10-year option vesting immediately to purchase 65,000 shares of common stock with an exercise price equal to the market price on the day of grant. The options had a Black-Scholes value of $49,686 of the date of grant.

Mr. Krishnamurti’s 2014 cash compensation remained the same as in 2013, but he was awarded options to purchase 75,000 shares of common stock at $0.84 per share, and the options vested immediately and had an exercise price equal to the market price on the day of grant. The options had a Black-Scholes value of $31,055 of the date of grant.

The Company has not used compensation consultants in connection with Mr. Krishnamurti’s compensation and has not benchmarked his compensation.

Tax and Accounting Treatment of Compensation

Deductibility Cap on Executive Compensation

The Compensation Committee is aware that under Section 162(m) of the Internal Revenue Code, certain elements of compensation of publicly traded companies to its chief executive officer and its three other most highly compensated officers (other than its chief financial officer) is generally not deductible by the company to the extent it exceeds $1 million per person per year. There is an exception, however, for qualified “performance-based compensation,” which does not count against the $1 million limit if applicable requirements under Section 162(m) are met. The Compensation Committee reserves the right to pay compensation that may be non-deductible for tax purposes to the paid by a Company if it determines that it would be in the best interests of the Company

Tax and Accounting Treatment of Options

We are required to recognize in our financial statements compensation cost arising from the issuance of stock options.  GAAP requires that such that compensation cost is determined using fair value principles (we use the Black-Scholes method of valuation) and is recognized in our financial statements over the requisite service period of an instrument. However, the tax deduction is only recorded on our tax return when the option is exercised. The tax benefit received at exercise and recognized in our tax return is generally equal to the intrinsic value of the option on the date of exercise.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and based on such review and discussions, the Discussion and Analysis is included in this Proxy Statement.

Mario Concha

John Levy

Robert Betz

For certain information on 2016 compensation of Named Executive Officers, see Part 7, Proposal 2.

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Part 5 Information concerning Independent Registered Public Accountant

Independent Registered Accountant for 2016

EisnerAmper LLP was the Company’s independent accountant for the fiscal year ending December 31, 2015 and has been selected by our Board of Directors as the Company’s independent accountant for the fiscal year ending December 31, 2016. The Board asks stockholders to ratify that selection. Although current law, rules, and regulations require the Board of Directors to engage and retain the Company’s independent auditor, the Board considers the selection of the independent auditor to be an important matter of stockholder concern and is submitting the selection of EisnerAmper LLP for ratification by stockholders as a matter of good corporate practice.

The affirmative vote of holders of a majority of the shares of Common Stock cast in person or by proxy at the meeting is required to approve the ratification of the selection of EisnerAmper LLP as the Company’s independent auditor for the current fiscal year. If a majority of votes cast does not ratify the selection of EisnerAmper LLP, the Board of Directors will consider the result a recommendation to consider the selection of a different firm.

Representatives of the EisnerAmper LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to appropriate questions.

Fees to Accountants

EisnerAmper LLP was selected by our Board of Directors as the Company’s independent accountant for the years ending December 31, 2014 and 2015.

The following table presents fees for audit services rendered by EisnerAmper, the independent auditor for the audits of the Company’s annual consolidated financial statements for the years ended December 31, 2015 and 2014, respectively.

	December 31, 2015	December 31, 2014

Audit Fees (1)	$151,500	$121,500
Audit-Related Fees	--	--
Tax Fees (2)	7,500	7,500

Total	$159,000	$129,000

(1)	Audit fees represent the aggregate fees paid for professional services including: (i) audit (ii) S-1 filings and (iii) responses to SEC comment letters.
(2)	Tax fees represent aggregate fees paid for professional services, principally including fees for tax compliance and tax advice.

Policy on Board of Directors' Pre-Approval of Audit an Non-Audit Services of Independent Auditors

The Audit Committee has adopted a policy for the pre-approval of all audit, audit-related, tax, and other services provided by the Company’s independent registered public accounting firm. The policy is designed to ensure that the provision of these services does not impair the registered public accounting firm’s independence. Under the policy, any services provided by the independent registered public accounting firm, including audit, audit-related, tax and other services must be specifically pre-approved by the Board of Directors. The Board of Directors does not delegate responsibilities to pre-approve services performed by the independent registered public accounting firm to management. For the fiscal year ended December 31, 2015, all services provided by the Company’s independent registered public accounting firm were pre-approved by the Board of Directors.

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Part 6 Additional Important Information

Beneficial Stock Ownership:  Directors, Named Executive Officers, and 5% Holders.

The following table sets forth, as of October 10, 2016, information regarding the beneficial ownership of our common stock with respect to each of the Named Executive Officers, each of our directors, each person known by us to own beneficially more than 5% of the common stock, and all of our directors and executive officers as a group. Each individual or entity named has sole investment and voting power with respect to shares of common stock indicated as beneficially owned by such person, subject to community property laws, where applicable, except where otherwise noted. The percentage of common stock beneficially owned is based on 108,613,549 shares of common stock outstanding as of October 10, 2016 plus the shares that a person has a right to acquire within 60 days of October 10, 2016.

Name and Address (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percentage of Common Stock Beneficially Owned
John Levy (3) (4)	1,448,201	1.3
Robert Betz (3) (5)	1,177,155	1.1
Mario Concha (3) (6)	1,180,917	1.1
David Taft (3) (7)	28,871,904	25.5
Bradley Tirpak (3) (8)	369,508	*
Ali Zamani (3) (9)	501,983	*
Andre Zeitoun (3) (10) (16)	9,134,022	7.9
Christopher T. Carney (11) (16)	3,664,368	3.3
William Gleeson (12) (16)	1,737,417	1.6
All Officers and Directors as a Group	48,072,675	37.5
IBS Capital, LLC (7)	28,871,904	25.5
Samlyn Capital, LLC (13)	25,156,069	20.4
Berylson Master Fund, L.P. (14)	6,492,180	5.8
James Berylson (14)	7,765,180	6.9
Kingdon Capital Management, LLC (15)	7,466,590	6.4

 * Less than 1%

(1)	Unless otherwise indicated, the address of the persons named in this column is c/o Applied Minerals, Inc., 110 Greene Street, Suite 1101, New York, NY 10012.
(2)

Included in this calculation are shares deemed beneficially owned by virtue of the individual’s right to acquire them within 60 days of the date of October 10, 2016 as determined pursuant to Rule 13d-3 of the Securities Exchange Act of 1934.

(3)	Director
(4)

Mr. Levy’s holdings include: (i) options to purchase 100,000 shares of common stock at $0.83 per share expiring November, 2016; (ii) options to purchase 100,000 shares of common stock at $1.24 per share expiring in January, 2018; (iii) options to purchase 100,000 shares of common stock at $1.66 per share expiring November, 2022; (iv) options to purchase 50,000 shares of common stock at $0.83 per share expiring in March, 2024; (v) options to purchase 50,000 shares of common stock at $0.66 per share, expiring in February, 2025; (vi) options to purchase 50,000 shares of common stock at $0.28 per share, 37,500 of which have vested, expiring in January, 2026; (vii) options to purchase 51,170 shares of common stock at $0.285 per share, expiring in January, 2026; (viii) options to purchase 37,500 shares of common stock at $0.25 per share, expiring in May, 2021; (ix) warrants to purchase 100,000 shares of common stock at $0.25 per share, expiring in June, 2021; and (x) options to purchase 70,000 shares of common stock at $0.25 per share, expiring in August, 2021 and which are exercisable until and unless an increase in the number of the Company’s authorized shares is approved by the Company’s shareholders.

(5)

Mr. Betz’s holdings include: (i) options to purchase 50,000 shares of common stock at $0.83 per share expiring in March, 2024; (ii) options to purchase 50,000 shares of common stock at $0.66 per share expiring in February 2025; (iii) options to purchase 50,000 shares of common stock at $0.28 per share, 37,500 of which have vested, expiring in January, 2026; (iv) options to purchase 33,937 shares of common stock at $0.285 per share expiring in January, 2021; (v) options to purchase 30,000 shares of common stock at $0.25 per share and expiring in May, 2021; (vi) options to purchase 150,000 shares of common stock at $0.25 per share and expiring in May, 2021 and which are exercisable until and unless an increase in the number of the Company’s authorized shares is approved by the Company’s shareholders.; (vii) warrants to purchase 100,000 shares of common stock at $0.25 per share, expiring in June, 2021; and (viii) options to purchase 60,000 shares of common stock at $0.25 per share, expiring in August, 2021 and which are exercisable until and unless an increase in the number of the Company’s authorized shares is approved by the Company’s shareholders.

(6)

Mr. Concha’s holdings include: (i) options to purchase 50,000 shares of common stock at $0.83 per share expiring in March, 2024; (ii) options to purchase 50,000 shares of common stock at $0.66 per share expiring in February, 2025; (iii) options to purchase 50,000 shares of common stock at $0.28 per share, 37,500 of which have vested, expiring in January, 2026; (iv) options to purchase 33,937 shares of common stock at $0.285 per share expiring in January, 2021; options to purchase 30,000 shares of common stock at $0.35 per share, expiring in May, 2021; options to purchase 600,000 of common stock at $0.25 per share, expiring in May, 2021 and which are exercisable until and unless an increase in the number of the Company’s authorized shares is approved by the Company’s shareholders.; and options to purchase 70,000 shares of common stock at $0.25 per share, expiring in August, 2021 and which are exercisable until and unless an increase in the number of the Company’s authorized shares is approved by the Company’s shareholders.

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(7)

Mr. Taft is President of IBS Capital LLC and deemed to be the beneficial owner of shares held by the funds it manages by virtue of the right to vote and dispose of such securities. The IBS Turnaround Fund (QP) (A Limited Partnership) owns (i) 15,220,583 shares of common stock; (ii) 2,480,804 shares of common stock issuable upon conversion of 10% PIK Election Convertible Notes due 2018 (“Series A Notes”); (iii) options to purchase 30,100 shares of common stock at $0.25 per share expiring in August, 2021 and which are exercisable until and unless an increase in the number of the Company’s authorized shares is approved by the Company’s shareholders; and (iv) warrants to purchase 244,745 shares of common stock at $0.25 per share, expiring in June 2021. The IBS Turnaround Fund (A Limited Partnership) owns (i) 7,290,997 shares of common stock; (ii) 1,180,359 shares of common stock issuable upon conversion of the Series A Notes; (iii) options to purchase 16,000 shares of common stock at $0.25 expiring in August, 2021 and which are exercisable until and unless an increase in the number of the Company’s authorized shares is approved by the Company’s shareholders; and (iv) warrants to purchase 124,625 shares of common stock at $0.25 per share, expiring in June 2021. The IBS Opportunity Fund, Ltd. owns (i) 1,472,154 shares of common stock; (ii) 776,606 shares of common stock issuable upon conversion of the Series A Notes; (iii) options to purchase 3,900 shares of common stock at $0.25 per share expiring in August, 2021 and which are exercisable until and unless an increase in the number of the Company’s authorized shares is approved by the Company’s shareholders; and (iv) warrants to purchase 31,031 shares of common stock at $0.25 per share, expiring in June 2021.

(8)

Mr. Tirpak’s holdings include: (i) options to purchase 38,356 shares of common stock $0.73 per share expiring in April, 2025; (ii) options to purchase 50,000 shares of common stock at $0.28 per share, of which 37,500 have vested, expiring in January 2026; (iii) options to purchase 18,275 shares of common stock at $0.285 per share expiring in January, 2021; (iv) options to purchase 14,140 shares of common stock at $0.285 per share expiring in January, 2026; (v) options to purchase 50,000 shares of common stock at $0.25 per share, expiring in May 2021; and (vi) options to purchase 50,000 shares of common at $0.25 per share, expiring in August 2021.

(9)

Mr. Zamani’s holdings include: (i) options to purchase 50,000 shares of common stock at $0.83 per share expiring in March, 2024; (ii) options to purchase 50,000 shares of common stock at $0.66 per share expiring in February, 2025; (iii) options to purchase 50,000 shares of common stock at $0.28 per share, 37,500 of which have vested, expiring in January, 2026; (iv) options to purchase 73,099 shares of common stock at $0.285 per share expiring in January, 2021; (v) options to purchase 50,000 shares of common stock at $0.25 per share, expiring in May 2021; and options to purchase 50,000 shares of common at $0.25 per share, expiring in August 2021 and which are exercisable until and unless an increase in the number of the Company’s authorized shares is approved by the Company’s shareholders.

(10)

Mr. Zeitoun’s holdings include (i) options (held through Material Advisors) to purchase 3,949,966 shares of common stock at $0.70 per share, expiring in January, 2019; (ii) options (held through Material Advisors) to purchase 1,742,792 shares of common stock at $0.83 per share, expiring in January, 2021; (iii) options to purchase 1,742,792 shares of common stock at $1.66 per share, expiring in November, 2022; and (iv) options to purchase 331,123 shares of common stock at $0.24 per share, expiring in March, 2021.

(11)

Mr. Carney’s holdings include: (i) options to purchase 1,316,655 shares of common stock at $0.70 per share expiring in January, 2019; (ii) options to purchase 580,930 shares of common stock at $0.83 per share expiring in January, 2022; (iii) options to purchase 580,931 shares of common stock at $1.66 per share expiring in January, 2023; (iv) options to purchase 75,000 shares of common stock at $0.84 per share expiring in June, 2024; (v) options to purchase 16,665 shares of common stock at $0.68 per share expiring in February, 2025; (vi) options to purchase 248,344 shares of common stock at $0.24 per share expiring in March, 2021; and (vii) options to purchase 500,000 shares of common stock at $0.16 per share, of which 125,000 have vested, expiring in August 2019 and which are exercisable until and unless an increase in the number of the Company’s authorized shares is approved by the Company’s shareholders.

(12)

Mr. Gleeson’s holdings include: (i) options to purchase 900,000 shares of common stock at $1.90 per share, expiring in September, 2021; (ii) options to purchase 72,406 shares of common stock at $1.66 per share, expiring in November, 2022; (iii) options to purchase 600,000 shares of common stock at $0.84 per share, of which 516,667 have vested, expiring in June, 2024; and (iv) options to purchase 248,344 shares of common stock at $0.24 per share, expiring in March, 2021.

(13)

Samlyn Capital, LLC, 500 Park Avenue, 2nd Floor, New York, N.Y. 10022, is the beneficial owner of shares held by funds it manages by virtue of the right to vote and dispose of the securities. Samlyn Onshore Fund, L.P. owns 9,124,312 shares, including 5,096,339 shares of common stock issuable upon conversion of the Series A Notes and Samlyn Offshore Master Fund, Ltd., owned 16,031,757 shares of common stock, including 9,548,314 shares of common stock issuable upon conversion of the Series A Notes. Robert Pohly is the president of Samlyn Capital, LLC. He has beneficial ownership of shares owned by funds of which Samlyn Capital, LLC is the general partner or investment manager, Mr. Pohly having sole voting and investment power.

(14)

James Berylson is the sole managing member of Berylson Capital Partners, LLC, which manages the Berylson Master Fund, L.P. Of the 6,492,180 shares owned by the Berylson Master Fund, L.P., 4,187,799 shares are issuable upon conversion of Series 2023 Notes owned by the Berylson Master Fund, L.P. Mr. Berylson may be deemed to beneficially own the 6,492,180 shares. Mr. Berylson owns and additional 1,273,000 shares. The address of Berylson Capital Partners, LLC is 200 Clarendon Street, Boston, MA 02116.

(15)

Based on a Schedule 13G/A filed on February 16, 2016, Kingdon Capital Management, LLC, 152 West 57th Street, 50th Floor, New York, N.Y. 10019, is the beneficial owner of shares of the Company, which are held by funds it manages by virtue of the right to vote and dispose of the securities. Kingdon Associates owns 2,267,947 shares through the conversion of its ownership of Series 2023 and Series A Convertible PIK Notes, Kingdon Family Partnership, L.P. owns 522,155 shares through the conversion of its ownership of Series 2023 and Series A Convertible PIK Notes, and M. Kingdon Offshore Mast Fund, L.P. owns 4,676,488 shares through the conversion of its ownership of Series 2023 and Series A Convertible PIK Notes. Mark Kingdon is the President of Kingdon Capital Management, LLC and may be deemed to beneficially own these shares.

(16)	Executive officer.

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Section 16(a) beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors, and any person who beneficially owns more than 10% of our Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons are required by regulation to furnish us with copies of all Section 16(a) forms that they file. To the best of our knowledge, except for one filing each for Messrs. Zamani and Betz,  all filings were made timely in 2015.

Stockholder Proposals and Nominations for 2017 Annual Meeting

No determination has been made as to when the 2017 Annual Meeting will be held.  We will file a Current Report on Form 8-K when that determination is made.

Proposals made under Rule 14a-8

Rule 14a-8 under the Securities Exchange Act indicates the date or time frame, for purposes of Rule 14a-8, that a proposal must be submitted to the Company in order to be included in the Company’s proxy statement and on the Company’s proxy card for the 2017 Annual Meeting. Under such rule, the proposals must be submitted to the Company at our principal executive offices at Suite 1101, 110 Greene Street, New York, NY 10012 by the following dates:  if the 2017 meeting is held within 30 days of the date of the anniversary of the 2016 Annual Meeting, a stockholder’s Rule 14a-8 proposal must be received no later than the close of business on June 29, 2017;  if it is held more than 30 days from the date of the anniversary of the 2016 Annual Meeting of Stockholders, it must be received a reasonable time before the Company begins to print and send its proxy materials for the 2017 Annual Meeting.

Proposals and Nominations made under the Company’s By-Laws

The Company’s By-Laws provide means for stockholders to submit proposals that are not submitted under SEC Rule 14a-8 or to make director nominations. Under the Company’s By-Laws, stockholders who wish to submit proposals that are not submitted pursuant to SEC Rule 14a-8 or to make nominations for the 2017 Annual Meeting must provide notice that is delivered to or mailed and received at the principal executive offices of the Company:

(1)

by the close of business 60 days in advance of the anniversary of the 2016 Annual Meeting (which would be October 11, 2017) if such meeting is to be held during the period November 9, 2017 to December 2, 2017;

(2)	90 days in advance (which would be September 11, 2017, if such meeting is to be held on or after December 3, 2017 and on or before December 9, 2017; and

(3)	with respect to any other Annual Meeting of Stockholders, the close of business on the tenth day following the date of public disclosure of the date of such meeting.

The Company will not consider at the 2017 Annual Meeting any proposal or nomination that does not meet the requirements of Rule 14a-8 or the Bylaw requirements, as the case may be.

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Part 7 Proposals to be voted on at the meeting

Proposal 1: Election of Directors

Seven persons, all of whom are currently directors, have been nominated for election at the Annual Meeting to hold office until the next Annual Meeting.

The directors will be elected by a plurality of the votes cast, which means that the nominees receiving the largest number of “FOR” votes will be elected to the open positions.

The Board of Directors has evaluated the key attributes, experience, and skills of each nominee (set forth after biographical information of each nominee in “Information about the Nominees” in Part 2) and concluded in that basis that each nominee listed below should be renominated for another term as director.

Name	Age	Director Since	Principal Occupation

Marion Concha	76	Chairman since June, 2016 and Director since 2013	President of Mario Concha and Associates LLC

John Levy	61	Vice Chairman since June, 2016 and Director since 2008	CEO of Board Advisory

Robert Betz	74	Director since 2014	Owner, Personal Care Ingredients

David Taft	60	Director since 2008	President, IBS Capital LLC

Bradley Tirpak	47	Director since 2015	Professional Investor

Ali Zamani	37	Director since 2014	Portfolio Manager at Genifor Capital Management

Andre Zeitoun	43	Director since 2009	President and CEO, Applied Minerals, Inc.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE ELECTION TO THE BOARD OF EACH OF THE NOMINEES.

Proposal 2: Advisory Vote on Executive Compensation

As required by Section 14A of the Securities and Exchange Act of 1934, we are asking for your approval of the following resolution (the “Say-on-Pay” resolution):

 RESOLVED, that the stockholders approve, in a nonbinding vote, the compensation of the Company’s Named Executive Officers.

At the Annual Meeting in 2015, the vote on the “Say-on-Pay” resolution (the advisory, non-binding vote on executive compensation) was FOR 33,329,844, AGAINST 18,893,595 and ABSTAIN 88,369. 63.9% of the shares voting either FOR or AGAINST voted FOR. While stockholders approved the Say-on-Pay resolution, a favorable vote of 63.9% is, relatively speaking, rather low. Such a percentage is presumed to reflect a negative view on the Board’s handling of executive compensation from holders of a significant percentage of the shares voted.

The Board of Directors believes that the actions it has taken since the last Annual Meeting (as described below) have more properly aligned executive pay with executive performance without compromising executive motivation and have been responsive to the negative stockholder sentiments presumably expressed in the Say-on-Pay vote at the 2015 Annual Meeting.

Reductions in 2015 Bonus Compensation

At the beginning of 2015, bonus compensation for 2015 was set for each of the Named Executive Officers.

Mr. Zeitoun's potential bonus was $500,000, of which $200,000 was related to predetermined personal performance goals and $300,000 (including $100,000 payable in options) was related to a predetermined revenue goal.

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Mr. Carney’s and Mr. Gleeson’s potential bonuses were $100,000, of which $25,000 was related to predetermined personal performance goals and $75,000 (including $25,000 payable in options) was related to predetermined revenue goals. Their revenue goal was the same as Mr. Zeitoun’s.

The 2015 revenue goal for the officers was satisfied.

After the 2015 Annual Meeting, the Board negotiated with Mr. Zeitoun an arrangement whereby Mr. Zeitoun agreed to a cash bonus of $299,000 and $50,000 bonus payable in options. Only $200,000 of the $299,000 has been paid. Mr. Zeitoun will have the right to cash payments of the final $99,000 only if, after such payments, the balance remaining in the Company’s bank account will be $1,500,000 or more without including any of the proceeds of the Company’s June, 2016 equity offering.

The Board also cut the maximum bonuses for Messrs. Carney and Gleeson to $75,000 from $100,000, of which only $37,500 could be taken in cash and the remainder would be paid in options (both Messrs. Carney and Gleeson took $37,500 in cash).

The restructured bonuses represent reductions of

●	$101,000 in Mr. Zeitoun’s 2015 potential cash bonus (20% reduction) and $50,000 (50% reduction) in his potential option bonus; and
●	$37,500 (37.5% reduction) in the 2015 potential cash bonus and $25,000 (25% reduction) in total potential bonus for each of Messrs. Carney and Gleeson.

Reductions in 2016 Compensation as Compared to 2015 Compensation

2016 cash compensation and 2016 total compensation for the Named Executive Officers represent significant reductions in comparison to 2015 cash compensation and 2015 total compensation. Details about 2015 and 2016 compensation are set forth below.

2015 Compensation

	2015 Salary	Cash Bonus Payable in 2016 for 2015 Performance	Total 2015 Cash Compensation	Bonus Paid in Options in 2016 for 2015 performance (2)	February 2015 Option Grant(2)	Total 2015 Option Compensation (2)	Total 2015 Compensation (2)

Zeitoun	$600,000	$299,000(1)	$899,000(1)	$50,000		$50,000	$949,000(1)
Gleeson	$300,000	$37,500	$337,500	$37,500		$37,500	$375,000
Carney	$200,000	$37,500	$237,500	$37,500	$16,562 (3)	$54,062	$291,062

(1)

Only $200,000 of the cash bonus to Mr. Zeitoun has been paid to date. Zeitoun will have the right to cash payments of $99,000 only if after such payment, the balance that will be remaining in the Company’s bank account will be $1,500,000 or more without including the proceeds of the June, 2016 equity offering. It is assumed for purposes of this presentation that the $99,000 will be paid at some point.

(2)	Option values are based on Black Scholes value at the date of grant.
(3)	Option grant was not tied to any performance goals, past or future

For 2016, the Board cut the salaries from 2015 levels as follows: Mr. Zeitoun -- 42% reduction: (from $600,000 to $350,000) and Mr. Gleeson -- 16% reduction (from $300,000 to $250,000). Mr. Carney agreed to take options in lieu of 25% of his salary for one year ($50,000) beginning in August, 2016.

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Mr. Zeitoun’s 2016 compensation arrangement includes a revenue-based bonus of up to $150,000 (4% of revenues up to $4 million up to a $150,000 bonus) and it is expected that he will be paid that amount in full.

The Board also agreed to pay performance bonuses to the Named Executive Officers based on financial performance and personal goals. The financial performance bonus requires management to cause the Company to perform at a high level in comparison to prior years, the standard for payment of the bonus being sustainable cash flow breakeven after payment of the bonuses. The cash flow performance bonus is structured on an “all-or-nothing” basis.

If the Company were to reach cash flow breakeven, the entire bonuses (both for financial performance and for personal goals) would be payable in cash, but if cash flow goal is not met, any bonus for achievement of personal goals will be payable in options.

Mr. Zeitoun’s total maximum bonus for 2016 is $500,000. 80% of Zeitoun’s bonus is based on achievement of cash flow goals and 20% is based on achievement of personal goals.

The maximum total bonus for each of Messrs. Carney and Gleeson is $75,000, two-thirds of which is based on the cash flow goal and one-third is based on for personal goals.

Although significant progress has been made toward achieving cash flow breakeven, it is assumed as of the date of this proxy statement that the 2016 cash flow goal will not be satisfied. It is assumed that if any bonuses will be paid for personal goals, they will be paid in options. As of the date of this proxy statement, the Board believes that it is too early to make decisions about bonuses for the achievement of personal goals.

The following table sets forth projected 2016 compensation based on the assumptions that (i) the breakeven cash flow goal will not be met and (ii) in order to avoid a possible overstatement of the reduction in compensation from 2015 to 2016, it is assumed for purposes of this comparison that the 2016 personal goals will be achieved and the full personal goal bonuses will be paid in options.

	Projected 2016 Compensation Assuming 2016 cash flow goal is not met
	2016 salary	2016 cash bonus based on revenue (1)	Total 2016 cash compensation (2)(3)	Projected Reduction in cash compensation 2015 to 2016	2016 option grant in lieu of salary	Maximum possible bonus for personal goals; payable in options (5)	Maximum possible total 2016 compensation	Projected Reduction in total compensation 2015 to 2016

Zeitoun	$350,000	$150,000	$500,000	$399,000 or 44%		$100,000	$600,000	$349,000 or 36%
Gleeson	$250,000		$250,000	$87,500 or 26%		$25,000	$275,000	$100,000 or 26%
Carney	$181,250 (4)		$181,250(4)	$56,250 or 23%	$18,750 (4)	$25,000	$225,000	$66,062 or 22%

1.	Mr. Zeitoun’s revenue-related bonus is 4% of the first $4 million in revenues up to $150,000. As of the date of this proxy statement, it is assumed that the revenue goal will be fully achieved.
2.

Bonuses payable in cash, but if cash flow goal is not met, any bonus for achievement of personal goals will be payable in options. 80% of Zeitoun’s bonus is based on achievement of cash flow goal and 20% is based on achievement of personal goals. Others’ fractions are two-thirds for cash flow goal and one-third for personal goals.

3.	It is assumed that the cash flow goal will not be met and no cash bonus based on cash flow breakeven will be paid.
4.

Mr. Carney's salary was at the rate of $200,000 per year for first 7.5 months of 2016 and is at the rate of $150,000 for the final 4.5 months. Mr. Carney agreed to reduce his salary by $50,000 in the period from August 15, 2016 to August 1, 2017 in exchange for options that had a Black Scholes value of approximately $40,500. The options are three-year options, but in accordance with Mr. Carney’s offer to exchange cash for options, the number of options was based on $50,000 divided by the Black Scholes value of five-year options.

5.

Whether bonuses will actually be paid for achievement of personal goals and the amount of such bonuses has not yet been determined. In order to avoid a possible overstatement of the reduction in compensation from 2015 to 2016, it is assumed that the full bonuses for 2016 personal goals will be paid.

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Approval of the advisory vote on executive compensations requires a majority of votes cast.

We currently hold our Say-on-Pay vote every year. Stockholders will have an opportunity to cast an advisory vote on the frequency of Say-on-Pay votes at least every six years. The next advisory vote on the frequency of the Say-on-Pay vote will occur no later than 2018.

OUR BOARD UNANIMOUSLY RECOMMENDS VOTING

FOR THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

Proposal 3 Amendment to the Certificate of incorporation to Increase the Total Number of Authorized Shares from 210,000,000 to 260,000,000 and the Number of Authorized Shares of Common Stock from 200,000,000 to 250,000,000

The Proposal

Our Certificate of Incorporation currently authorizes 210,000,000 shares of stock, 200,000,000 of which are currently designated as Common Stock and 10,000,000 of which are currently undesignated as Preferred Stock (for which the Board of Directors has the authority to establish, in its discretion from time to time, the voting rights and other designations, preferences, rights, qualifications, limitations and restrictions).

The Board of Directors has unanimously approved the advisability of and adopted, subject to stockholder approval, an amendment to our Certificate of Incorporation, providing for an increase in the authorized number of shares from 210,000,000 to 260,000,000 and an increase in the number of authorized shares of Common Stock from 200,000,000 to 250,000,000 shares.

The following is the text of the proposed amendment to the paragraph A of Article FOURTH of the Certificate of Incorporation:

A. Authorized Shares and Classes of Stock.

The total number of shares and classes of stock that the Company shall have authority to issue is 260,000,000 million shares, which shall be divided into two classes, as follows:  10,000,000 shares of Preferred Stock, par value of $0.001 per share, and 250,000,000 shares of Common Stock, the par value of $0.001 per share.

The affirmative vote of a majority of all outstanding shares of Common Stock is required for approval of the proposed amendment to the Certificate of Incorporation.

If this Proposal is approved by our stockholders, the Amendment to our Certificate of Incorporation will become effective upon the filing of a Certificate of Amendment with the Delaware Secretary of State, which filing would be expected to take place as soon as practicable following the special meeting.

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Why Additional Shares Are Needed

As of the date of this proxy statement, all except 39,000 of the 200 million authorized shares of Common Stock have either been issued or reserved for issuance on the conversion of the convertible Series 2023 PIK Notes or the Series A PIK Notes and on the exercise of warrants or options. More particularly,

●	108,613,549 shares are issued and outstanding;
●	67,742,718 shares are reserved for issuance on the conversion of convertible PIK Notes issued in connection with August, 2013 and November, 2014 financings;
●	3,283,283 shares are reserved for issuance in connection the exercise of warrants issued in connection with the June, 2016 financing;
●	20,321,244 shares are reserved for issuance in connection with the exercise of warrants and options issued to officers, directors, employees, and consultants.

As a result, there are only 39,000 shares of Common Stock available for any purpose, whether for issuing shares to raise capital or reserving shares in connection with the issuance of options to officers, directors, employee or consultants.

In 2012, stockholders approved an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 120 million to 200 million. Since then the Company has had four rounds of financing. In those financings, 14,590,090 shares of Common Stock was sold and 71,026,001 shares were reserved for issuance in connection with the sale of, and payment of interest on, convertible PIK notes and on the exercise of warrants.

The Board believes that it is important that the Company have authorized shares available primarily for two purposes:

●	raising additional capital to fund operations, if necessary; and

●	to conserve cash, paying directors completely, at least until the Company's financial condition improves substantially, and officers partially in equity.

Additional shares may also be useful or necessary for other purposes.

The Board believes that authorizing 50 million additional shares of Common Stock should provide the Company with sufficient additional shares for reasonably foreseeable purposes for at least three years.

The Board has no commitments or specific plans to issue any of the additional shares of Common Stock proposed to be authorized or grant options or warrants to acquire any such shares at this time, except as follows. The Company has accrued $85,000 of quarterly compensation due to Directors as of September 30, 2016 that may be paid in Common Stock or options at some point in the future when the Board decides to authorize issuance of shares or options. The number of shares or the terms of the options (i.e. number of options, exercise price, and other features) will be decided at the time of such authorization. (b) 350,000 of the newly authorized shares will be reserved for the issuance of shares upon the exercise of options granted in August, 2016 to Messrs. Concha (70,000), Betz (60,000), Levy (70,000), Taft (50,000), Tirpak (50,000), and Zamani (50,000) for board fees for the three months ended September 30, 2016. (c) 750,000 of the newly authorized shares will be reserved for the issuance of shares upon the exercise of options granted in August, 2016 to Messrs. Concha (600,000) and Betz (150,000) for work as members of the Company’s Operations Committee. (d) 500,000 of the newly authorized shares will be reserved for the issuance of shares upon the exercise of options granted in August, 2016 to Mr. Carney in lieu of $50,000 in cash salary. and (e) 118,056 of the newly authorized shares will be reserved for the issuance of shares upon the exercise of options previously granted to Eric Basroon, VP of Business Development. The exercise of such options is conditioned on the authorization of additional shares and shares are not now currently reserved for the issuance of shares on the exercise of such options.

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Additional Factors to be Considered

The additional shares of Common Stock authorized by the proposed amendment can be issued upon approval by the Board of Directors without further vote of our stockholders except as may be required in particular cases by applicable law, regulatory agencies or, if the shares of Common Stock become listed, the rules of a stock exchange

Under Delaware law, stockholders are not entitled to appraisal rights with respect to their shares of Common Stock in the event that the Certificate of Incorporation is amended to authorize additional shares.

The issuance of additional equity securities or securities convertible into equity securities would result in dilution of existing stockholders’ equity interest. The issuance of additional equity securities or securities convertible into equity securities in connection with financings could also trigger an anti-dilution adjustment pursuant to outstanding Series 2023 PIK Notes and/or Series A PIK Notes, reducing the conversion price of the PIK Notes, thereby increasing the number of shares of Common Stock issuable on conversion of such notes.

The Company has no current intention of using additional shares of Common Stock as an anti-takeover defense, such an issuance being used to create impediments to or otherwise discourage persons attempting to gain control of the Company (through dilutive offerings or otherwise).

Information about the Common Stock

Dividend Rights

The Delaware General Corporation Law (“DGCL”) provides that dividends may be paid out of a company’s surplus, or in the case there is no surplus, out of the company’s net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.

The statute defines the term “surplus” in relation to the corporation’s “capital.”  The capital of a corporation in respect of shares having par value is an amount equal to the aggregate par value of the outstanding shares having par value (the Common Stock has a par value of $.001 per share) , plus such portion of the net assets of the corporation as the board of directors by resolution has directed to be contributed to the capital in respect of such shares, minus such amounts by which the board of directors by resolution has caused the capital in respect of such shares to be reduced in accordance with DGCL, but in no event may the capital in respect of shares of stock having par value be less than the aggregate par value of the outstanding shares having par value. In turn, the excess, if any, at any given time, of the net assets of the corporation over the amount so determined to be capital is surplus. Net assets means the amount by which total assets exceed total liabilities. Capital and surplus are not liabilities for this purpose. As so determined, the surplus of a corporation is consequently an amount equal to the present fair value of the total assets of the corporation, minus the present fair value of the total liabilities of the corporation, minus the capital of the corporation.

Voting issues
Voting generally	Each share of Common Stock is entitled to one vote on all matters submitted to the holders of Common Stock

Stockholder vote required to amend certificate of incorporation	A majority of the outstanding stock entitled to vote.

Stockholder vote required to amend bylaws	Affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter.

An asset sale that requires stockholder approval	The sale of all or substantially all of the assets.

Stockholder vote required to approve merger, share exchange, or asset sale that requires stockholder approval	A majority of the outstanding stock entitled to vote

Exceptions to the requirement for stockholder approval of mergers

1.  Short-form mergers (where parent owns 90% or more of the voting securities)

2.  No vote required by stockholders in a merger if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the stock of outstanding immediately before the effective date of the merger is an identical outstanding or treasury share after the merger, and (c) either no shares of Common Stock and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized and unissued shares or the treasury shares of Common Stock to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of Common Stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Whether action of stockholders by written consent is permitted	Permitted by Article Sixth of the Certificate of Incorporation

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Miscellaneous

The Common Stock is not convertible.

The Common Stock has no sinking fund provisions, is not subject to redemption, and is not liable to further calls or to assessment by the Company for liabilities of the Company imposed on its stockholders.

The Board of Directors is not classified.

There is no preferred stock outstanding and hence the Common Stock is not subject to any preferred stock. If preferred stock is issued, it could have liquidation preferences over Common Stock.

Upon liquidation, the Common Stock is entitled to receive distributions on a pro rata basis.

The Common Stock has no preemptive rights, except as set forth below.  Until such time as Samlyn Onshore Fund, LP, a Delaware limited partnership (“Samlyn Onshore”), and Samlyn Offshore Master Fund, Ltd., a Cayman Islands exempted company (“Samlyn Offshore,” and together with Samlyn Onshore, the “Investors” together with any of their Affiliates, beneficially own less than 9,700,000 shares of Common Stock in the aggregate: (a) If the Company proposes to issue any (i) equity securities or (ii) securities convertible into or exercisable or exchangeable for equity securities, other than any Excluded Securities (as defined) (the “Dilutive Securities”), the Company shall deliver to each Investor a written notice prior to the date of the proposed issuance; (b) Each Investor shall have the option, to subscribe for up to a number of such Dilutive Securities, equal to the number of such Dilutive Securities proposed to be offered multiplied by a fraction, the numerator of which is the total number of shares of Common Stock beneficially owned by such Investor and any of its Affiliates at the time the Company proposes to issue any Offer Securities and the denominator of which is the total number of shares of Common Stock issued and outstanding at such time (“Pro Rata Portion”); (c) If  any Investor does subscribe or subscribes for a number of Securities less than its Pro Rata Portion, the Company may within 90 days issue the part of such Dilutive Securities as to which such Investor has elected not to subscribe (the “Refused Securities”) to any other Person (a “New Investor”) in accordance with the terms and conditions set forth in the notice.

 There are no restrictions on alienability of the Common Stock, and no discrimination against any existing or prospective holder of Common Stock as a result of such holder owning a substantial amount of securities, imposed by the DGCL or the Company’s certificate of incorporation or bylaws.

The amendment to our Certificate of Incorporations under this Item 3 requires the affirmative vote of a majority of our outstanding shares of common stock. If the amendment to the Charter is approved, then it will become effective upon filing with the Delaware Department of State, which filing would be made promptly after the annual meeting.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION

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Proposal 4 Approval of the Applied Minerals, Inc. 2016 Incentive Plan

Stockholders are being asked to approve of the Applied Minerals, Inc. 2016 Incentive Plan) (the “2016 Incentive Plan”). Our Board approved the 2016 Incentive Plan on October 7, 2016, subject to, and to be effective upon, the approval of the 2016 Incentive Plan by our stockholders at the Annual Meeting.

Approval of the 2016 Incentive Plan requires the affirmative vote of a majority of the votes cast.

Implementation Conditional

The implementation of the 2016 Incentive Plan is conditioned upon the adoption of the amendment of the Certificate of Incorporation to increase the number of authorized shares of Common Stock. If the 2016 Incentive Plan is approved but the amendment to the Certificate of Incorporation is not approved, the Board will terminate the 2016 Incentive Plan.

Why the Board Seeks Stockholder Approval of a New Equity Compensation Program

We are asking our stockholders to approve the 2016 Incentive Plan in order to satisfy the stockholder approval requirement under Section 162(m) of the Internal Revenue Code of 1986, as amended and the rules and regulations thereunder (collectively, Section 162(m)) so that we may grant awards under the plan that meet the requirements of “qualified performance-based compensation” under Section 162(m). Compensation paid by a publicly traded company to its chief executive officer and its four other most highly compensated officers is generally not deductible by the company to the extent it exceeds $1 million per person per year under limits prescribed by Internal Revenue Code Section 162(m). There is an exception, however, for qualified “performance-based compensation,” which does not count against the $1 million limit if applicable requirements under Section 162(m) are met. One of the requirements is that the compensation be based on performance goals that are approved by stockholders. Performance goals are included in the proposed 2016 Incentive Plan. The Board has no plans to pay an officer more than $1 million a year and in particular no plans to pay more than $1 million in cash, stock, or options (the value of such options being measured in terms of Black Scholes value) and in particular where the amount over $1 million is not performance-based.

Share Capacity of Equity Compensation Plans has been Exhausted

All of 8.9 million shares subject to the 2012 Long Term Incentive Plan ("2012 LTIP") except 17,286 shares and all 2 million shares subject to the 2016 Long Term Incentive Plan ("2016 LTIP") except 6,345 shares have been issued or reserved for issuance. The 2016 LTIP was adopted by the Board of Directors in May, 2016 without stockholder approval as a stopgap measure until a new equity compensation plan could be presented to stockholders for approval at the 2016 Annual Meeting. If the 2016 Incentive Plan is implemented, no further awards will be made under the 2012 LTIP or the 2016 LTIP.

Granting History

The following sets forth the grants of stock and options under the 2012 LTIP and the 2016 LTIP in 2013, 2014, 2015 and the first two quarters of 2016.

	2013	2014	2015	2016 through June 30
Share Grants
Consultants	237,396	312,522	165,350	62,407
Directors	29,234	79,199	831,750	91,573
Employees	0	20,000	0	118,994

Options	2013	2014	2015	2016
Consultants	50,000	0	200,000	0
Directors	0	200,000	238,356	1,984,333
Employees	710,867	975,000	550,000	1,066,155

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Recent Changes in Granting Practices

The Board believes that in evaluating the grants of shares and options in the table above, stockholders should focus on three significant changes in granting activity in 2015 and 2016 set forth below.

●	The increase in 2015 in grants of shares to directors;
●	The increase in 2016 in grants of options to directors;
●	The increase in 2016 of grants of options to employees.

Those changes are important because:

●	The changes accelerated the pace of grants under the LTIPs, causing the share capacity of those plans to be depleted more quickly than anticipated.
●

The changes were designed to conserve cash and to lessen the need for outside capital to fund operations, which the Board believed, and believes, would be far more dilutive than using equity to compensate directors and officers.

●	With respect to officer compensation, the changes were designed to implement a compensation philosophy of making bonus compensation more performance-based.

Grants to Directors of Equity in Lieu of Cash Fees

Certain of the fees to directors have been historically been payable in cash, stock, or options. The directors receive $50,000 per year for service on the Board and $10,000 for being Chair of the Board or Chair of a Committee (other than the Operations Committee). In 2016, the Operations Committee was established and in 2016, the fees are $100,000 for the Chair and $25,000 for the non-employee member.

In order to conserve cash, the Board has taken the following actions:

●

In June 2015, the Board determined that beginning with the third quarter of 2015, every director would be required to take at least 50% of the fees in stock or options. The increase in share grants to directors in 2015 is primarily attributable to this decision

●	In 2016, the Board decided that directors had to take all such fees in stock or options. The increase in option grants is attributable to this decision.

The cash savings to the Company in 2016 as a result of Directors taking equity instead of cash was will be $303,750 in 2016.

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The Board has Dramatically Cut its own Compensation

The actions by the Board with respect to its own compensation involved more than simply exchanging cash for equity. In order to reduce the dilution for stockholders caused by issuing options, the directors dramatically cut the number of options they receive in lieu of cash. In the past, when options were granted to directors to meet an obligation denominated in dollars, the Company granted options using the Black Scholes value. If a person was owed $12,500 in options, the Company, consistent with its practices in other contexts, would ordinarily calculate the number of options by dividing $12,500 by the Black Scholes value. In 2016, the directors, however, decided to use, on an ongoing basis, the higher of $.25 or the Black Scholes value to calculate the number of options.

The effect of the change significantly reduced the number of options received by the Directors. The cash fee for serving on the Board is $12,500 per quarter. The Black Scholes value as of the date of grant of options in payment of the $12,500 fee for the third quarter was $.11. If the Black Scholes value had been used for the third quarter grants, each director would have received 113,636 options. Instead, as a result using $.25 to calculate the number of options, each director received only 50,000 options,” 55 percent less than if the Black Scholes value were used.

Moreover, the directors decided that the exercise price of the options would be the higher of $.25 or the market price as of the date of grant. At the time when the third quarter fees were awarded, the market price of the Common Stock was $.18, so that the exercise price of the options granted ($.25) was priced at a 38% premium to market on the date of grant.

Grants to Employees

The increase in the number of options granted to employees in 2016 is the result of payment of a significant part of 2015 bonuses in options instead of cash. When bonus arrangements for 2015 performance for the officers were put in place in early 2015, they were payable in part in options. In 2016, in order to conserve cash, the Board decided to pay Messrs. Carney and Gleeson a greater percentage of the bonuses in options. The combination of these actions explains the increase from 550,000 options in 2015 to 1,066,155 in 2016. A total of $125,000 of bonuses paid to Named Executive Officers in 2016 for 2015 performance was paid in options.

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Equity-Based Compensation Expense

In 2014 and 2015, the Company dramatically reduced its equity-based compensation expense. The expense increased in 2016 for the reasons explained above. Set forth below are the Company's equity-based compensation expenses for the periods indicated

2013	2014	2015	2016 through 6/30
$4,707,381	$865,381	$397,417	$485,968

Future Plan Awards

The benefits or amounts that will be received or allocated to officers, directors, and employees under the 2016 Incentive Plan are not now determinable. Set forth below are the amounts that would have been received if the 2016 Incentive Plan were in place in 2015 and grants were made under the 2016 Incentive Plan instead of under the 2012 Long-Term Incentive Plan.

	2016 INCENTIVE PLAN BENEFITS (if grants were made in 2015)
Name and Position	Dollar Value ($)	Number of units

Andre Zeitoun	$50,000	321,123 (1)_
Christopher Carney	$54,062	298,344(1)_
William Gleeson	$37,500	248,344(1)_
Executive Group	$141,562	817,811(1)_
Non-Executive Director Group	$313,758	957,121(2)
Non-Executive Officer Employee Group	$411,094	827,654(3)

(1)	options only
(2)	238,256 options and 718,865 shares
(3)	798,344 options and 29,310 shares

Because future awards under the 2016 Incentive Plan will be granted in the discretion of the Committee, the type, number, recipients, and other terms of such awards cannot be determined at this time. The Board's current policy is to take all of its fees in equity. Fees denominated in dollars and payable in equity will aggregate $572,000 per year in 2017. The number of options for such fees are calculated on the basis of the higher of $.25 per option or the Black Scholes value. The exercise price is the higher of $.25 or market price on the date of grant. Directors will also receive 50,000 shares of restricted stock in 2017, but the value of those shares is not currently known. To the extent that the Board continues such policy, an amount (now indeterminate) of additional authorized shares will be issued or reserved for issuance under the 2016 Incentive Plan. Bonuses for management for 2016 performance provide for the issuance of up to $175,000 of options if all personal goals are achieved. Whether such personal goals will be achieved cannot be determined at this point. If it is assumed that the personal goals are achieved, the number of options to be awarded cannot be determined at this time. To the extent that such options are awarded, they will be issued under the 2016 Incentive Plan

Information regarding our recent practices with respect to long-term incentive awards and stock-based compensation is presented in “Information Concerning Executive Officers, Executive Compensation, Related Party Transactions,” including the “Summary Compensation” table and these related tables: “Grants of Plan-Based Awards,” “Outstanding Equity Awards at Fiscal Year End,” “Options Exercised and Stock Vested,” and in “Compensation of Directors” and elsewhere in this Proxy Statement, and in our financial statements for the fiscal year ended December 31, 2015, in the Annual Report on Form 10-K that accompanies this Proxy Statement.

Summary of the 2016 Incentive Plan

The following description of the 2016 Incentive Plan is a summary, taking into account the recent amendments, and is qualified in its entirety by reference to the 2016 Incentive Plan, a copy of which is attached as Appendix A.

Purpose

The purpose of the 2016 Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer eligible employees, consultants, and non-employee directors incentive awards in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders.

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Administration

The 2016 Incentive Plan is administered by a committee (the “Committee”), which

(a) with respect to the application of this Plan to Eligible Employees and Consultants, a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom is intended to be (i) to the extent required by Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, a “nonemployee director” as defined in Rule 16b-3; (ii)  to the extent required by Section 162(m) of the Code, an “outside director” as defined under Section 162(m) of the Code; (iii) an “independent director” as defined under NASDAQ Listing Rule 5605(a)(2) or, if applicable or selected by the Board to determine independence, another stock exchange rule; and (iv) as may be applicable, “independent” as provided pursuant to rules promulgated by the Securities and Exchange Commission under The Dodd-Frank Wall Street Reform and Consumer Protection Act; and

(b) with respect to the application of this Plan to Non-Employee Directors, the Board.

Currently, the Compensation Committee of the Board, which meets these requirements in (a) above, serves as the Committee under the 2016 Incentive Plan with regard to employees and consultants. Our Board serves as the Committee with respect to the application of the 2016 Incentive Plan to non-employee directors.

The Committee has full authority to administer and interpret the 2016 Incentive Plan, to grant awards under the 2016 Incentive Plan, to determine the persons to whom awards will be granted, to determine the types of awards to be granted, to determine the terms and conditions of each award, to determine the number of shares of Common Stock to be covered by each award and to make all other determinations in connection with the 2016 Incentive Plan and the awards thereunder as the Committee, in its sole discretion, deems necessary or desirable. The Committee has substantial discretion in administering the Plan.  Some of the areas in which the Committee has discretion follow.  It is unnecessary for purposes of deductibility under Section 162(m) to make the grant or vesting of stock options and stock appreciation rights dependent on the achievement of pre-established performance goals and under the 2016 Incentive Plan. The Committee has the discretion as to whether the grant or vesting any options and stock appreciation rights granted will be conditioned under the achievement of pre-established performance goals.  In addition, the deductibility under Section 162(m) of Excess Amounts pursuant realized as a result of other types of awards requires that the awards must be conditioned under the achievement of pre-established performance goals.  The Committee has the power and discretion to grant such awards that are not be conditioned under the achievement of pre-established performance goals.  Further, the Committee has the right to waive at the time of grant or thereafter minimum vesting periods.

The terms and conditions of individual awards are set forth in written agreements that are consistent with the terms of the 2016 Incentive Plan.

No awards may be granted under the 2016 Incentive Plan after September 7, 2026. Awards granted prior to such date, however, may extend beyond such date and the provisions of the 2016 Incentive Plan will continue to apply thereto.

No award (other than a stock option and stock appreciation right) that is intended to be “performance-based” under Section 162(m) of the Code will be granted on or after the first meeting of the Company’s stockholders that occurs in the fifth year following the year stockholders approve the 2016 Incentive Plan unless the performance goals described below are re-approved (or other designated performance goals are approved) by the stockholders.

Available Shares

The aggregate number of shares of Common Stock that may be issued or used for reference purposes under the 2016 Incentive Plan or with respect to which awards may be granted may not exceed 15,000,000 shares, which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company. In general, if awards under the 2016 Incentive Plan are cancelled for any reason, or expire or terminate unexercised, the shares covered by such awards will again be available for the grant of awards under the 2016 Incentive Plan. The number of shares of Common Stock available for awards under the 2016 Incentive Plan will be reduced by the total number of awards exercised (“exercised” includes the shares of Common Stock underlying such awards that are not actually issued as the result of net settlement or pay any exercise price or tax withholding obligation with respect to any award). In addition, the Company may not use the cash proceeds it receives from the exercise of stock options to repurchase shares of Common Stock on the open market for reuse under the 2016 Incentive Plan. In determining the number of shares that may be issued or used for reference purposes, awards that may be settled solely in cash will not be deemed to use any shares of Common Stock that may be issued or used for reference purposes under the 2016 Incentive Plan.

The maximum number of shares of Common Stock issuable or referenced with respect to the each of the following awards during any fiscal year to any eligible employee or consultant is 1,000,000 shares per type of award: any award of (i) Stock Options, or (ii) Stock Appreciation Rights, (iii) shares of Restricted Stock or Other Stock-Based Awards, including Restricted Stock and Other Stock-Based Awards for which the grant of such Award or the lapse of the relevant Restriction Period or payment (with respect to dividend equivalents rights) is subject to the attainment of performance, or (iv) Performance Shares. The maximum value at grant of performance units that may be granted under the 2016 Incentive Plan during any fiscal year will be $1,000,000.

The individual maximum share limitations, the aggregate number of shares of Common Stock available for the grant of awards and the exercise price of an award in accordance with the 2016 Incentive Plan may be adjusted by the Committee to reflect any change in our capital structure or business by reason of certain corporate transactions or events in accordance with the terms of the 2016 Incentive Plan.

Eligibility and Types of Awards

All of our employees, consultants and non-employee directors are eligible to be granted nonqualified stock options, stock appreciation rights, restricted stock, performance shares, performance units and other stock-based awards. In addition, our employees and employees of our affiliates that qualify as subsidiaries or parent corporations (as defined under Section 424 of the Code) are eligible to be granted incentive stock options under the 2016 Incentive Plan. All such grantees in the preceding two sentences are referred to as “Participants.” Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, with respect to any award of restricted stock, performance shares, performance units, or other stock-based award which by its terms does not require the recipient of the Award to pay a per share exercise price or purchase price equal to the fair market value of the underlying Common Stock at the grant date, including restricted stock units (collectively, “Full-Value Awards”), (i) the restriction period with respect to any such award of restricted stock, (ii) the performance period with respect to any such award of performance shares, (iii) the performance cycle with respect to any such award of performance units and (iv) the vesting period with respect to any such other stock-based award that is payable in shares of Common Stock granted on or after such date shall be no less than one year. Notwithstanding the foregoing, for purposes of the definition of Full Value Awards, dividend equivalent rights are not deemed Full-Value Awards.

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In addition, unless otherwise determined by the Committee at grant, with respect to any Appreciation Award the vesting schedule shall be no less than one year.

Any dividends or dividend equivalents paid on “full-value awards” will be subject to the same vesting requirements as the underlying award.  Dividend equivalent rights may be granted as stand-alone rights.

Stock Appreciation Rights

The Committee may grant stock appreciation rights (“SARs”) either with a stock option that may be exercised only at such times and to the extent the related option is exercisable (“Tandem SAR”) or independent of a stock option (“Non-Tandem SAR”). A SAR is a right to receive a payment in Common Stock or cash (as determined by the Committee) equal in value to the excess of the fair market value of one share of Common Stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The exercise price per share of Common Stock subject to a SAR may not be less than fair market value at the time of grant. The Committee may also grant “limited SARs,” either as Tandem SARs or Non-Tandem SARs, which may become exercisable only upon the occurrence of a change in control (as defined in Stock subject to each option, the term of each option (which may not exceed ten years (or five years in the case of an incentive stock option granted to a 10% stockholder)), the exercise price, the vesting schedule (if any) and the other material terms of each option. No stock option may have an exercise price less than the fair market value of the 2016 Incentive Plan) or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter.

Restricted Stock

The Committee may award shares of restricted stock. Except as otherwise provided by the Committee upon the award of restricted stock, the recipient generally has the rights of a stockholder with respect to the shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient’s restricted stock agreement.

Recipients of restricted stock are required to enter into a restricted stock agreement with the Company that states the restrictions to which the shares are subject, which may include satisfaction of pre-established performance goals, and the criteria or date or dates on which such restrictions will lapse.

If the grant of restricted stock or the lapse of the relevant restrictions is based on the attainment of performance goals, the Committee will establish for each recipient the applicable performance goals, formulae or standards and the applicable vesting percentages with reference to the attainment of such goals or satisfaction of such formulas or standards while the outcome of the performance goals is substantially uncertain.

Performance Shares

The Committee may award performance shares. A performance share is the equivalent of one share of Common Stock. The grant of performance shares will specify one or more performance criteria to meet within a specified period determined by the Committee at the time of grant. A minimum level of acceptable achievement will also be established by the Committee. If, by the end of the performance period, the recipient has achieved the specified performance goals, he or she will be deemed to have fully earned the performance shares. To the extent earned, the performance shares will be paid to the recipient at the time and in the manner determined by the Committee in cash, shares of Common Stock or any combination thereof.

Performance Units

The Committee may award performance units. Performance units will have a fixed dollar value. A performance unit is the right to receive Common Stock or cash of equivalent value. The grant of performance units will specify one or more performance criteria to meet within a specified performance cycle determined by the Committee at the time of grant. A minimum level of acceptable achievement will also be established by the Committee. If, by the end of the performance cycle, the recipient has achieved the specified performance goals, he or she will be deemed to have fully earned the performance units. To the extent earned, the performance units will be paid to the recipient at the time and in the manner determined by the Committee in cash, shares of Common Stock or any combination thereof.

Other Stock-Based Awards

The Committee may, subject to limitations under applicable law, make a grant of such other stock-based awards (including, without limitation, stock equivalent units, restricted stock units,  awards valued by reference to book value of shares of Common Stock, and dividend equivalent rights) under the 2016 Incentive Plan that are payable in cash or denominated or payable in or valued by shares of Common Stock or factors that influence the value of such shares, including dividends. The Committee will determine the terms and conditions of any such other awards, which may include the achievement of certain minimum performance goals for purposes of compliance with Section 162(m) of the Code and/or a minimum vesting period.

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Performance Criteria

Performance goals established for purposes of the grant and/or vesting of performance-based Awards of Restricted Stock, Other Stock-Based Awards, Performance Units and/or Performance Shares intended to be “performance-based” under Section 162(m) of the Code shall be based on one or more of the following performance goals (“Performance Criteria”): enterprise value of the Company; income or net income; operating income; net operating income or net operating income after tax; operating profit or net operating profit; cash flow including, but not limited to, from operations or free cash flow; bank debt or other or short-term public or private debt or other similar financial obligations (which may be calculated net of cash balances and/or other offsets and adjustments); operating margin; return on operating revenue or return on operating profit; sales (net or otherwise), revenues, income (net or otherwise) or earnings before income tax or other exclusions of the Company; return measures (after tax or pre-tax), including return on capital employed, return on invested capital; earnings before income and taxes; earnings before income and taxes, depreciation and amortization; return on equity, return on assets, return on net assets; total stockholder return or growth in total stockholder return (with or without dividend reinvestment); estimated market share; expense management/control or reduction (including without limitation, compensation and benefits expense); customer satisfaction; technological improvements/implementation, new product innovation; property/asset purchases or sales; litigation and regulatory resolution/implementation goals; leases, contracts or financings (including renewals, overhead, savings, G&A and other expense control goals); risk management/implementation; development and implementation of strategic plans and/or organizational restructuring goals; formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Corporation’s revenue or profitability or to enhance its customer base; or completion of a merger, acquisition or any transaction that results in the sale of all or substantially all of the stock or assets of the Company; sales to individual or related customers; sales to new customers; contacts with potential customers; evaluations of the company’s products by potential customers; and identification of and/or exploitation of new markets.

All Performance Criteria may be based upon the attainment of specified levels of the Company (or its subsidiary, division or other operational unit) performance. Any goal may be expressed as a dollar figure, on a percentage basis (if applicable) or on a per share basis, and goals may be either absolute, relative to a selected peer group or index, or a combination of both. To the extent permitted under Section 162(m) of the Code, (including, without limitation, compliance with any requirements for shareholder approval), the Committee may: (i) designate additional business criteria on which the Performance Criteria may be based or (ii) adjust, modify or amend the aforementioned business criteria.

Except as otherwise determined by the Committee at grant, the measures used in Performance Criteria (except specifically non-GAAP measures) set under the Plan shall be determined in accordance with generally accepted accounting principles (“GAAP”) and in a manner consistent with the methods used in the Company’s regular reports on Forms 10-K and 10-Q, without regard to any of the following unless otherwise determined by the Committee consistent with the requirements of Code Section 162(m)(4)(C) and the regulations thereunder:

(a)   all items of gain, loss or expense for the fiscal year or other applicable performance period that are related to special, unusual or non-recurring items, events or circumstances affecting the Company (or a Subsidiary, division, other operational unit or administrative department of the Company) or the financial statements of the Company (or a Subsidiary, division, other operational unit or administrative department of the Company);

(b)   all items of gain, loss or expense for the fiscal year or other applicable performance period that are related to (i) the disposal of a business or discontinued operations or (ii) the operations of any business acquired by the Company (or a Subsidiary, division, other operational unit or administrative department of the Company) during the fiscal year or other applicable performance period; and

(c) all items of gain, loss or expense for the fiscal year or other applicable performance period that are related to changes in accounting principles or to changes in applicable law or regulations.

To the extent any objective Performance Criteria are expressed using any measures that require deviations from GAAP, such deviations shall be at the discretion of the Committee as exercised at the time the Performance Criteria are set.

In addition, performance goals may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations.

To the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may: (i) designate additional business criteria on which the performance goals may be based; or (ii) adjust, modify or amend the aforementioned business criteria.

Change of Control

Unless otherwise determined by the Committee at the time of grant, awards subject to vesting and/or restrictions will not accelerate and vest or cause the lapse of restrictions upon a change in control (as defined in the 2016 Incentive Plan) of the Company. Instead, such awards will be, in the discretion of the Committee acting in the best interests of the Participant holder of the award, (i) assumed and continued or substituted in accordance with applicable law; (ii) purchased by the Company for an amount equal to the excess of the price of the Company’s Common Stock paid in a change in control over the exercise price of the award(s) (such purchase price not to exceed the fair market value of the Common Stock at the time of purchase), (iii) terminate all outstanding exercisable awards granted under the 2016 Incentive Plan, provided that during the period from notification of such termination to the date of consummation of the relevant transaction (which must be at least 20 days) each Participant shall have the right to exercise all of his or her exercisable awards in full (without regard to any restrictions or vesting requirements), or (iv) cancel outstanding exercisable Awards if the price of the Common Stock paid in a change in control is less than the exercise price of the award. The Committee may also, in its sole discretion, provide for accelerated vesting or lapse of restrictions of an award at any time.

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In the event of a merger or consolidation by one or a group of persons in which the Company is not the surviving corporation or in the event of a transaction that results in the acquisition of all or substantially all of the Company’s Common Stock or assets, the Committee, acting in the best interests of the holder of the award, may elect to terminate all outstanding exercisable awards granted under the 2016 Incentive Plan, provided that during the period from notification of such termination to the date of consummation of the relevant transaction (which must be at least 20 days) each participant shall have the right to exercise all of his or her exercisable awards in full (without regard to any restrictions on exercisability), contingent on the consummation of such transaction. Without the approval of the holders of the Company’s Common Stock, no amendment may be made which would increase the aggregate number of shares of Common Stock that may be issued or increase the aggregate number of shares of Common Stock that may be issued or increase the aggregate number of shares of Common Stock that may be issued or increase the maximum individual Participant limitations for a fiscal year (except pursuant to antidilution provisions), decrease the minimum exercise price of any Stock Option or Stock Appreciation Right, extend the maximum option period, or alter the Performance Goals.

Amendment and Termination

Notwithstanding any other provision of the 2016 Incentive Plan, the Board may at any time amend any or all of the provisions of the 2016 Incentive Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided in the 2016 Incentive Plan, the rights of a Participant with respect to awards granted prior to such amendment, suspension or termination may not be adversely affected without the consent of such Participant, and provided further that the approval of our stockholders will be obtained to the extent required by applicable law.

Miscellaneous

Generally, awards granted under the 2016 Incentive Plan are nontransferable (other than by will or the laws of descent and distribution), except that the Committee may provide for the transferability of nonqualified stock options at the time of grant or thereafter to certain family members.

Certain U.S. Federal Income Tax Consequences

The rules concerning the federal income tax consequences with respect to options granted and to be granted pursuant to the 2016 Incentive Plan are quite technical. Moreover, the applicable statutory provisions are subject to change (possibly with retroactive effect), as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the U.S. federal income tax consequences. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences (state, local and other tax consequences are not addressed below) to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

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The U.S. federal income tax law is technical and complex and the discussion below represents only a general summary. The following summary is included for general information only and does not purport to address all the tax considerations that may be relevant. Each recipient of a grant is urged to consult his or her own tax advisor as to the specific tax consequences to such grantee and the disposition of Common Stock.

Incentive Stock Options

In general, an employee will not realize taxable income upon either the grant or the exercise of an incentive stock option and the Company will not realize an income tax deduction at either such time. In general, however, for purposes of the alternative minimum tax, the excess of the fair market value of the shares of Common Stock acquired upon exercise of an incentive stock option (determined at the time of exercise) over the exercise price of the incentive stock option will be considered income. If the recipient was continuously employed on the date of grant until the date three months prior to the date of exercise and such recipient does not sell the Common Stock received pursuant to the exercise of the incentive stock option within either (i) two years after the date of the grant of the incentive stock option or (ii) one year after the date of exercise, a subsequent sale of the Common Stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to the Company.

To the extent that the aggregate fair market value (determined as of the time of grant) of the Common Stock with respect to which incentive stock options are exercisable for the first time by an eligible employee during any calendar year under the 2016 Incentive Plan and/or any other stock option under the 2016 Incentive Plan of the Company, any subsidiary or any parent exceeds $100,000, such options will be treated as nonqualified stock options. In addition, if the recipient is not continuously employed on the date of grant until the date three months prior to the date of exercise or a recipient disposes of the Common Stock acquired upon exercise of the incentive stock option within either of the above-mentioned time periods, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of the Common Stock on the date of exercise over the exercise price, or (ii) the amount realized upon disposition over the exercise price. In such event, subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).

Nonqualified Stock Options not deemed to be deferral arrangements under Code Section 409A

A recipient will not realize any taxable income upon the grant of a nonqualified stock option and the Company will not receive a deduction at the time of such grant unless such option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. Upon a subsequent sale of the Common Stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period for the Common Stock. Subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income. Generally, a non-qualified stock option granted with an exercise price that is not less than fair market value of the stock subject to the non-qualified option will not be deemed to be deferred compensation under Section 409A of the Code.

All Options

With regard to both incentive stock options and nonqualified stock options, the following also apply: (i) any of our officers and directors subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, may be subject to special tax rules regarding the income tax consequences concerning their stock options; (ii) any entitlement to a tax deduction on the part of the Company is subject to the applicable tax rules (including, without limitation, Section 162(m) of the Code regarding the $1,000,000 limitation on deductible compensation); and (iii) in the event that the payment, exercisability or vesting of any award is accelerated because of a change in ownership (as defined in Code Section 280G(b)(2)), and such payment of an award, either alone or together with any other payments made to certain participants, constitutes a parachute payment under Code Section 280G, then subject to certain exceptions, a portion of such payment would be nondeductible to the Company and the participant would be subject to a 20% excise tax on such portion of the payment.

In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person to its “covered employees” (generally, its chief executive officer and three other executive officers (other than its chief financial officer) whose compensation is disclosed in its proxy statement, subject to certain exceptions. Compensation paid under certain qualified performance-based compensation arrangements, which (among other things) provide for compensation based on pre-established objective performance goals established by a compensation committee that is comprised solely of two or more “outside directors,” is not considered in determining whether a “covered employee’s” compensation exceeds $l,000,000. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any recipient during a specified period of time and the plan under which the options are granted is approved by stockholders and is administered by a committee comprised of outside directors. Subject to stockholder approval of the Section 162(m) performance goals under the 2016 Incentive Plan, it is intended that certain awards under the 2016 Incentive Plan will satisfy these requirements so that the income recognized in connection with awards will not be included in a “covered employee’s” compensation for the purpose of determining whether such individual’s compensation exceeds $1,000,000.

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Code Section 409A

Code Section 409A provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a participant’s gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the participant’s underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax. While most awards under the 2016 Incentive Plan are anticipated to be exempt from the requirements of Code Section 409A, awards that are not exempt are intended to comply with Code Section 409A.

The 2016 Incentive Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The 2016 Incentive Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE 2016 INCENTIVE PLAN

_______________

Proposal 5: Ratification of Independent Auditor

The Audit Committee has selected EisnerAmper LLP as the Company’s independent auditor for fiscal year 2016, and the Board asks stockholders to ratify that selection. EisnerAmper LLP has provided competent and timely service in the past and at a reasonable price and the Compensation Committee and the Board believes that it is in the best interests of the Company to retain EisnerAmper LLC for the fiscal year 2016.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR RATIFICATION OF THE INDEPENDENT AUDITOR.

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APPLIED MINERALS INC.

2016 INCENTIVE PLAN

ARTICLE I

PURPOSE

The purpose of this Applied Minerals, Inc. 2016 Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors incentive awards in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. The Plan, as set forth herein, is effective as of the Effective Date (as defined in Article XVI).

ARTICLE II

DEFINITIONS

For purposes of this Plan, the following terms shall have the following meanings:

2.1 “Acquisition Event” has the meaning set forth in Section 12.1.

2.2 “Affiliate” means each of the following:

(a)	any Subsidiary;
(b)	any Parent;
(c)

any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates;

(d)

any corporation, trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and

(e)	any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee.

2.3 “Appreciation Award” means any Award under this Plan of any Stock Option, Stock Appreciation Right, or Other Stock-Based Award, provided that such Other Stock-Based Award is based on the appreciation in value of a share of Common Stock in excess of an amount equal to at least the Fair Market Value of the Common Stock on the date such Other Stock-Based Award is granted.?

2.4 “Award” means any award under this Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Performance Shares, Performance Units or Other Stock-Based Award. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Cause” means with respect to a Participant’s Termination of Employment or Termination of Consultancy, the following:

(a)   in the case where there is no employment agreement, consulting agreement, management agreement, Change in Control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “Cause” (or words of like import)), termination due to a Participant’s insubordination, dishonesty, fraud, incompetence, moral turpitude, willful misconduct, refusal to perform his duties or responsibilities (for any reason other than illness or incapacity or materially unsatisfactory performance of his  duties for the Company or an Affiliate), that is material to the Company and in the case of insubordination and refusal to perform his duties and responsibilities is not in the best interests of the Company as determined by the Committee in its sole discretion; or

(b)  in the case where there is an employment agreement, consulting agreement, Change in Control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “Cause” (or words of like import), “Cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “Cause” only applies on occurrence of a Change in Control, such definition of “Cause” shall not apply until a Change in Control actually takes place and then only with regard to a termination thereafter and otherwise the definition of “Cause” in (a) above applies.

2.7 “Change in Control” has the meaning set forth in Article XII.

2.8 “Change in Control Price” has the meaning set forth in Section 12.1.

2.9 “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

2.10 “Committee” means:

(a) with respect to the application of this Plan to Eligible Employees and Consultants, a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom is intended to be

(i) to the extent required by Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, a “nonemployee director” as defined in Rule 16b-3;

(ii) to the extent required by Section 162(m) of the Code, an “outside director” as defined under Section 162(m) of the Code;

(iii) an “independent director” as defined under NASDAQ Listing Rule 5605(a)(2) or, if applicable or selected by the Board to determine independence, another stock exchange rule; and

(iv) as may be applicable, “independent” as provided pursuant to rules promulgated by the Securities and Exchange Commission under The Dodd-Frank Wall Street Reform and Consumer Protection Act; and

(b) with respect to the application of this Plan to Non-Employee Directors, the Board.

To the extent that no Committee exists that has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board.

If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

2.11 “Common Stock” means the Common Stock, $.001 par value per share, of the Company.

2.12 “Company” means Applied Minerals Inc., a Delaware corporation, and its successors by operation of law.

2.13 “Consultant” means any natural or non-natural person who provides bona fide consulting, advisory, or management services to the Company or its Affiliates pursuant to a written agreement, which services are not primarily in connection with the offer and sale of securities in a capital-raising transaction, and do not primarily, directly or indirectly, promote or maintain a market for the Company’s or its Affiliates’ securities.

2.14 “Detrimental Activity” means:

(a)   the disclosure to anyone outside the Company or its Affiliates, or the use in any manner other than in the furtherance of the Company’s or its Affiliate’s business, without written authorization from the Company, of any confidential information or proprietary information, relating to the business of the Company or its Affiliates that is acquired by a Participant prior to the Participant’s Termination;

(b) activity while employed or performing services that (i) results, or if known could result, in the Participant’s Termination and (ii) is classified by the Company as a termination for Cause;

(c)   any attempt, directly or indirectly, to solicit, induce or hire (or the identification for solicitation, inducement or hiring of) any non-clerical employee of the Company or its Affiliates to be employed by, or to perform services for, the Participant or any Person with which the Participant is associated (including, but not limited to, due to the Participant’s employment by, consultancy for, equity interest in, or creditor relationship with such Person) or any Person from which the Participant receives direct or indirect compensation or fees as a result of such solicitation, inducement or hire (or the identification for solicitation, inducement or hire) without, in all cases, written authorization from the Company;

(d)  any attempt, directly or indirectly, to solicit in a competitive manner any current or prospective customer of the Company or its Affiliates without, in all cases, written authorization from the Company;

(e) the Participant’s Disparagement, or inducement of others to engage in Disparagement, of the Company or its Affiliates or their past and present officers, directors, employees or products;

(f)   without written authorization from the Company, the rendering of services for any organization, or engaging, directly or indirectly, in any business, which is competitive with the Company or its Affiliates, or the rendering of services to such organization or business if such organization or business is otherwise prejudicial to or in conflict with the interests of the Company or its Affiliates provided, however, that competitive activities shall only be those competitive with any business unit or Affiliate of the Company with regard to which the Participant performed services at any time within the two years prior to the Participant’s Termination; or

(g) breach of any agreement between the Participant and the Company or an Affiliate (including, without limitation, any employment agreement or noncompetition or nonsolicitation agreement).

For purposes of subsections (a), (c), (d) and (f) above, the Chief Executive Officer of the Company (or his designee as evidenced in writing) shall have authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other person shall each have authority to provide the Participant with such authorization.

2.15 “Disability” means with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, with respect to any payment pursuant to a Section 409A Covered Award that is triggered upon a Disability, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

2.16 “Disparagement” means making comments or statements to the press, to any of the Company’s or its Affiliates’ employees, consultants or any individual or entity which could reasonably be expected to adversely affect in any manner: (a) the conduct of the business of the Company or its Affiliates (including, without limitation, any products or business plans or prospects); or (b) the business reputation of the Company or its Affiliates, or any of their products, or their past or present officers, directors, employees, or Consultants.

2.17 “Eligible Employee” means each employee of the Company or an Affiliate.

2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

2.19 “Fair Market Value” means, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the closing price reported for the Common Stock on the applicable date as reported on the principal market on which it is then traded or if the Common Stock shall not have been reported or quoted pursuant on such date, on the first day prior thereto on which the Common Stock was reported or quoted.

If the Common Stock is not traded, listed or otherwise reported or quoted pursuant to the preceding paragraph, then Fair Market Value means the fair market value of the Common Stock as determined by the Committee in good faith in whatever manner it considers appropriate taking into account the requirements of Section 422 of the Code or Section 409A of the Code, as applicable.

For purposes of the grant of any Award, the applicable date shall be the trading day on which the Award is granted, or if such grant date is not a trading day, the trading day immediately prior to the date on which the Award is granted.

For purposes of the exercise of any Award the applicable date shall be the date a notice of exercise is received by the Committee (or its designee) or, if not a day on which the applicable market is open, the next day that it is open.

2.20 “Family Member” means “family member” as defined in Section A.1.(5) of the general instructions of Form S-8, as may be amended from time to time.

2.21 “Full-Value Awards” has the meaning set forth in Section 4.4.

2.22 “Good Reason” means, with respect to a Participant’s Termination of Employment:

(a)   in the case where there is no employment agreement, management agreement, Change in Control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “Good Reason” (or words or a concept of like import)), a voluntary termination due to Good Reason, as the Committee, in its sole discretion, decides to treat as a Good Reason termination; or

(b)  in the case where there is an employment agreement, management agreement, Change in Control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “Good Reason” (or words or a concept of like import), a termination due to Good Reason (or words or a concept of like import), as defined in such agreement at the time of the grant of the Award, and, for purposes of the Plan, as determined by the Committee in its sole discretion; provided that provided, however, that with regard to any agreement under which the definition of “Good Reason” only applies on occurrence of a Change in Control, such definition of “Good Reason” shall not apply until a Change in Control actually takes place and then only with regard to a termination thereafter and otherwise the definition of “Good Reason ” in (a) above applies.

2.23 “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parent (if any) under this Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

2.24 “Limited Stock Appreciation Right” has the meaning set forth in Section 7.5.

2.25 “Non-Employee Director” means a director of the Company who is not an active employee of the Company or an Affiliate.

2.26 “Non-Qualified Stock Option” means any Stock Option awarded under this Plan that is not an Incentive Stock Option.

2.27 “Other Stock-Based Award” means an Award under Article XI of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, (i) an Award valued by reference to an Affiliate and (ii) dividend equivalent rights.

2.28 “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.29 “Participant” means an Eligible Employee, Non-Employee Director or Consultant to whom an Award has been granted pursuant to this Plan.

2.30 “Performance Cycle” has the meaning set forth in Section 10.1.

2.31 “Performance Goals” has the meaning set forth in Exhibit A.

2.32 “Performance Period” means each period (as specified by the Committee) over which the performance of any performance criteria (including, the Performance Goals) is to be measured.

2.33 “Performance Share” means an Award made pursuant to Article IX of this Plan of the right to receive Common Stock or cash of an equivalent value at the end of a specified Performance Period.

2.34 “Performance Unit” means an Award made pursuant to Article X of this Plan of the right to receive a fixed dollar amount, payable in cash or Common Stock or a combination of both.

2.35 “Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.

2.36 “Plan” means this Applied Minerals Inc. 2016 Incentive Plan, as amended from time to time.

2.37 “Reference Stock Option” has the meaning set forth in Section 7.1.

2.38 “Effective Date” has the meaning set forth in Article XVI.

2.39 “Restricted Stock” means an Award of shares of Common Stock under this Plan that is subject to restrictions under Article VIII.

2.40 “Restriction Period” has the meaning set forth in Subsection 8.3(a) with respect to Restricted Stock.

2.41 “Retirement” means, unless otherwise determined, in its sole discretion, by the Committee at grant, or if no rights of the Participant are reduced, thereafter, a voluntary Termination of Employment or Termination of Consultancy by the Participant, other than at a time when circumstances for a termination for Cause exist, at or after age 65 or, in each case as may be approved by the Committee with regard to such Participant, in its sole discretion, such earlier date after age 55.

With respect to a Participant’s Termination of Directorship, Retirement means the failure to stand for reelection or the failure to be reelected on or after a Participant has attained age 65 or, with the consent of the Board, before age 65 but after age 55.

2.42 “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

 2.43 “Section 162(m) of the Code” means the exception for performance-based compensation under Section 162(m) of the Code and any applicable Treasury regulations thereunder.

2.44 “Section 409A Covered Award” has the meaning set forth in Section 15.14.

2.45 “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury regulations thereunder.

2.46 “Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

2.47 “Stock Appreciation Right” shall mean the right pursuant to an Award granted under Article VII.

A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash and/or stock equal to the difference between

(i) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and

(ii) the aggregate exercise price of such Stock Option (or such portion thereof).

A Non-Tandem Stock Appreciation Right shall mean the right to receive an amount in cash and/or stock equal to the difference between

(x) the Fair Market Value of a share of Common Stock on the date such right is exercised, and

(y) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

2.48 “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants granted pursuant to Article VI.

2.49 “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.50 “Ten Percent Stockholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.51 “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.53 “Termination of Consultancy” means that the Consultant is no longer acting as a consultant to the Company or to an Affiliate.

In the event that a Consultant or a member or a partner thereof becomes an Eligible Employee or a Non-Employee Director upon the Termination of the Consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant or a member or a partner thereof is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

2.54 “Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his directorship, his ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

2.55 “Termination of Employment” means a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his  employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

2.56 “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferable” shall have a correlative meaning.

ARTICLE III

ADMINISTRATION

3.1 The Committee. The Plan shall be administered and interpreted by the Committee.

3.2 Grants of Awards. The Committee shall have full authority to grant, pursuant to the terms of this Plan, to Eligible Employees, Consultants and Non-Employee Directors: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Performance Shares, (v) Performance Units; and (vi) Other Stock-Based Awards. In particular, the Committee shall have the authority:

(a)	to select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted hereunder;

(b)	to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Employees, Consultants or Non-Employee Directors;

(c)	to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(d)

to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(e)

to determine whether, to what extent and under what circumstances grants of Options and other Awards under this Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of this Plan;

(f)	to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.4(d);

(g)

to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant in any case, in a manner intended to comply with Section 409A of the Code;

(h)	to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;

(i)

to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired under an Award or pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award;

(j)	to modify, extend or renew an Award, subject to Article XIII and Section 6.4(l) herein, provided, however, that such action does not subject the Award to Section 409A.

(k)

solely to the extent permitted by applicable law, to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Participants in order to exercise Options under the Plan;

(l)

to offer to buy out an Award previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time such offer is made; provided that any such purchase of an Award shall be limited to no more than the fair market value of the Award on the date of such purchase and shall be subject to approval by the stockholders of the Company to the extent required under the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company;

(m)

to set the performance criteria and the Performance Period with respect to any Award for which the grant, vesting or payment of such Award is conditioned upon the attainment of specified performance criteria and to certify the attainment of any such performance criteria; provided, that with regard to any Award that is intended to comply with Section 162(m) of the Code, the applicable performance criteria shall be based on one or more of the Performance Goals set forth in Exhibit A hereto; and

(n)

generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of this Plan.

3.3 Guidelines. Subject to Article XIII hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan.

The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan; provided, that with regard to any provision of this Plan or any agreement relating thereto that is intended to comply with Section 162(m) of the Code, any such action by the Committee shall be permitted only to the extent such action would be permitted under Section 162(m) of the Code.

The Committee may adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions.

Notwithstanding the foregoing, no action of the Committee under this Section 3.3 shall impair the rights of any Participant without the Participant’s consent. To the extent applicable, this Plan is intended to comply with the applicable requirements of Rule 16b-3 and with respect to Awards intended to be “performance-based,” the applicable provisions of Section 162(m) of the Code, and this Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

3.4 Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

3.5 Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company or the charter of the Committee, at such times and places as it shall deem advisable, including, without limitation, by telephone or video conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination by consent in lieu of a meeting or reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.6 Designation of Consultants/Liability.

(a)

The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee.

(b)

The Committee may employ such legal counsel (including in-house counsel), consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to subsection (a) above shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it.

3.7 Indemnification. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer or employee of the Company or any Affiliate and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of this Plan, except to the extent arising out of such employee’s, officer’s, member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the employees, officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him under this Plan.

ARTICLE IV

SHARE LIMITATION

4.1 Shares. (a) The aggregate number of shares of Common Stock that may be issued or used for reference purposes with respect to which Awards may be granted under this Plan on or following the Effective Date shall not exceed 15,000,000 shares (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both.

If any Option, Stock Appreciation Right or Other Stock-Based Awards granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Award shall again be available for the purpose of Awards under the Plan.

If any shares of Restricted Stock, Performance Units, Performance Shares or Other Stock-Based Awards denominated in shares of Common Stock awarded under this Plan to a Participant are forfeited for any reason, the number of forfeited shares of Restricted Stock, Performance Units, Performance Shares or Other Stock-Based Awards denominated in shares of Common Stock shall again be available for the purposes of Awards under the Plan.

If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock that may be issued under this Plan.

The number of shares of Common Stock available for the purpose of Awards under the Plan shall be reduced by (i) the total number of Stock Options, Stock Appreciation Rights or Other Stock-Based Awards (subject to exercise) that have been exercised, regardless of whether any of the shares of Common Stock underlying such Awards are not actually issued to the Participant as the result of a net settlement, and (ii) any shares of Common Stock used to pay any exercise price or tax withholding obligation with respect to any Award.

In addition, the Company may not use the cash proceeds it receives from Stock Option exercises to repurchase shares of Common Stock on the open market for reuse under the Plan.

Notwithstanding anything to the contrary herein, Awards that may be settled solely in cash shall not be deemed to use any shares of Common Stock that may be issued or used for reference purposes under this Plan.

(b)	Individual Participant Limitations.

(i)    The maximum number of shares of Common Stock issuable or referenced with respect to any Award of (i) Stock Options, and (ii) Stock Appreciation Rights, for which the grant of such Award or payment is subject to the attainment of Performance Goals in accordance with Section 8.3(a)(ii) herein which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 1,000,000 shares (which shall be subject to any further increase or decrease pursuant to Section 4.2).  Notwithstanding the foregoing, if a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Eligible Employee’s or Consultant’s individual share limitations for both Stock Appreciation Rights and Stock Options.

(ii)    The maximum number of shares of Common Stock issuable or referenced with respect to any Award of shares of Restricted Stock or Other Stock-Based Awards, including Restricted Stock and Other Stock-Based Awards for which the grant of such Award or the lapse of the relevant Restriction Period or payment (with respect to dividend equivalents rights) is subject to the attainment of Performance Goals in accordance with Section 8.3(a)(ii) herein which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 1,000,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2).  Notwithstanding the foregoing, if a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Eligible Employee’s or Consultant’s individual share limitations for both Stock Appreciation Rights and Stock Options.

 (iii)  The maximum number of shares of Common Stock subject to any Award of Performance Shares which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 1,000,000 shares (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company. Each Performance Share shall be referenced to one share of Common Stock.

 (iv) The maximum value of the payment of Performance Units which may be granted under this Plan with respect to any fiscal year of the Company to each Eligible Employee or Consultant shall be $1,000,000.

4.2 Changes.

(a)

The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.

(b)

Subject to the provisions of Section 12.1, if there shall occur any such change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, subdivision, combination or reclassification of shares that may be issued under the Plan, any extraordinary cash dividend in an amount per share greater than three percent (3%) of the Fair Market Value of one share of Common Stock on the date of the declaration of such dividend, any recapitalization, any merger, any consolidation, any spin off, any reorganization or any partial or complete liquidation, or any other corporate transaction or event that would be considered an “equity restructuring” within the meaning of FASB ASC Topic 718 (a “Section 4.2 Event”), then (i) the aggregate number and/or kind of shares that thereafter may be issued under the Plan, (ii) the number and/or kind of shares or other property (including cash) to be issued upon exercise of an outstanding Award or under other Awards granted under the Plan, (iii) the purchase or exercise price thereof, and/or (iv) the individual Participant limitations set forth in Section 4.1(b) (other than those based on cash limitations) shall be appropriately adjusted.

In addition, subject to Section 12.1, if there shall occur any change in the capital structure or the business of the Company that is not a Section 4.2 Event (an “Other Extraordinary Event”), then the Committee, in good faith, may adjust any Award and make such other adjustments to the Plan as described in subsections (i) through (iv) above. Any adjustment pursuant to this Section 4.2 shall be consistent with the applicable Section 4.2 Event or the applicable Other Extraordinary Event, as the case may be, and shall be executed in such manner as the Committee may deem appropriate to prevent substantial dilution of the rights granted to, or available for, Participants under the Plan.

Any such adjustment determined by the Committee in good faith shall be final, binding and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and permitted assigns. Except as expressly provided in this Section 4.2 or in the applicable Award agreement, a Participant shall have no rights by reason of any Section 4.2 Event or any Other Extraordinary Event.

Notwithstanding the foregoing, the Committee shall not make any adjustments pursuant to this Section 4.2 that would (i) Cause an Award that is exempt from or otherwise not subject to Section 409A of the Code to be subject to Section 409A of the Code or (ii) with respect to an Award that is subject to Section 409A of the Code, subject a Participant to additional tax or penalties under Section 409A of the Code, without the Participant’s consent.

(c)

Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

4.3 Minimum Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.

4.4 Minimum Restriction and Vesting Period. Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, with respect to any Award of Restricted Stock, Performance Shares, Performance Units, or Other Stock-Based Award which by its terms does not require the recipient of the Award to pay a per share exercise price or purchase price equal to the Fair Market Value of the underlying Common Stock at the grant date, including restricted stock units (collectively, “Full-Value Awards”), (i) the Restriction Period with respect to any such Award of Restricted Stock, (ii) the Performance Period with respect to any such Award of Performance Shares, (iii) the Performance Cycle with respect to any such Award of Performance Units and (iv) the vesting period with respect to any such Other Stock-Based Award that is payable in shares of Common Stock granted on or after such date shall be no less than one year. In addition, unless otherwise determined by the Committee at grant, with respect to any Appreciation Award the vesting schedule shall be no less than one year. Notwithstanding the foregoing, for purposes of the definition of Full Value Awards, dividend equivalent rights are not deemed to be Full-Value Awards.

Notwithstanding the foregoing,

(a) the Committee may (at the time of grant or thereafter) provide for the earlier lapsing of restrictions or the vesting of any Award in the event of a Change in Control, a Participant’s retirement, death or Disability, or a Participant’s Termination by the Company without Cause or by the Participant for Good Reason, and

(b) subject to the limitations set forth in Section 4.1(a), Awards may be granted that are not subject to the foregoing limitations (x) with respect to up to five percent (5%) of the total number of Shares reserved for Awards under the Plan and (y) in addition to the Awards permitted under the preceding clause (x), that are made as annual Awards to Non-Employee Directors or are made to Non-Employee Directors upon their initial election or appointment as a director.

4.5  Dividends and Dividend Equivalents. Notwithstanding any other provision of the Plan to the contrary, any rights granted hereunder to a Participant under an Award to receive or retain dividends or dividend equivalents with respect to the shares of Common Stock underlying any Full-Value Award (with respect to which the lapsing of the restrictions subject thereto or the vesting thereof is based (in whole or in part) on the attainment of one or more Performance Goals), shall be subject to the same vesting and/or forfeiture conditions (performance-based, service-based or otherwise) as are applicable to such Full-Value Award.  However, dividend equivalent rights that are other Stock-Based Awards may be granted on a stand-alone basis.

ARTICLE V

ELIGIBILITY

5.1 General Eligibility. All Eligible Employees, prospective employees and Consultants of the Company and its Affiliates, and Non-Employee Directors of the Company, are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in this Plan shall be determined by the Committee in its sole discretion. Notwithstanding anything herein to the contrary, no Award under which a Participant may receive shares of Common Stock may be granted under this Plan to an Eligible Employee, Consultant or Non-Employee Director of any Affiliate if such shares of Common Stock does not constitute “service recipient stock” for purposes of Section 409A of the Code with respect to such Eligible Employee, Consultant or Non-Employee Director unless such Award is structured in a manner intended to comply with, or be exempt from, Section 409A of the Code.

5.2 Incentive Stock Options. Notwithstanding anything herein to the contrary, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in this Plan shall be determined by the Committee in its sole discretion.

5.3 General Requirement. The vesting and exercise of Awards granted to a prospective employee or consultant are conditioned upon such individual actually becoming an Eligible Employee or Consultant.

ARTICLE VI

STOCK OPTIONS

6.1 Options. Stock Options may be granted alone or in addition to other Awards granted under this Plan. Each Stock Option granted under this Plan shall be of one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option.

6.2 Grants. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options.

To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify shall constitute a separate Non-Qualified Stock Option.

6.3 Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422.

6.4 Terms of Options. Options granted under this Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

(a)

Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the time of grant.

(b)

Stock Option Term. The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than 10 years after the date the Option is granted; and provided further that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.

(c)

Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

The Option agreement may provide that

(i)    in the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Option, all Stock Options held by the Participant shall thereupon terminate and expire,

(ii)  as a condition of the exercise of a Stock Option, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and

(iii) in the event the Participant engages in Detrimental Activity during the one year period commencing on the date the Stock Option is exercised or becomes vested, the Company shall be entitled to recover from the Participant at any time within one year after such exercise or vesting, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter).

If included in the Option Agreement, the foregoing provisions described in subsections (i), (ii) and (iii) shall cease to apply upon a Change in Control.

(d)

Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Committee (or its designee) specifying the number of shares of Common Stock to be purchased. Such notice shall be in a form acceptable to the Company and shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; (iii) “Net-Exercise,” which means a procedure by which the Optionee will be issued a number of shares of Stock determined in accordance with the following formula: N = X(A-B)/A, where “N” = the number of shares of Stock to be issued to the Participant upon exercise of the Option; “X” = the total number of shares with respect to which the Participant has elected to exercise the Option; “A” = the Fair Market Value of one share of Stock determined on the exercise date; and “B” = the exercise price per share (as defined in the Participant’s Award Agreement); (iv) cancellation of indebtedness; (v) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant (for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

(e)

Non-Transferability of Options. No Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant, or if no rights of the Participant are reduced, thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the applicable Award agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of this Plan and the applicable Award agreement.

(f)

Termination by Death, Disability or Retirement. Unless otherwise determined by the Committee, in its sole discretion, at the time of grant, or if no rights of the Participant are reduced, thereafter, if Participant’s Termination is by reason of death, Disability or Retirement, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant’s estate) at any time within a period of one year from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options; provided, however, that in the case of Retirement, if the Participant dies within such exercise period, all unexercised Stock Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of the later of one year from the date of such death or the expiration of the stated term of such Stock Options.

(g)	Involuntary Termination Without Cause or for Good Reason. Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is by involuntary termination without Cause or for Good Reason, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(h)

Voluntary Termination. Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is voluntary (other than a voluntary termination described in subsection (i)(y) below), all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(i)

Termination for Cause. Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination (x) is for Cause or (y) is a voluntary Termination (as provided in subsection (h) above) after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.

(j)	Unvested Stock Options. Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, Stock Options that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

(k)

Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. If any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

(l)

Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of this Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may, subject to Section 13.1(iv), (i) modify, extend or renew outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not reduced without his consent and provided further that such action does not extend the Stock Option beyond its stated term), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised).

Notwithstanding anything herein to the contrary, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.

(m)	Buyout and Settlement Provisions. The Committee may at any time offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made; provided that such purchase of an Option shall be based on the Fair Market Value of the Common Stock on the date of purchase and shall be subject to approval by the stockholders of the Company to the extent required under the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company.

(n)	Other Terms and Conditions. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of this Plan, as the Committee shall deem appropriate.

ARTICLE VII

STOCK APPRECIATION RIGHTS

7.1 Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under this Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

7.2 Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, and the following:

(a)

Exercise Price. The exercise price per share of Common Stock subject to a Tandem Stock Appreciation Right shall be the exercise price of the Reference Stock Option as determined in accordance with Section 6.4(a).

(b)

Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option Causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

(c)

Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI, and shall be subject to the provisions of Section 6.4(c).

(d)

Method of Exercise. A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options that have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

(e)

Payment. Upon the exercise of a Tandem Stock Appreciation Right a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

(f)

Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

(g)	Non-Transferability. Tandem Stock Appreciation Rights shall be Transferable only when and to the extent that the underlying Stock Option would be Transferable under Section 6.4(e) of the Plan.

7.3 Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.

7.4 Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, and the following:

(a)

Exercise Price. The exercise price per share of Common Stock subject to a Non-Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Non-Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

(b)	Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than 10 years after the date the right is granted.

(c)

Exercisability. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

Unless otherwise determined by the Committee at grant, the Award agreement shall provide that (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Non-Tandem Stock Appreciation Right, all Non-Tandem Stock Appreciation Rights held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Non-Tandem Stock Appreciation Right, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one year period commencing on the later of the date the Non-Tandem Stock Appreciation Right is exercised or becomes vested, the Company shall be entitled to recover from the Participant at any time within one year after such exercise or vesting, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter). The foregoing provisions described in subsections (i), (ii) and (iii) shall cease to apply upon a Change in Control.

(d)

Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

(e)

Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right, a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant.

(f)

Non-Transferability. No Non-Tandem Stock Appreciation Rights shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant.

(g)

Termination. Unless otherwise provided in an Award agreement, upon Termination, Non-Tandem Stock Appreciation Rights shall be exercised in accordance with the provisions of Section 6.4(f) through (j) of the Plan.

7.5 Limited Stock Appreciation Rights. The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a limited stock appreciation right (a “Limited Stock Appreciation Right”). Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash and/or Common Stock, as determined by the Committee, an amount equal to the amount (i) set forth in Section 7.2(e) with respect to Tandem Stock Appreciation Rights or (ii) set forth in Section 7.4(e) with respect to Non-Tandem Stock Appreciation Rights, as applicable.

ARTICLE VIII

RESTRICTED STOCK

8.1 Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

Unless otherwise determined by the Committee at grant, each Award of Restricted Stock shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one year period after, any vesting of Restricted Stock, the Committee may direct that all unvested Restricted Stock shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to the Fair Market Value at the time of vesting of any Restricted Stock which had vested in the period referred to above. The foregoing provision shall cease to apply upon a Change in Control.

The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets (including, the Performance Goals specified in Exhibit A attached hereto) or such other factors as the Committee may determine, in its sole discretion.

8.2 Awards and Certificates. Eligible Employees, Consultants and Non-Employee Directors selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company, if required by the Committee at the time of grant, and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

(a)

Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

(b)

Acceptance. Awards of Restricted Stock must be accepted within a period of 60 days (or such other period as the Committee may specify) after the grant date, by executing a Restricted Stock agreement and by paying whatever price (if any) the Committee has designated thereunder.

(c)

Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Applied Minerals Inc. (the “Company”) 2016 Incentive Plan (as amended from time to time, the “Plan”), and an Agreement entered into between the registered owner and the Company dated . Copies of such Plan and Agreement are on file at the principal office of the Company.”

(d)

Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

8.3 Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following restrictions and conditions:

(a)

Restriction Period. (i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as may be set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events that would accelerate vesting of the shares of Restricted Stock.

Based on service, attainment of performance goals pursuant to Section 8.3(a)(ii) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.

(ii) Objective Performance Goals, Formulae or Standards.    If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of performance goals, the Committee shall establish the objective performance goals and the applicable vesting percentage of the Restricted Stock applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date while the outcome of the performance goals are substantially uncertain as otherwise determined by the Committee in its sole discretion and that is permitted under Section 162(m) of the Code with regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code. Such performance goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances.

With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, (x) to the extent any such provision set forth in the prior sentence would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect and (y) the applicable performance goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

(b)	Rights as a Stockholder. Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

(c)	Termination. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the applicable provisions of the Restricted Stock Award agreement and this Plan, upon a Participant’s Termination for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

(d)	Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee.

ARTICLE IX

PERFORMANCE SHARES

9.1 Award of Performance Shares. Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, Performance Shares shall be awarded, the number of Performance Shares to be awarded to any person, the duration of the applicable Performance Period during which, and the conditions under which, receipt of the Shares will be deferred, and the other terms and conditions of the Award in addition to those set forth in Section 9.2.

Unless otherwise determined by the Committee at grant, each Award of Performance Shares shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one year period after, any vesting of Performance Shares, the Committee may direct (at any time within one year thereafter) that all unvested Performance Shares shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to any gain the Participant realized from any Performance Shares which had vested in the period referred to above. The foregoing provision shall cease to apply upon a Change in Control.

Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Share upon the attainment of specified objective performance goals (including, the Performance Goals specified in Exhibit A attached hereto) established pursuant to Section 9.2(c) below and such other factors as the Committee may determine, in its sole discretion.

9.2 Terms and Conditions. Performance Shares awarded pursuant to this Article IX shall be subject to the following terms and conditions:

(a)

Earning of Performance Share Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the performance goals established pursuant to Section 9.2(c) are achieved and the percentage of each Performance Share Award that has been earned.

(b)	Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, Performance Shares may not be Transferred during the Performance Period.

(c)

Objective Performance Goals, Formulae or Standards. The Committee shall establish the objective performance goals for the earning of Performance Shares based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date while the outcome of the performance goals are substantially uncertain as otherwise determined by the Committee in its sole discretion and that is permitted under Section 162(m) of the Code with regard to a Performance Share Award that is intended to comply with Section 162(m) of the Code.

Such performance goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Performance Share that is intended to comply with Section 162(m) of the Code, (x) to the extent any such provision set forth in the prior sentence would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect and (y) the applicable performance goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

(d)

Dividends. Unless otherwise determined by the Committee at the time of grant, amounts equal to any dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share will not be paid to the Participant.

(e)

Payment. Following the Committee’s determination in accordance with subsection (a) above, shares of Common Stock or, as determined by the Committee in its sole discretion, the cash equivalent of such shares shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his legal representative, in an amount equal to such individual’s earned Performance Share. Notwithstanding the foregoing, the Committee may, in its sole discretion, award an amount less than the earned Performance Share and/or subject the payment of all or part of any Performance Share to additional vesting, forfeiture and deferral conditions as it deems appropriate.

(f)

Termination. Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant’s Termination for any reason during the Performance Period for a given Award, the Performance Shares in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.

(g)

Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Share Award.

ARTICLE X

PERFORMANCE UNITS

10.1 Award of Performance Units. Performance Units may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, Performance Units shall be awarded, the number of Performance Units to be awarded to any person, the duration of the period (the “Performance Cycle”) during which, and the conditions under which, a Participant’s right to Performance Units will be vested, the ability of Participants to defer the receipt of payment of such Units, and the other terms and conditions of the Award in addition to those set forth in Section 10.2.

A Performance Unit shall have a fixed dollar value.

Unless otherwise determined by the Committee at grant, each Award of Performance Units shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one year period after, any vesting of Performance Units, the Committee may direct (at any time within one year thereafter) that all unvested Performance Units shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to any gain the Participant realized from any Performance Units which had vested in the period referred to above. The foregoing provision shall cease to apply upon a Change in Control.

Except as otherwise provided herein, the Committee shall condition the vesting of any Performance Unit upon the attainment of specified objective performance goals (including, the Performance Goals specified in Exhibit A attached hereto) established pursuant to Section 10.2(a) below and such other factors as the Committee may determine, in its sole discretion.

10.2 Terms and Conditions. The Performance Units awarded pursuant to this Article X shall be subject to the following terms and conditions:

(a)

Performance Goals. The Committee shall establish the objective performance goals for the earning of Performance Units based on a Performance Cycle applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Cycle or at such later date as permitted under Section 162(m) of the Code and while the outcome of the performance goals are substantially uncertain as otherwise determined by the Committee in its sole discretion and that is permitted under Section 162(m) of the Code with regard to a Performance Share Award that is intended to comply with Section 162(m) of the Code. Such performance goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Performance Unit that is intended to comply with Section 162(m) of the Code, (x) to the extent any such provision set forth in the prior sentence would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect and (y) the applicable performance goals shall be based on one or more of the performance criteria set

(b)	Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, Performance Unit Awards may not be Transferred.

(c)	Vesting. At the expiration of the Performance Cycle, the Committee shall determine the extent to which the performance goals have been achieved, and the percentage of the Performance Unit Award of each Participant that has vested.

(d)	Payment. Subject to the applicable provisions of the Award agreement and this Plan, at the expiration of the Performance Cycle, cash and/or share certificates of an equivalent value (as the Committee may determine in its sole discretion) shall be delivered to the Participant, or his legal representative, in payment of the vested Performance Units covered by the Performance Unit Award.

(e)	Termination. Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant’s Termination for any reason during the Performance Cycle for a given Award, the Performance Units in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.

(f)	Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Unit and/or waive the deferral limitations for all or any part of such Award.

ARTICLE XI

OTHER STOCK-BASED AWARDS

11.1 Other Awards. The Committee is authorized to grant to Eligible Employees, Consultants and Non-Employee Directors Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, stock equivalent units, restricted stock units, Awards valued by reference to book value of shares of Common Stock, and dividend equivalent rights, which may or may not reference shares underlying other Awards or shares already owned. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.  The maximum payment for each dividend equivalents right is the amount of the dividend paid on a share of Common Stock.

Subject to the provisions of this Plan, the Committee shall have authority to determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified Performance Period.

The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified performance criteria (including the Performance Goals set forth on Exhibit A) or such other factors as the Committee may determine, in its sole discretion. If the grant or vesting of an Other Stock-Based Award is based on the attainment of performance goals, the Committee shall, in its sole discretion, establish the objective performance goals for the grant or vesting of such Other Stock-Based Awards applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date while the outcome of the performance goals are substantially uncertain as otherwise determined by the Committee in its sole discretion and that is permitted under Section 162(m) of the Code with regard to an Other Stock-Based Award that is intended to comply with Section 162(m) of the Code. Such performance goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to an Other Stock-Based Award that is intended to comply with Section 162(m) of the Code, (x) to the extent any such provision set forth in the prior sentence would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect and (y) the applicable performance goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

11.2 Terms and Conditions. Other Stock-Based Awards made pursuant to this Article XI shall be subject to the following terms and conditions:

(a)

Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, shares of Common Stock subject to Awards made under this Article XI may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(b)

Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and this Plan, the recipient of an Award under this Article XI shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion.  The foregoing does not apply to Awards of an Other Stock-Based Award consisting of dividend equivalent rights only.

(c)

Vesting. Any Award under this Article XI and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion.

(d)

Price. Common Stock issued on a bonus basis under this Article XI may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article XI shall be priced, as determined by the Committee in its sole discretion.

ARTICLE XII

CHANGE IN CONTROL PROVISIONS

12.1 Benefits. In the event of a Change in Control of the Company (as defined below), or in anticipation of a Change in Control, effective as of or immediately before the Change in Control, but such action being contingent on the occurrence of the Change in Control, and, provided that, if the Change in Control does not take place within a specified period after such action by the Committee for any reason whatsoever, the action shall be null and void, and except as otherwise provided by the Committee in an Award agreement, a Participant’s Award shall be treated in accordance with one of the following methods as determined by the Committee acting in the best interests of the Participant in his capacity as such without regard to the best interests of the Company or the Participant in any other capacity (references to determinations of the Committee below incorporating such standard):

(a)

Awards subject to vesting conditions, whether or not then vested, shall be continued, assumed, have new rights substituted therefor (in each case, the vesting conditions shall be continued or shall lapse, as determined by the Committee, but shall not be increased or extended, as determined by the Committee. Full Value Awards subject to Restrictions, Performance Periods, or Performance Cycles shall be continued, assumed, have new rights substituted therefor (in each case, the Restrictions, Performance Periods, or Performance Cycles shall be continued or shall lapse, as determined by the Committee, but shall not be increased or extended). Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation § 1.424-1 (and any amendments thereto).

(b)	Notwithstanding (a), if there is a Change in Control Price, the Committee, in its sole discretion, may

(i)

 provide for the purchase in cash by the Company or an Affiliate of (x) any Stock Options, or Stock Appreciation Rights, or any Other Stock-Based Award that provides for a Participant-elected exercise, for an amount equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards, (y) any other Appreciation Awards for an amount equal to the excess of the Change on Control Price of the shares of Common Stock covered by such Awards over the Fair Market Value at the date of grant, and (z) any Full Value Awards at the Change in Control Price of the shares of Common Stock covered by such Awards; ore

(ii)

terminate all outstanding and unexercised Stock Options, or Stock Appreciation Rights, or any Other Stock-Based Award that provides for a Participant-elected exercise, effective as of or immediately before the Change in Control, by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Change in Control.  In such case, during the period from the date on which such notice of termination is delivered to the consummation of the Change in Control, each such Participant shall have the right to exercise in full all of his Awards that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Award agreements, including restrictions and vesting requirements, Performance Periods, or Performance Cycles which shall be deemed to be eliminated), but any such exercise shall be contingent on the occurrence of the Change in Control, and, provided that, if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

(iii)

For purposes of this Section 12.1, Change in Control Price shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company; provided, however, that the Change in Control Price shall not exceed the fair market value of the Common Stock at the time of purchase as determined in accordance Section 409A of the Code.

(c)

In the event of Change in Control, the Committee may, in its sole discretion, provide for the cancellation of any award that provides for Participant-elected exercise without payment, if the Change in Control Price is less than the exercise price.

(d)

Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions Performance Periods, or Performance Cycles, of an Award at any time.

(e)	Dividend equivalent rights shall not be affected by a Change in Control except that such rights shall terminate immediately after a Change of Control.

12.2 Change in Control. Unless otherwise determined by the Committee in the applicable Award agreement or other written agreement approved by the Committee, a “Change in Control” shall be deemed to occur if

(i) any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(ii)  a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (other than those covered by the exceptions in (i) above) acquires more than 50% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control of the Company; or

(iii) the stockholders of the Company approve a plan of complete liquidation of the Company or the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets pursuant to a spinoff type transaction, directly or indirectly of such assets to the stockholders of the Company; provided, that with respect to any payment pursuant to a Section 409A Covered Award that is triggered upon a Change in Control, stockholder approval of a plan of liquidation of the Company shall not constitute a Change in Control.

ARTICLE XIII

TERMINATION OR AMENDMENT OF PLAN

13.1 Termination or Amendment. Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XV or Section 409A of the Code), or suspend or terminate it entirely, retroactively or otherwise;

provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the holders of the Company’s Common Stock entitled to vote in accordance with applicable law, no amendment may be made which would

(i) increase the aggregate number of shares of Common Stock that may be issued under this Plan (except by operation of Section 4.2);

(ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b) (except by operation of Section 4.2);

(iv) decrease the minimum exercise price of any Stock Option or Stock Appreciation Right;

(v) extend the maximum option period under Section 6.4;

(vi) alter the Performance Goals set forth in Exhibit A;

(vii) other than adjustments or substitutions in accordance with Section 4.2, amend the terms of outstanding Awards to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or to cancel outstanding Stock Options or Stock Appreciation Rights (where prior to the reduction or cancellation the exercise price equals or exceeds the fair market value of the shares of Common Stock underlying such Awards) in exchange for cash, other Awards or Stock Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Stock Options or Stock Appreciation Rights; or

(viii) require stockholder approval in order for this Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code.

In no event may this Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under this Plan, decrease the minimum exercise price of any Award, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company.

Notwithstanding anything herein to the contrary, the Board may amend the Plan or any Award agreement at any time without a Participant’s consent to comply with applicable law including Section 409A of the Code.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder’s consent.

ARTICLE XIV

UNFUNDED PLAN

14.1 Unfunded Status of Plan. This Plan is an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

ARTICLE XV

GENERAL PROVISIONS

15.1 Legend. The Committee may require each person receiving shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on Transfer.

All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may Cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

15.2 Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

15.3 No Right to Employment/Directorship/Consultancy. Neither this Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his  employment, consultancy or directorship at any time.

15.4 Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

15.5 No Assignment of Benefits. No Award or other benefit payable under this Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

15.6 Listing and Other Conditions.

(a)

Unless otherwise determined by the Committee, if the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

(b)

If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(c)

Upon termination of any period of suspension under this Section 15.6, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

(d)

A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

15.7 Governing Law. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

15.8 Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine or neuter gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

15.9 Other Benefits. No Award granted or paid out under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

15.10 Costs. The Company shall bear all expenses associated with administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

15.11 No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

15.12 Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

15.13 Section 16(b) of the Exchange Act. All elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business thereunder.

15.14 Section 409A of the Code. Although the Company does not guarantee to a Participant the particular tax treatment of an Award granted under the Plan, Awards made under the Plan are intended to comply with, or be exempt from, the applicable requirements of Section 409A of the Code and the Plan and any Award agreement hereunder shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award granted under the Plan constitutes “non-qualified deferred compensation” pursuant to Section 409A of the Code (a “Section 409A Covered Award”), it shall be paid in a manner that will comply with Section 409A of the Code. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Code Section 409A or any damages for failing to comply with Code Section 409A or this Section 15.14. Notwithstanding anything in the Plan or in an Award to the contrary, the following provisions shall apply to Section 409A Covered Awards:

(a)

A termination of employment shall not be deemed to have occurred for purposes of any provision of a Section 409A Covered Award providing for payment upon or following a termination of the Participant’s employment unless such termination is also a “Separation from Service” within the meaning of Code Section 409A and, for purposes of any such provision of Section 409A Covered Award, references to a “termination,” “termination of employment” or like terms shall mean Separation from Service. Notwithstanding any provision to the contrary in the Plan or the Award, if the Participant is deemed on the date of the Participant’s Termination to be a “specified employee” within the meaning of that term under Code Section 409A(a)(2)(B) and using the identification methodology selected by the Company from time to time, or if none, the default methodology set forth in Code Section 409A, then with regard to any such payment under a Section 409A Covered Award, to the extent required to be delayed in compliance with Code Section 409A(a)(2)(B), such payment shall not be made prior to the earlier of (i) the expiration of the six (6)-month period measured from the date of the Participant’s Separation from Service, and (ii) the date of the Participant’s death (the “Delay Period”). All payments delayed pursuant to this Section 15.15(a) shall be paid to the Participant on the first day of the seventh month following the date of the Participant’s Separation from Service or, if earlier, on the date of the Participant’s death.

(b)

Whenever a payment under a Section 409A Covered Award specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company.

(c)	If under the Section 409A Covered Award an amount is to be paid in two or more installments, for purposes of Code Section 409A, each installment shall be treated as a separate payment.

15.15 Successor and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

15.16 Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

15.17 Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

15.18 Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

15.19 Recoupment. All Awards granted or other compensation paid by the Company under this Plan, including any shares of Common Stock issued under any Award hereunder, will be subject to any compensation recapture policies established by the Board or the Committee from time to time, in their respective sole discretion.

15.20 Reformation. If any provision regarding Detrimental Activity or any other provision set forth in the Plan or an Award agreement is found by any court of competent jurisdiction or arbitrator to be invalid, void or unenforceable or to be excessively broad as to duration, activity, geographic application or subject, such provision or provisions shall be construed, by limiting or reducing them to the extent legally permitted, so as to be enforceable to the maximum extent compatible with then applicable law.

15.21 Electronic Communications. Notwithstanding anything else herein to the contrary, any Award agreement, notice of exercise of an Option or Non-Tandem Stock Appreciation Right, or other document or notice required or permitted by this Plan that is required to be delivered in writing may, to the extent determined by the Committee, be delivered and accepted electronically. Signatures may also be electronic if permitted by the Committee. The term “written agreement” as used in the Plan shall include any document that it is delivered and/or accepted electronically.

ARTICLE XVI

EFFECTIVE DATE OF PLAN

On September 7, 2016, the Board approved this Plan in the form set forth herein (effective on December 7, 2016 (the “Effective Date”), the date of the Company’s 2016 annual stockholders’ meeting (the “2016 Annual Meeting”), subject to stockholder approval of the Plan at the 2016 Annual Meeting.

ARTICLE XVII

TERM OF PLAN

No Award shall be granted pursuant to the Plan on or after December 7, 2022, but Awards granted prior to such date may extend beyond that date; provided that no Award (other than Options or Stock Appreciation Rights) that is intended to be “performance-based” under Section 162(m) of the Code shall be granted on or after the first meeting of the Company’s stockholders that occurs in the fifth year following the year of stockholder approval of the Plan unless the performance criteria set forth on Exhibit A are reapproved (or other designated performance goals are approved) by the stockholders.

ARTICLE XVIII

NAME OF PLAN

This Plan shall be known as “Applied Minerals Inc. 2016 Incentive Plan”.

EXHIBIT A

PERFORMANCE GOALS

Performance goals established for purposes of the grant and/or vesting of performance-based Awards of Restricted Stock, Other Stock-Based Awards, Performance Units and/or Performance Shares intended to be “performance-based” under Section 162(m) of the Code shall be based on one or more of the following performance goals (“Performance Goals”): enterprise value of the Company; income or net income; operating income; net operating income or net operating income after tax; operating profit or net operating profit; cash flow including, but not limited to, from operations or free cash flow; bank debt or other or short-term public or private debt or other similar financial obligations (which may be calculated net of cash balances and/or other offsets and adjustments); operating margin; return on operating revenue or return on operating profit; sales (net or otherwise), revenues, income (net or otherwise) or earnings before income tax or other exclusions of the Company; return measures (after tax or pre-tax), including return on capital employed, return on invested capital; earnings before income and taxes; earnings before income and taxes, depreciation and amortization; return on equity, return on assets, return on net assets; total stockholder return or growth in total stockholder return (with or without dividend reinvestment); estimated market share; expense management/control or reduction (including without limitation, compensation and benefits expense); customer satisfaction; technological improvements/implementation, new product innovation; property/asset purchases or sales; litigation and regulatory resolution/implementation goals; leases, contracts or financings (including renewals, overhead, savings, G&A and other expense control goals); risk management/implementation; development and implementation of strategic plans and/or organizational restructuring goals; formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Corporation’s revenue or profitability or to enhance its customer base; or completion of a merger, acquisition or any transaction that results in the sale of all or substantially all of the stock or assets of the Company; sales to individual or related customers; sales to new customers; contacts with potential customers; evaluations of the company’s products by potential customers; and identification of and/or exploitation of new markets.

All Performance Goals may be based upon the attainment of specified levels of the Company (or its subsidiary, division or other operational unit) performance. Any goal may be expressed as a dollar figure, on a percentage basis (if applicable) or on a per share basis, and goals may be either absolute, relative to a selected peer group or index, or a combination of both. To the extent permitted under Section 162(m) of the Code, (including, without limitation, compliance with any requirements for shareholder approval), the Committee may: (i) designate additional business criteria on which the Performance Goals may be based or (ii) adjust, modify or amend the aforementioned business criteria.

Except as otherwise determined by the Committee at grant, the measures used in Performance Goals (except specifically non-GAAP measures) set under the Plan shall be determined in accordance with generally accepted accounting principles (“GAAP”) and in a manner consistent with the methods used in the Company’s regular reports on Forms 10-K and 10-Q, without regard to any of the following unless otherwise determined by the Committee consistent with the requirements of Code Section 162(m)(4)(C) and the regulations thereunder:

(a)  all items of gain, loss or expense for the fiscal year or other applicable performance period that are related to special, unusual or non-recurring items, events or circumstances affecting the Company (or a Subsidiary, division, other operational unit or administrative department of the Company) or the financial statements of the Company (or a Subsidiary, division, other operational unit or administrative department of the Company);

(b)   all items of gain, loss or expense for the fiscal year or other applicable performance period that are related to (i) the disposal of a business or discontinued operations or (ii) the operations of any business acquired by the Company (or a Subsidiary, division, other operational unit or administrative department of the Company) during the fiscal year or other applicable performance period; and

(c) all items of gain, loss or expense for the fiscal year or other applicable performance period that are related to changes in accounting principles or to changes in applicable law or regulations.

To the extent any objective Performance Goals are expressed using any measures that require deviations from GAAP, such deviations shall be at the discretion of the Committee as exercised at the time the Performance Goals are set.

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Use the Internet to transmit voting instructions up until 11:59 P.M. Eastern Time on the day before the meeting. Record holders, if using www.proxyvote.com, please have the proxy card in hand when accessing the website and follow the instructions to obtain records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on the day before the meeting. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date the proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E14218-P82573 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED.

APPLIED MINERALS, INC.

1. **Election of Directors**

The Board of Directors recommends a vote **FOR** seven nominees for Director with each nominee to serve until the 2017 Annual Meeting of Stockholders or until his successor is elected and qualified.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1.1 MARIO CONCHA
1.2 JOHN LEVY
1.3 ROBERT BETZ
1.4 DAVID TAFT
1.5 BRADLEY TIRPAK
1.6 ALI ZAMANI
1.7 ANDRE ZEITOUN

2. **Advisory, non-binding vote on executive compensation**

The Board of Directors recommends a vote **FOR** approval, on an advisory basis, of executive compensation.

For	Against	Abstain
☐	☐	☐

For	Against	Abstain
☐	☐	☐

For	Against	Abstain
☐	☐	☐

5. **The ratification of EisnerAmper LLP as our independent registered public accounting firm**

The Board of Directors recommends a vote **FOR** ratification.

For	Against	Abstain
☐	☐	☐

Mark Here for Address Changes or Comments **(SEE REVERSE)** ☐

Signature must be that of stockholder. If shares are held jointly, each stockholder named should sign. If the signer is a corporation, please sign the full corporate name by duly authorized officer. If the signer is a partnership, please sign partnership name by authorized person. Executors, administrators, trustees, guardians, attorneys-in-fact, etc., should so indicate when signing.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

APPLIED MINERALS, INC.

The Notice of Annual Meeting of Stockholders, Proxy Statement and the Annual Report to Stockholders (Form 10-K) are available on the following website: www.proxyvote.com.

◀ **FOLD AND DETACH HERE** ▶

E14219-P82573

SOLICITED BY THE BOARD OF DIRECTORS

APPLIED MINERALS, INC.

ANNUAL MEETING OF STOCKHOLDERS

December 7, 2016

The undersigned hereby appoints Eric Basroon and Christopher T. Carney or either of them, with full power of substitution, proxies for the undersigned and authorizes them to represent and vote, as designated, all the shares of stock of the Company which the undersigned may be entitled to vote at the 2016 Annual Meeting at the 304 Hudson Street, Third Floor, New York, NY, 10013 on December 7, 2016, at 2:00 p.m., Eastern Time, and at any adjournment of such meeting, as indicated with respect to the proposals listed on the reverse side hereof and with discretionary authority as to any other matters that may properly come before the meeting, as recommended by the Board of Directors, all in accordance with and as described in the Notice and Proxy Statement of the Annual Meeting.

If this Proxy is executed without indicating (i) a vote for all nominees (ii) withhold for all nominees or (iii) for all except specified nominee(s), it will be deemed to grant authority to vote FOR all nominees. If this Proxy is executed without indicating voting instructions on any of Proposals 2, 3, 4, or 5, then it will be deemed to grant authority to vote FOR such uninstructed Proposal(s).

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Address Changes/Comments: ____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be marked, dated and signed, on the other side)